File No. 811-7458
                                                    33-57724
                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549

                                                     FORM N-1A

                                                                       ---
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 X
                                                                       ---

                                                                       ---
         Pre-Effective Amendment No.                                    X
                                                                       ---
         Post-Effective Amendment No.     7                     X


                                                        and

REGISTRATION STATEMENT UNDER THE INVESTMENT                            ---
COMPANY ACT OF 1940                                                     X
                                                                       ---

                                                                       ---
         AMENDMENT No.     10                                         X
                                                                       ---


                                             Tweedy, Browne Fund Inc.
                             (Exact name of Registrant as Specified in Charter)

                    52 Vanderbilt Avenue, New York, NY 10017
               (Address of Principal Executive Offices) (Zip Code)

             Registrant's Telephone Number, including Area Code: (212) 916-0600

M. Gervase Rosenberger, Esq.            Copy to:
Tweedy, Browne Company L.P.
52 Vanderbilt Avenue                    Richard T. Prins, Esq.
New York, NY  10017                     Skadden, Arps, Slate, Meagher & Flom
_________________________               919 Third Avenue
(Name and Address of Agent              New York, NY  10022
    for Service)
                                        Coleen Downs Dinneen, Esq.
                                        First Data Investor Services Group, Inc.
                                        One Exchange Place
                                        Boston, MA 02109

              It is proposed that this filing will become effective (check appropriate box) immediately upon filing pursuant to paragraph (b)
               on (                   ) pursuant to paragraph (b)
               60 days after filing pursuant to paragraph (a)(1)
          X on (August 1, 1997) pursuant to paragraph (a)(1) __ 75 days after filing pursuant to paragraph (a)(2) __ on ________ pursuant to paragraph (a)(2) of Rule 485.
                                               ---------------------

         The Registrant has previously filed a declaration of indefinite registration of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's Rule 24f-2 Notice for the fiscal year
ended March 31,     1997      was filed on May     27, 1997      .

                                             TWEEDY, BROWNE FUND INC.

                                               Cross Reference Sheet
                                  (as required by Item 501(b) of Regulation S-K)


                                                     Item Number of
 Part A    Form N-1A                                 Location or Caption

Item 1.           Cover Page                                        Cover Page

Item 2.           Synopsis                                  Expense Information

Item 3.           Condensed Financial                      Financial Highlights
                  Information

Item 4.           General Description               Tweedy, Browne Global Value
                  of Registrant                     Fund;Tweedy, Browne American
                                                    Value Fund; Investment
                                                    Objectives and Policies

Item 5.   Management of the Fund      Why Invest in the Funds?; Commitment of
                                      the Investment Adviser; Operation of the Funds; Additional Information; Purchasing,
                                      Redeeming and Exchanging Shares

Item 5A.          Management's Discussion                        Not Applicable
                  of Fund Performance

Item 6.           Capital Stock and                       Operation of the Funds
                  Other Securities

Item 7.           Purchase of Securities               Purchasing, Redeeming and
                  Being Offered                        Exchanging Shares

Item 8.           Redemption or Repurchase             Purchasing, Redeeming and
                                                       Exchanging Shares

Item 9.           Pending Legal Proceedings                     Not Applicable

                                                     Item Number of
Part B     Form N-1A                                 Location or Caption

Item 10.          Cover Page                                      Cover Page

Item 11.          Table of Contents                           Table of Contents

Item 12.          General Information         Historical Investment Results of
                  and History                 the Investment Adviser

Item 13.          Investment Objectives                   Investment Objectives
                  and Policies                            and Policies

Item 14.   Management of the Fund    Historical Investment Results of the
                                     Investment Adviser; Why Invest in the
                                     Funds?; Commitment of the Investment
                                     Adviser; Operation of the Funds;
                                     Purchasing, Redeeming and Exchanging Shares

Item 15.          Control Persons and Principal          Operation of the Funds
                  Holdings of the Fund

Item 16.    Investment Advisory and   Historical Investment Results of
            Other Services            the Investment Adviser; Why Invest in the
                                      Funds?; Commitment of the Investment
                                      Adviser; Operation of the Funds;
                                      Additional Information; Purchasing,
                                      Redeeming and Exchanging Shares

Item 17.          Brokerage Allocation                  Portfolio Transactions
                  and Other Practices

Item 18.          Capital Stock and                     Operation of the Funds
                  Other Securities

Item 19.      Purchase, Redemption and           Net Asset Value and contained
              Pricing of Securities Being        in Prospectus under related
              Offered                            captions


Item 20.          Tax Status                                   Tax Information




                                                     Item Number of
Part B     Form N-1A                                 Location or Caption

Item 21.          Underwriters                       Operation of the Funds

Item 22.          Calculation of                     Performance Information
                  Performance Data

Item 23.          Financial Statements               Financial Statements


Part C

         Information required to be included in part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                 The Date of this Prospectus is August 1,     1997

                        TWEEDY, BROWNE GLOBAL VALUE FUND
                       TWEEDY, BROWNE AMERICAN VALUE FUND

52 VANDERBILT AVENUE                          FOR SPECIAL ASSISTANCE IN
NEW YORK, NY 10017                            OPENING A NEW ACCOUNT: 800-432-4789, PRESS 2
                                              FUND INFORMATION:      800-432-4789, PRESS 1
                                              SHAREHOLDER SERVICES:  800-432-4789, PRESS 3
                                              NAV PRICES:            800-432-4789, PRESS 3

--------------------------------------------------------------------------------

[LOGO]     GLOBAL FUND

     Tweedy, Browne Global Value Fund (the "Global Fund") seeks long-term growth of capital by investing throughout the world in a diversified portfolio consisting primarily of marketable equity securities, including common stocks, preferred stocks and securities representing the right to acquire stocks. The Global Fund may also invest in debt instruments, although income is an incidental consideration. The Global Fund expects to invest primarily in foreign securities, although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear more attractive.

[LOGO]     AMERICAN FUND

     Tweedy, Browne American Value Fund (the "American Fund") seeks long-term growth of capital by investing in a diversified portfolio consisting primarily of domestic equity securities of U.S. issuers, including common stocks, preferred stocks and securities representing the right to acquire stocks. The American Fund may invest up to 20% of its portfolio in foreign securities when opportunities in foreign markets appear attractive.

     Both the Global Fund and the American Fund (the "Funds") are diversified series of Tweedy, Browne Fund Inc., an open-end management investment company (the "Corporation".)

                                 ------*------

     The Funds are sold without any sales charges or 12b-1 fees and are accordingly purely "no-load." The minimum initial investment for each Fund is $2,500 ($500 for IRAs and similar accounts) and subsequent investments must be a minimum of $250.

     The Funds' investment adviser is Tweedy, Browne Company L.P. ("Tweedy, Browne" or the "Investment Adviser"), which was founded as Tweedy & Co. in 1920 and has managed assets since 1968. Tweedy, Browne currently manages approximately $3.9 billion in client funds, including approximately $1.7 billion in foreign securities. The current and retired partners and their families, as
well as employees of Tweedy, Browne, have more than $   million in portfolios
combined with or similar to client portfolios, including approximately $24.4 million in the Global Fund and $22.8 million in the American Fund.

     This prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Please retain it for future reference.

     If you require more detailed information, a Statement of Additional Information dated August 1, 1997 (the "Statement of Additional Information"), as amended from time to time, may be obtained without charge by writing to the address or calling the number above. The Statement of Additional Information, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

     This information is designed to help you understand the various costs and expenses of investing in the Global Fund and the American Fund. By reviewing this table and those in other mutual funds' prospectuses, you can compare the Funds' fees and expenses with those of other funds. You pay no commissions to purchase or redeem shares of the Funds. As a result, all of your investment goes to work for you.

HOW TO COMPARE THE GLOBAL FUND AND THE AMERICAN FUND TO OTHER MUTUAL FUNDS

1)  SHAREHOLDER TRANSACTION EXPENSES:
    Expenses charged directly to your individual account in each Fund for various transactions.

                                                                GLOBAL FUND     AMERICAN FUND
                                                                -----------     -------------
    Sales commissions to purchase shares (sales load).......      NONE              NONE
    Commissions to reinvest dividends.......................      NONE              NONE
    Redemption fees.........................................      NONE              NONE

2)   ANNUAL OPERATING EXPENSES:
     Expenses paid by either Fund before it distributes its net investment income, expressed as a percentage of the Funds' average daily net assets.

                                                             GLOBAL FUND     AMERICAN FUND
                                                             -----------     -------------
    Investment advisory fee.................................     1.25%            1.14%*
    12b-1 fees..............................................     NONE             NONE
    Other Expenses..........................................     0.33%            0.25%**
                                                                 ----             ----
    Total Fund Operating Expenses...........................     1.58%            1.39%**
                                                                 ====             ====

---------------

    The purpose of the above table is to assist the investor in understanding the various costs and expenses that investors in the Global Fund and the American Fund will bear directly or indirectly.

   *Without the voluntary fee waiver the investment advisory fee would have been 1.25% for the American Fund.

  **Without the voluntary fee waivers of the administrator and custodian, Other
    Expenses and Total Fund Operating Expenses would have been 0.27% and 1.52%, respectively.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

     In addition, shareholders pay a $10 charge for redemptions by bank wire sent to U.S. banks. "Other expenses" in the table on the preceding page is based on the Funds' fiscal year ended March 31, 1997. See "Operation of the Funds -- Investment Adviser" for further information on both Funds' investment advisory fees.

EXAMPLE

     Based on the level of total operating expenses listed on the preceding page, the total expenses relating to a $1,000 investment in either Fund, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders.

                                                   GLOBAL FUND       AMERICAN FUND
                                                   -----------       -------------
          One Year...............................      $ 16              $ 14

          Three Years............................      $ 50              $ 44

          Five Years.............................      $ 86              $ 76

          Ten Years..............................      $188              $167

     This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual operating expenses" remain the same each year. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

FINANCIAL HIGHLIGHTS

TWEEDY, BROWNE GLOBAL VALUE FUND

     The following information for the fiscal year ended March 31, 1997, has been audited by Ernst & Young LLP, independent auditors whose report thereon appears in the Global Fund's Annual Report dated March 31, 1997. This information should be read in conjunction with the financial statements and related notes that also appear in the Global Fund's Annual Report.
================================================================================

                        TWEEDY, BROWNE GLOBAL VALUE FUND
              (For a Fund share outstanding throughout each year)
================================================================================

                                                            YEAR           YEAR          YEAR           PERIOD
                                                           ENDED          ENDED         ENDED           ENDED
                                                          3/31/97       3/31/96(a)     3/31/95      3/31/94(a)(b)
                                                         ----------     ----------     --------     --------------
Net asset value, beginning of year                       $    14.28      $  11.52      $ 12.26         $  10.00
================================================================================================================
Income from investment operations:
Net investment income (loss)(c)                                0.12          0.15         0.10            (0.00)(d)
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         2.18          2.81        (0.68)            2.26
----------------------------------------------------------------------------------------------------------------
Total from investment operations                               2.30          2.96        (0.58)            2.26
================================================================================================================
DISTRIBUTIONS:
Dividends from net investment income                          (0.19)       --            --             --
----------------------------------------------------------------------------------------------------------------
Dividends in excess of net investment income                  (0.36)       --            --             --
----------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                         (0.57)        (0.05)       (0.06)         --
----------------------------------------------------------------------------------------------------------------
Distributions in excess of net realized gains                --             (0.15)       (0.10)         --
----------------------------------------------------------------------------------------------------------------
Total distributions                                           (1.12)        (0.20)       (0.16)         --
================================================================================================================
Net asset value, end of year                             $    15.46      $  14.28      $ 11.52            12.26
================================================================================================================
Total return(e)                                               16.65%        25.88%       (4.74)%          22.60%
================================================================================================================
Ratios/Supplemental Data:
Net assets, end of year (in 000's)                       $1,441,210      $950,911      $655,035         297,434
----------------------------------------------------------------------------------------------------------------
Ratio of operating expenses to average net assets(f)           1.58%         1.60%        1.65%            1.73%(g)
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net
  assets                                                       0.73%         1.15%        1.08%           (0.00)(g)(h)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          20%           17%          16%              14%
----------------------------------------------------------------------------------------------------------------
Average commission rate (per share of security)(i)       $   0.0249      $ 0.0206          N/A              N/A
----------------------------------------------------------------------------------------------------------------
(a)   Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b)   The Fund commenced operations on June 15, 1993.
(c)   Net investment income for a Fund share outstanding, before the waiver of fees by the administrator and/or investment adviser for the year ended March 31, 1997 and for the 7.5-month period ended March 31, 1994 was
      $0.11 and $(0.01)per share, respectively.
(d)   Amount represents less than $(0.01) per share.
(e)   Total return represents aggregate total return for the periods indicated.
(f)   Annualized expense ratio before the waiver of fees by the administrator and/or investment adviser for the year ended March 31, 1997 and for the 7.5-month period ended March 31, 1994 was 1.58% and 1.83%, respectively.
(g)   Annualized.
(h)   Amount represents less than (0.01)% per share.
(i)   Average commission rate (per share of security) as required by amended disclosure requirements effective
      September 1, 1995.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

TWEEDY, BROWNE AMERICAN VALUE FUND

     The following information for the fiscal year ended March 31, 1997, has been audited by Ernst & Young LLP, independent auditors whose report thereon appears in the American Fund's Annual Report dated March 31, 1997. This information should be read in conjunction with the financial statements and related notes that also appear in the American Fund's Annual Report.
================================================================================

                       TWEEDY, BROWNE AMERICAN VALUE FUND
              (For a Fund share outstanding throughout each year)
================================================================================

                                               YEAR         YEAR          YEAR         PERIOD
                                              ENDED         ENDED         ENDED         ENDED
                                             3/31/97     3/31/96 (b)   3/31/95 (b)   3/31/94 (a)
                                             -------     -----------   -----------   -----------
Net asset value, beginning of year           $  14.29     $   10.71      $  9.71       $ 10.00
================================================================================================
Income from investment operations:
Net investment income (c)                        0.13          0.15         0.13          0.01
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investments                                    2.39          3.56         0.93         (0.30)
------------------------------------------------------------------------------------------------
Total from investment operations                 2.52          3.71         1.06         (0.29)
================================================================================================
DISTRIBUTIONS:
Dividends from net investment income            (0.17)        (0.11)       (0.06)       --
------------------------------------------------------------------------------------------------
Distributions from net realized gains           (0.42)        (0.02)      --            --
------------------------------------------------------------------------------------------------
Total distributions                             (0.59)        (0.13)       (0.06)       --
================================================================================================
Net asset value, end of year                 $  16.22     $   14.29      $ 10.71       $  9.71
================================================================================================
Total return (d)                                17.75%        34.70%       11.02%        (2.90)%
================================================================================================
Ratios/Supplemental Data:
Net assets, end of year (in 000's)           $342,467     $ 201,599      $58,856       $16,133
------------------------------------------------------------------------------------------------
Ratio of operating expenses to average net
  assets (e)                                     1.39%(b)      1.39%        1.74%         2.26%(b)
------------------------------------------------------------------------------------------------
Ratio of net investment income to average net
  assets                                         0.92%(b)      1.13%        1.25%         0.64%(b)
------------------------------------------------------------------------------------------------
Portfolio turnover rate                            16%            9%           4%            0%
------------------------------------------------------------------------------------------------
Average commission rate
  (per share of security)(h)                 $ 0.0302     $  0.0341          N/A           N/A
------------------------------------------------------------------------------------------------
(a)   The Fund commenced operations on December 8, 1993.
(b)   Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(c)   Net investment income (loss) for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1997, March 31, 1996 and 1995 and the
      3.75-month period ended March 31, 1994 was $0.11, $0.12, $0.11 and $(0.01), respectively.
(d)   Total return represents aggregate total return for the periods indicated.
(e)   Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1997, March 31, 1996 and 1995 and the 3.75-month period ended March
      31, 1994 were 1.52%, 1.61%, 1.94% and 3.51%, respectively.
(f)   Annualized.
(g)   Amount rounds to less than 1.0%.
(h)   Average commission rate (per share of security) as required by amended disclosure requirements effective
      September 1, 1995.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

PERFORMANCE OF THE FUNDS

     The following chart illustrates the unaudited total returns of the Global Fund and the American Fund for the periods specified.
================================================================================

                                                        AVERAGE ANNUAL          VALUE OF $10,000
           TWEEDY, BROWNE GLOBAL VALUE FUND             TOTAL RETURN*         INVESTED AT INCEPTION
----------------------------------------------------------------------------------------------------
From inception (6/15/93) to 3/31/97                          15.29%**                $17,149
----------------------------------------------------------------------------------------------------
One year period ended 3/31/97                                16.66%                       --
----------------------------------------------------------------------------------------------------
From inception (6/15/93) to 6/30/97                                [To be supplied 7/97]
----------------------------------------------------------------------------------------------------
One year period ended 6/30/97                                      [To be supplied 7/97]
====================================================================================================

          TWEEDY, BROWNE AMERICAN VALUE FUND
----------------------------------------------------------------------------------------------------
From inception (12/8/93) to 3/31/97                          17.58%**                $17,097
----------------------------------------------------------------------------------------------------
One year period ended 3/31/97                                17.75%**                     --
----------------------------------------------------------------------------------------------------
From inception (12/8/93) to 6/30/97                                [To be supplied 7/97]
----------------------------------------------------------------------------------------------------
One year period ended 6/30/97                                      [To be supplied 7/97]
====================================================================================================

 * See page 23, "Performance Information," for a discussion of "total return." These unaudited figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested. The performance shown represents past performance and is not a guarantee of future results. A Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

** These figures reflect waiver of fees.

WHY INVEST IN THE FUNDS?

     EXPERIENCED MANAGEMENT. Tweedy, Browne, which was founded in 1920, is a registered investment adviser and, as of June 30, 1997, manages in excess of
$3.9 billion, which includes several private investment funds. The Investment Adviser is substantially owned by its three general partners, Christopher H. Browne, William H. Browne and John D. Spears. In its entire history, the Investment Adviser has had only nine principals, three of whom are currently active and have been with the Investment Adviser for nineteen to twenty-eight years and have been principals working with each other for over nineteen years. No general partner has ever left the Investment Adviser to join another investment firm.

     COMMITMENT OF THE INVESTMENT ADVISER. Tweedy, Browne was founded as Tweedy & Co. in 1920 and has extensive experience in selecting undervalued stocks in U.S. domestic equity markets. Tweedy, Browne's history is grounded in undervalued securities, first as a market maker, then as an investor and investment adviser. The Investment Adviser does not attempt to be all things to all people, but instead pursues a value-oriented approach to investment management that is based on the work of the late Benjamin Graham, co-author of the first textbook on investment research, Security Analysis (1934), and author of The Intelligent Investor (1949). Tweedy, Browne began investing outside the United States in 1983 by applying the same principles of value investing that they applied to U.S. securities for thirty-seven years.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

     HISTORICAL U.S. INVESTMENT RESULTS OF THE INVESTMENT
ADVISER. Set forth on the chart below is performance information data provided by Tweedy, Browne relating to certain investment results of Tweedy, Browne investment
advisory accounts and the S&P 500. The performance data below relates only to domestic equity accounts and therefore should not be relied upon by investors in the
Global Fund in making investment decisions. These advisory accounts have the same investment objective as the American Fund and were managed using investment strategies and techniques substantially similar, but not necessarily identical, to those implemented by the American Fund. However, the American Fund is subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act or the Internal Revenue Code which are not legally required for the advisory accounts. (See "Investment Objective and Policies.") Tweedy, Browne believes that its management of the advisory accounts is sufficiently comparable to its management of the American Fund to make the performance data listed below relevant to investors in the American Fund. The results presented are not intended to predict or suggest the returns that will be experienced by the American Fund or the return investors will achieve by investing in the American Fund and investors should not rely on these results as an indication of future performance of any of Tweedy, Browne's separate advisory accounts or the American Fund. Different methods of determining performance from those described in the footnote to the chart may result in different performance figures.

                           Tweedy, Browne American Fund                            1994       1995       1996
    ----------------------------------------------------------------------------------------------------------
    Annual Return for 1-Year Period                                              -1.16%*    +36.21%    +22.35%
    Average Annual Total Return Since Inception (12/8/93)                           --         --      +17.73%
    Total Return Since Inception (12/8/93)                                          --         --      +64.85%
    *Represents the period from commencement of operations (12/8/93 through 12/31/94

[CAPTION]
                          TWEEDY, BROWNE COMPANY L.P.
 22 Year Investment Results -- U.S. Equity Composite -- 1/1/75 through 12/31/96


                                            ADVISORY ACCOUNTS
               ---------------------------------------------------------------------------
               Average Total           Average                           Total Return on
               Return Before         Total Return        Average %     Common Stocks Alone     S & P
    Year       Deducting Fees     Net of Actual Fees      in Cash      Net of Actual Fees       500
  --------------------------------------------------------------------------------------------------
    1975             58.6%                56.4%             11.8%              63.1%           37.2 %
    1976             42.7                 40.4               7.7               43.5            23.8
    1977             28.8                 27.2               6.7               28.9            -7.2
    1978             21.4                 19.9               7.5               21.1             6.6
    1979             30.8                 28.7               5.8               30.0            18.7
    1980             16.2                 14.6               7.2               15.0            32.5
    1981             11.4                  9.9              17.7                8.7            -4.9
    1982             17.2                 15.6              13.7               16.4            21.5
    1983             33.3                 31.2              15.6               35.8            22.7
    1984             18.0                 15.8              16.2               17.3             6.3
    1985             31.3                 28.9              24.8               36.7            31.8

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                                            ADVISORY ACCOUNTS
               ---------------------------------------------------------------------------
               Average Total           Average                           Total Return on
               Return Before         Total Return        Average %     Common Stocks Alone     S & P
    Year       Deducting Fees     Net of Actual Fees      in Cash      Net of Actual Fees       500
  --------------------------------------------------------------------------------------------------
    1986             13.8                 11.6              38.5               16.6            18.7
    1987              6.2                  4.2              32.4                4.5             5.3
    1988             20.4                 18.1              37.2               26.5            16.6
    1989             15.3                 13.2              30.3               16.4            31.7
    1990            -10.5                -12.3              28.8              -19.5            -3.1
    1991             25.3                 24.0              35.2               34.7            30.5
    1992             16.1                 14.9              26.5               19.5             7.6
    1993             14.0                 12.7              15.6               14.6            10.1
    1994              1.3                 -0.1               6.7               -0.4             1.3
    1995             38.2                 36.4               5.9               38.4            37.6
    1996             28.2                 26.6               5.1               27.8            23.0
  22 Years           20.9%                19.1%             18.0%              21.4%           15.9%

                 VALUE AT DECEMBER 31, 1996 OF $10,000 CONTINUOUSLY REINVESTED
                         SINCE JANUARY 1, 1975 IN THE FOLLOWING WAYS:
    ---------------------------------------------------------------------------------------
     Tweedy, Browne average of advisory accounts
     (net of actual fees)                                             $423,430

     Portion of Tweedy, Browne average of advisory
     accounts invested in common stocks alone (net of actual fees)    $642,200

     S & P 500                                                        $238,790

The following notes are to provide additional information relating to the computation of the performance data in the charts:

1. The schedule presents the annual average investment results for the following: (1) Asset Investors Fund ("AIF"), a closed-end investment company advised by Tweedy, Browne from 1975 through 1982, (2) a composite of all client accounts whose portfolios were managed by Tweedy, Browne continuously over a 14 or 15 year period commencing in either 1976 (four accounts) or 1977 (twenty-two accounts), (3) after 1990, all fully discretionary fee-paying client portfolios with assets in excess of $250,000 that have been under management for at least 6 months prior to measurement. The S&P 500 is an unmeasured index which measures the reinvestment of dividends and which is generally considered representative of U.S. large capitalization stocks.

2. Average Total Return Net of Actual Fees:
Total return includes realized and unrealized gains and losses plus income, net of advisory fees, transaction expenses and fund expenses charged to the account by Tweedy, Browne Company L.P. In calculating performance results, each client portfolio (other than AIF and one other client) was valued monthly and the internal rate of return was then compounded monthly, calculated quarterly and then compounded to

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
produce an annual rate of return. For AIF the annual rate of return was the yearly percentage change in net asset value, with dividends reinvested as of the beginning of the year and liquidating distributions reducing the net asset value base. For the other client in 1976, the portfolio was valued quarterly and the internal rate of return was compounded quarterly, calculated quarterly and then compounded to produce an annual rate of return. in subsequent years after 1976 the performance for this client was calculated in the same manner as all other months as described above. Performance results have been calculated over a time-weighted, mean basis and are computed in accordance with the standardized formula for such computation as required by the Securities and Exchange Commission for use by open-end investment companies. Since December 31, 1990 results for the advisory accounts are asset weighted using beginning-of-quarter values and exclude any investment in the Tweedy Browne Global Value Fund. Prior to December 31, 1990 results are computed on an equal weighted basis.

3. Average Percentage of Accounts Invested in Common Stocks:
The percentage invested in common stocks is determined by comparing the value of common stocks in an account to the value of the total assets of the account. Total assets are defined as cash, cash equivalents, short-term investments and securities (substantially all of which were common stocks) valued at current market prices. The percentage invested was measured quarterly for client portfolios and semiannually for AIF. The average percentage invested for a particular year is an average of the sub-period averages.

4. Actual Fees:
Actual fees range from 1.5% of the invested portion of each advisory account to 2% on a advisory account's total assets and include brokerage fees.

     Tweedy, Browne strongly believes in the opportunities available to value investors on both a global and domestic basis. So much so that the current and retired general partners of Tweedy, Browne and their families and Tweedy, Browne
employees have more than $   million of their personal funds invested in
domestic portfolios combined with or similar to their clients' portfolios, including approximately $24.4 million in the Global Fund and $22.8 million in the American Fund. They own what their clients own.

     INVESTMENT PRINCIPLES. The investment management principles practiced by the Investment Adviser derive from the work of the late Benjamin Graham, professor of investments at Columbia Business School and author of Security Analysis and The Intelligent Investor. The Investment Adviser's research seeks to appraise the worth of a company, what Graham called "intrinsic value", by determining its acquisition value, or by estimating the collateral value of its assets and/or cash flow. The term "intrinsic value" may also be referred to as private market value, breakup value or liquidation value. The process is more closely related to credit analysis, for as Will Rogers once said, "I'm more concerned about the return of my money than the return on my money". Investments are made at a significant discount to intrinsic value, normally 40% to 50%, which Graham called an investor's "margin of safety". Investments are sold as the market price approaches intrinsic value, with the proceeds reinvested in other situations offering a greater discount to intrinsic value. These principles result in a contrarian approach to investment, forcing the purchase of securities in generally declining stock markets, conversely forcing sales as stock markets or individual companies achieve new highs.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

     Most investments in Tweedy, Browne portfolios have one or more of the following investment characteristics: low stock price in relation to book value, low price-to-earnings ratio, low price-to-cash-flow ratio, above average dividend yield, low price-to-sales ratio as compared to other companies in the same industry, low corporate leverage, low share price, purchases of a company's own stock by the company's officers and directors, company share repurchases, a stock price which has declined significantly from its previous high price and/or small market capitalization. Academic research and studies have indicated a historical statistical correlation between each of these investment characteristics and above average investment rates of return over long measurement periods.

     GENERAL PARTNERS OF THE INVESTMENT ADVISER. The following is a brief biography of each of the general partners of Tweedy, Browne:

     Christopher H. Browne has been with the Investment Adviser since 1969. He is a general partner of Tweedy, Browne Company L.P., and of TBK Partners, L.P. and Vanderbilt Partners, L.P., both private investment partnerships. Mr. Browne is a Trustee of the University of Pennsylvania and sits on the Executive Committee of its Investment Board; he is also a member of The Council of The Rockefeller University. He also serves as a Director of Tweedy, Browne Fund Inc., and the American Atlantic Corporation. Mr. Browne holds a B.A. degree from the University of Pennsylvania.

     William H. Browne has been with the Investment Adviser since 1978. He is a general partner of Tweedy, Browne Company L.P., and of TBK Partners, L.P. and Vanderbilt Partners, L.P., both private investment partnerships. Mr. Browne is on the Board of Directors of Tweedy, Browne Fund Inc. He also serves as a Director of Fairchild Aerospace Corp. and Dornier Luftfahrt GmbH. Additionally, he is a Trustee of Colgate University. Mr. Browne holds the degrees of B.A. from Colgate University and M.B.A. from Trinity College in Dublin, Ireland.

     John D. Spears joined the Investment Adviser in 1974, and is a general partner of Tweedy, Browne Company L.P., TBK Partners, L.P. and Vanderbilt Partners, L.P. Previously, he had been in the investment business for five years with Berger, Kent Associates; Davic Associates; and Hornblower & Weeks-Hemphill, Noyes & Co. Mr. Spears studied at the Babson Institute of Business Administration, Drexel Institute of Technology and the University of Pennsylvania -- The Wharton School.

     REDUCING CURRENCY RISK THROUGH CURRENCY HEDGING.  Both the
Global Fund's and the American Fund's share price will tend to reflect the movements of
the different securities markets in which they are invested and, to the degree not
hedged, the foreign currencies in which investments are denominated. Tweedy, Browne intends to hedge both Funds' foreign securities investments back to the U.S. dollar where practicable except when, in its judgment, currency movements affecting particular investments are likely to improve the performance of the Funds. Possible losses from changes in currency exchange rates are primarily a risk of investing unhedged in foreign stocks. While a stock may perform well on the London Stock Exchange, if the pound declines against the dollar, gains can disappear or become losses. Currency fluctuations are more extreme than stock market fluctuations. In the more than thirty-two years in which the partners of Tweedy, Browne have been investing, the Standard & Poor's Index of 500 stocks has declined on an annual basis more than 20% only once, in 1974. By contrast, the dollar/pound/deutsche mark relationship has moved more than 20% on numerous occasions. In the last twenty years, there was a four to five-year period, during 1979-1984, when the U.S. dollar value of British, French, German and Dutch

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
currency declined by 45% to 58%. Accordingly, the strength or weakness of the U.S. dollar against these foreign currencies may account for part of the Funds' investment performance although both the Global Fund and the American Fund intend to minimize currency risk through hedging activities.

     PURSUIT OF LONG-TERM CAPITAL GROWTH. The partners of Tweedy, Browne believe that there are substantial opportunities for long-term capital growth from professionally managed portfolios of securities selected from foreign and domestic equity markets. A security's long-term capital growth based on a value-oriented investment approach is generally realized over a three-year period, although this period may be significantly shorter or longer depending on the circumstances. Investments in the Global Fund will focus on those markets around the world where Tweedy, Browne believes value is more abundant. Investments in the American Fund will focus on those issues in the U.S. market that Tweedy, Browne believes will provide greater value. With both Funds, Tweedy, Browne will consider all market capitalization sizes for investment with the result that a significant portion of the two portfolios may be invested in smaller (generally from $1 million to $500 million) and medium (up to $2 billion) capitalization companies. Tweedy, Browne believes smaller and medium capitalization companies can provide enhanced long-term investment results in part because the possibility of a corporate acquisition may be greater than with large, multinational companies.

     ASSOCIATED RISK FACTORS. The Funds' investment techniques involve potential risks. These include the special economic, currency exchange and political risks of investing in non-U.S. securities, unrated and lower credit quality debt obligations, smaller capitalization stocks, illiquid securities and ancillary portfolio practices such as hedging currency risk, short sales and lending of securities. For further information regarding these and other investment considerations, please see "Investment Objectives and Policies -- Associated Risk Factors" below and "Investment Objectives and Policies -- Risk Considerations of the Funds" in the Statement of Additional Information. As with any long-term, the value of the Funds' shares when sold may be higher or lower than when purchased. Investment in shares of either Fund should not be considered a complete investment program, which for many investors may include cash or fixed income investments.

    INVESTMENT OBJECTIVES AND POLICIES

     Except as otherwise indicated, the Funds' investment objectives and policies are not fundamental and thus may be changed without shareholder votes. There can be no assurance that the Funds' respective investment objectives will be achieved. See "Purchasing, Redeeming and Exchanging Shares."

LOGO  GLOBAL FUND

     THE GLOBAL FUND. The Global Fund seeks long-term growth of capital by investing throughout the world in a diversified portfolio consisting primarily of marketable equity securities, including common stocks, preferred stocks and securities representing the right to acquire stocks. The Global Fund may also invest in debt securities, although income is an incidental consideration. The Global Fund expects to invest primarily in foreign securities although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear more attractive.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

     GLOBAL FUND'S WORLDWIDE OPPORTUNITIES. The Global Fund was formed for investors who would like to participate in a diversified fund which seeks undervalued investment opportunities wherever they may be in the developed world. Although economies around the world are becoming more integrated, local variances in economic and stock market cycles can lead to a greater or lesser number of investment opportunities in different stock markets or different times. For this reason, the ability to invest on a global basis may provide increased opportunities to the value investor than a fund which is restricted to one country. Investing globally also increases the number of potential investment opportunities that would meet Tweedy, Browne's investment criteria, which are discussed below. For temporary defensive purposes, the Fund may be invested 100% in U.S. issues, although under normal circumstances it is expected that the Fund's portfolio will consist primarily of foreign investments.

     Through the years, Tweedy, Browne has developed an understanding of the different reporting and accounting procedures characteristic of non-U.S. companies and has acquired financial databases that permit them to screen more than 10,000 companies in much the same way that they screen U.S. companies. The ability to screen so many non-U.S. companies is the key to Tweedy, Browne's decision to sponsor the Global Fund since they are now able to research and analyze many small and medium capitalization companies rather than concentrate on the more obvious large capitalization, multinational corporations.

LOGO  AMERICAN FUND

     THE AMERICAN FUND. The American Fund seeks long-term growth of capital by investing in a diversified portfolio of U.S. equity securities consisting primarily of common stocks, preferred stocks and securities representing the right to acquire stocks. The American Fund expects to invest primarily in domestic equity securities although it may invest up to 20% of its assets in foreign securities when opportunities in foreign markets appear attractive. The American Fund may also invest in debt securities, although income is an incidental consideration.

     The American Fund invests in domestic companies of varying sizes that the Fund's Investment Adviser believes are selling at a substantial discount to the underlying value of the assets, earning power or private market value. It is expected that investments will be spread broadly throughout U.S. equity markets. Tweedy, Browne believes that its extensive investment experience in the U.S. domestic equity markets, guided by investment principles that feature undervalued stock selection and portfolio diversification, offers value investors a sensible strategy for long-term profits. See "Historical U.S. Investment Results of the Investment Adviser" on page 7.

     AMERICAN FUND'S DOMESTIC OPPORTUNITIES. The American Fund was formed for long-term value investors who desire to limit their exposure to foreign
markets. The equity capitalization of the United States is the largest in the world,
comprising more than one-third of the Morgan Stanley Capital International
(MSCI) World Index. The American Fund offers investors the opportunity to invest in a diversified portfolio of primarily domestic, undervalued securities whose market price may be well below the stock's intrinsic value. The American Fund's portfolio consists of many of the same securities which are owned by the separate accounts and private investment funds managed by the general partners of Tweedy, Browne, including those in which they participate.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

    OTHER INVESTMENTS OF THE FUNDS

     The Global Fund and the American Fund generally invest in equity securities of established companies (i.e., companies with at least three years' business operations) listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter or privately. Equity securities include common stock, preferred stock, securities representing the right to acquire stock (such as convertible debentures, options and warrants) and depository receipts for any of the above. Depository receipts are utilized to make investing in a particular foreign security more convenient for U.S. investors. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

     Both the Global Fund and the American Fund may also invest in non-convertible debt instruments of governments, government agencies, supranational agencies and companies when the Investment Adviser believes the potential for appreciation will equal or exceed the total return available from investments in equity securities. These debt instruments will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P") or those of equivalent quality as determined by the Investment Adviser. Each Fund may not invest more than 15% of its total assets in debt securities rated below Baa by Moody's, or below BBB by S&P or deemed by the Investment Adviser to be of comparable quality. Each Fund may invest in securities which are rated as low as C by Moody's or D by S&P at the time of purchase. Securities rated D may be in default with respect to payment of principal or interest. Securities rated below BBB or Baa are typically referred to as "junk bonds" and have speculative characteristics.

     For liquidity and flexibility, each Fund may also invest in cash or investment grade short-term securities. The Funds may also engage in strategic transactions as described below for hedging purposes and to seek to increase gain.

     For further information regarding these investments, see "Associated Risk Factors" below and the Statement of Additional Information.



OTHER PORTFOLIO TRANSACTIONS

     As a means of earning income for periods as short as overnight, both the Global Fund and the American Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Funds acquire securities, subject to the seller's agreement to repurchase at a specified time and price. Each Fund does not expect to utilize repurchase agreements with respect to more than 5% of its assets except for short-term investment of excess cash. The Funds may also sell securities short or lend portfolio securities to dealers or others with respect to up to 25% of its assets and may buy securities on a when-issued basis and enter into delayed delivery and forward commitment transactions.

STRATEGIC TRANSACTIONS

     The Global Fund and the American Fund may, but are not required to, utilize various other investment strategies as described below. Such strategies are generally accepted as modern portfolio management techniques and are regularly utilized by many mutual funds and other institutional investors. Techniques and

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").



BORROWING

     The Global Fund and the American Fund each may borrow up to one-third of its total assets (after giving effect to the borrowing) from banks for use in connection with Strategic Transactions, as a temporary measure for extraordinary or emergency purposes, in connection with clearance of transactions or to pay for redemptions. Except when borrowing in connection with Strategic Transactions, a Fund will not purchase any security when any borrowings are outstanding. The Funds' borrowings in connection with Strategic Transactions will be limited to the purchase of liquid high grade securities to post as collateral or satisfy segregation requirements with respect to such transactions. The Funds do not enter into any of such borrowings for the purpose of earning incremental returns in excess of borrowing costs from investments made with such funds.



ASSOCIATED RISK FACTORS

     The Global Fund's and the American Fund's risks are determined by the nature of the securities each holds and the portfolio management strategy for each used by Tweedy, Browne. The following are descriptions of certain risks related to the investment policies and techniques that the Funds are permitted to use from time to time.

     Foreign Securities. Investing in foreign securities involves economic and political considerations not typically found in U.S. markets. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to each Fund), war, expropriation, political and social instability and diplomatic developments.

     These considerations generally are more of a concern in developing countries, inasmuch as their economic systems are generally smaller and less diverse and mature and their political systems less stable than those in developed countries. The Funds seek to mitigate the risks associated with these considerations through diversification and active professional management.



     Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Funds,

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation each Fund can realize on its investments or cause a Fund to hold securities it might otherwise sell. The use of currency transactions can result in the Funds' incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all.

     Small Capitalization Companies. The equity securities of small capitalization companies often exhibit more volatile trading patterns than securities of larger companies. Often they are less established companies and may have a more highly leveraged capital structure, less experienced management, greater dependence on a few customers and similar factors that make their performance susceptible to greater fluctuation.

     Illiquid Securities. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the Fund.

     Other Portfolio Transactions. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted or delayed. Lending of securities can result in a failure to deliver the original securities by the borrower, and similar risks with respect to disposition of collateral. When issued and delayed delivery securities transactions and forward commitments involve potential loss to the Funds if the counterparty fails to perform. If one of the Funds sells securities short, the Fund will incur a loss if the security does not decrease in value by more than the cost of maintaining the short position.

     Redemptions-in-Kind. The Funds are authorized to pay for redemptions in-kind on redemptions in excess of $250,000 by any one shareholder in any three-month period. A shareholder receiving securities upon redemption will incur additional expenses in disposing of such securities.

     Further Information. Various investment policies and techniques that one or both of the Funds intend to use and some of their risks are described more fully in the Statement of Additional Information.

OPERATION OF THE FUNDS

STRUCTURE OF THE FUNDS

     Both the Global Fund and the American Fund are diversified series of Tweedy, Browne Fund Inc. (the "Corporation"), an open-end management investment company registered under the Investment Company Act of 1940. The Corporation was organized as a Maryland corporation on January 28, 1993.

     The Corporation's activities are supervised by its Board of Directors. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Corporation is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
purposes such as electing or removing Directors, or changing fundamental investment policies. Shareholders will be assisted in communicating with other shareholders in connection with any effort to remove a Director.

INVESTMENT ADVISER

     The Corporation, on behalf of both Funds, retains Tweedy, Browne to manage each of the Fund's daily investment and business affairs subject to the policies established by the Board of Directors. Tweedy, Browne is owned substantially and controlled by its general partners, who are Christopher H. Browne, William H. Browne and John D. Spears.

     The general partners together manage the day-to-day operations of the Funds and make all the investment decisions. The general partners' management discussion and analysis, and additional performance information regarding the Funds during the fiscal year ended March 31, 1997 is included in the Annual Report for each Fund.

     Tweedy, Browne is entitled to receive investment advisory fees for each Fund in an amount equal to 1.25% of each Fund's average daily net assets on an annual basis. The fee is payable monthly, provided that each Fund makes such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the applicable Fund's books and unpaid. For the fiscal year ended March 31, 1997, the Global Fund paid advisory fees equal to 1.25% of the value of its average daily net assets. For the same period, the American Fund paid advisory fees equal to 1.14% of the value of its average daily net assets after voluntary waivers by the Investment Adviser of $284,262.

     In addition to the fees of the Investment Adviser, each Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent auditor's
services,          charges of its custodian, transfer agent and dividend paying agent and
any other persons hired by the Fund, securities registration fees, fees and expenses of unaffiliated directors, accounting and printing costs for reports and similar materials sent to shareholders, membership fees in trade organizations, fidelity bond and liability coverage for the Corporation's directors, officers and employees, interest, brokerage and other trading costs, taxes, expenses of qualifying the Fund for sale in various jurisdictions, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or nonrecurring expenses and other expenses properly payable by the Funds.

     The Investment Adviser is located at 52 Vanderbilt Avenue, New York, New York 10017.

ADMINISTRATOR



     First Data Investor Services Group, Inc. (the "Administrator") is responsible for providing administrative services to the Global Fund and American Fund for a fee equal to .09% of the average daily net assets of each Fund on an annual basis. The fee is subject to reductions based on certain asset levels and fee minimums.


* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

TRANSFER AGENT AND CUSTODIAN



     First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, MA 01581, is the Funds' transfer, shareholder servicing and dividend paying agent. Boston Safe Deposit and Trust Company is the Funds' custodian.


UNDERWRITER

     Tweedy, Browne, which is also a registered broker-dealer, is the Funds' principal underwriter.

TAXATION



     The Global Fund and the American Fund intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, the Funds generally will not be liable for U.S. federal income or excise taxes with respect to net investment income and net capital gains that have been distributed to shareholders. The Funds could be subject to U.S. federal income tax on a portion of their income if they invest in passive foreign investment companies. See the Statement of Additional Information for more information regarding U.S. federal income tax consequences. Investors are urged to consult with their tax advisors concerning the tax consequences of an investment in the Funds.


ADDITIONAL INFORMATION

     NO-LOAD FUNDS. The Funds are true no-load funds. There are no commissions or fees for purchasing or redeeming shares, and no "12b-1" fees which many funds charge to support their marketing efforts. The minimum investment is $2,500 for individual accounts and $500 for IRAs and similar accounts. Subsequent investments must be a minimum of $250.

     DIVIDEND REINVESTMENT PLAN. Dividends and distributions are automatically reinvested in additional shares unless shareholders request otherwise in writing.

     SHAREHOLDER STATEMENTS. Shareholders will receive a detailed account statement every time there is a purchase or redemption of shares of either Fund. All statements should be retained in order to keep track of account activity and the cost of shares for tax purposes.

     SHAREHOLDER REPORTS. In addition to account statements, shareholders will receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

     To reduce the volume of mail received by shareholders, only one copy of each report will be mailed to your household (same surname, same address). Please call shareholder services at 1-800-423-4789, press 3 if you wish to receive additional shareholder reports.

     CHANGE OF ADDRESS. All address changes must be submitted in writing and sent by mail to shareholder services c/o First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, MA 01581.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

PURCHASING, REDEEMING AND EXCHANGING SHARES

PURCHASING SHARES

     If you would like assistance in purchasing shares of either the Global Fund or the American Fund or in providing us with the appropriate information, please feel free to call shareholder services at 1-800-432-4789, press 3 and we will be happy to assist you.

     Purchases are executed at the net asset value per share next calculated after the Funds' transfer agent receives the purchase request in good order. A purchase request will not be considered in good order unless it is accompanied or preceded by a completed and signed application and a check or guaranteed payment procedures acceptable to Tweedy, Browne. Purchases are made in full and fractional shares. (See "Share Price" below.)

     BY CHECK. If you purchase shares of either Fund with a check that does not clear, your purchase will be cancelled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank or savings institution. If you purchase shares by check and redeem them by letter within seven business days of purchase, either Fund may hold redemption proceeds until the purchase check has cleared, which may take up to seven business days. If you purchase shares by federal wire, you may avoid this delay. Redemption requests by telephone or fax prior to the expiration of the seven-day period will not be accepted.

     BY THE AUTOMATED CLEARING HOUSE ("ACH"). You may use ACH to purchase additional shares. ACH is the electronic transfer of money directly from your bank account to either Fund or vice versa. If you want to use the ACH service, complete the Systematic Purchase and Redemption Form and allow at least two weeks for preparation before using ACH. Monies sent via ACH take approximately two business days to reach your bank. Your bank may charge you a check clearing fee. When you are ready to make a purchase, call the Funds' transfer agent.

     BY WIRE. To open a new account by wire, first call shareholder services at 1-800-432-4789, press 3 to obtain information with regard to procedures for faxing a completed and signed application. A representative will call you back with an account number. Accounts cannot be opened without a completed, signed application form. Contact your bank to arrange a wire transfer to the transfer agent.

     Give your bank:

          -- the name and number of the bank account from which you wish to send funds,

          -- the amount you wish to send, and

          -- the name(s) of the account holder(s) exactly as will appear on your application,

          -- the following instructions:

          -- For Global Fund



             Boston Safe Deposit & Trust Co.
             Boston, MA
             Account of Tweedy, Browne Global Value Fund
             Account #138-517
             ABA # 011001234

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

        -- For American Fund

          Boston Safe Deposit & Trust Co.
          Boston, MA
          Account of Tweedy, Browne American Value Fund
          Account #138-517
          ABA #011001234



     For further credit to [give the name(s) you want for your Fund's account and the account numbers provided to you].

     The account will be established at the net asset value per share next calculated after the wire transfer is made. You will not be able to redeem your shares, however, until your application is received in good order.

     You may also make additional investments of $250 or more to your existing account by following the same procedures.

     SUBSEQUENT PURCHASES BY TELEPHONE ORDER. If you are already a shareholder, you may purchase shares of either Fund at a certain day's price by calling
shareholder services at 1-800-423-4789, press 3 before the regular close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on that day. Orders must be for $250 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. You must include with your payment the order number given to you at the time the order is placed. A confirmation with complete purchase information will be sent shortly after your payment is received. If payment by check or wire is not received within three business days, the order will be cancelled and you will be responsible for any loss to the Funds resulting from this cancellation.

REDEEMING SHARES

     Both the Global Fund and the American Fund allow you to redeem shares (i.e., sell them back to the Funds) without redemption fees or deferred sales charges of any kind. Redemptions are made at net asset value per share next calculated after a redemption request in good order is received by the Funds' transfer agent.

     BY TELEPHONE. This is the quickest and easiest way to sell either Fund's shares. If you elected telephone redemption on your application, you can call to request that federal wire be sent to your authorized bank account or request the proceeds to be transferred by ACH. ACH takes two business days to settle at your bank. (See page 18 for additional details with respect to ACH procedures.) The Funds and the transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Funds and the transfer agent require personal identification information before accepting a telephone redemption. If the Funds or the transfer agent fail to use reasonable procedures, the Funds might be liable for losses due to fraudulent instructions.

     Redemption proceeds will be wired to your bank. Any other payment instructions may not be accepted over the telephone; they must be submitted in writing. If your bank cannot receive federal wires, redemptions will be mailed to your bank. There will be a $10 charge for all wire redemptions sent to U.S. banks.

     If you open an account by wire, you cannot redeem shares by telephone until the Funds' transfer agent has received your completed and signed application.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

     In the event that you are unable to reach either Fund by telephone, you should write to both Funds c/o First Data Investor Services Group, Inc., P.O. Box 5160, Westboro, MA 01581.

     BY MAIL OR FAX. A shareholder may redeem shares by mailing a written request to Tweedy, Browne Fund Inc., c/o First Data Investor Services Group, Inc., P.O. Box 5160, Westboro, MA 01581. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered. Shareholders requesting a redemption of $5,000 or more, or a redemption of any amount payable to a person other than the shareholder of record, or to be sent to an address other than that on record with the Fund, must have all signatures guaranteed. (The Corporation on behalf of both Funds reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations, or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by a notary public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call shareholder services at 1-800-432-4789, press 3.

EXCHANGING SHARES

     Shares held in either the Global Fund or the American Fund which have been registered in a shareholder's name for at least 5 days may be exchanged for shares of the other Fund. Exchanges of shares between Funds are made at net asset value per share calculated after an exchange request in good order is received by the Funds' transfer agent. If any portion of the shares requested to be exchanged between Funds represents an investment made by personal check for which collection of payment has not yet been received, the transfer agent and the Funds reserve the right not to honor the exchange until collection of payment is reasonably satisfied, which could take up to 15 days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares by federal wires or by certified or cashier's check. The exchange privilege may be modified or terminated at any time subject to shareholder notification. The Funds reserve the right to limit the number of times an investor may exercise the exchange privilege.

     BY TELEPHONE. If you elected telephone exchange on your application, you can call to request that an exchange of shares between the Funds be made on your behalf. To exchange shares by telephone, you must contact the transfer agent. The transfer agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the transfer agent requires personal identification information before accepting a telephone exchange. If the Funds or the transfer agent fail to use reasonable procedures, the Funds might be liable for losses due to fraudulent instructions.

     BY MAIL OR FAX. If you did not elect telephone exchange on your application, you can exchange shares by mail or fax by sending a letter to the transfer agent with the appropriate account information. For your protection and to prevent fraudulent exchanges, on written exchange requests in excess of $5,000 from one registered shareholder to a different registered shareholder, we require a signature and a signature guarantee for each person in whose name the account is registered. (The Corporation on behalf of both Funds reserves the right, however, to require a signature guarantee for all exchanges.) Institutions granting signature guarantees for purposes of redemption can also perform the same function for exchanges of shares. Signature

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
guarantees by notaries public are not acceptable. Exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call shareholder services at 1-800-432-4789, press 3.

SHARE PRICE

     Purchases and redemptions, including exchanges, are made at net asset value. The Funds' Administrator determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the current market value of total assets, less all liabilities, by the total number of shares outstanding. The Funds will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven days (or 15 days in the case of shares recently purchased by check).

SHORT-TERM TRADING

     Purchases and sales should be made for long-term investment purposes only. The Corporation, on behalf of both Funds, and the distributor each reserve the right to restrict purchases of either Funds' shares when a pattern of frequent purchases and sales made in response to short-term fluctuations in either Funds' share price appears evident.

TAX INFORMATION

     A redemption of shares of either Fund is a sale of shares and may result in a gain or loss for income tax purposes. An exchange of shares between Funds pursuant to the exchange privilege is treated as a sale for Federal income tax purposes and, depending upon the circumstances, a capital gain or loss may be realized. Any loss realized on a sale of shares of either Fund will be disallowed to the extent that shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.

     Be sure to complete the Tax Identification Number section in each Fund's application when you open an account. Federal tax law requires the Funds to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Both Funds reserve the right, following 30 days' notice to shareholders, to redeem all shares in accounts that still do not have a Social Security or tax identification number.

MINIMUM BALANCES

     Shareholders should maintain a share account balance worth at least $2,500 ($500 for retirement plans), which amount may be changed by the Directors. Both Funds reserve the right, following 30 days' written notice to shareholders, to redeem all shares in sub-minimum accounts, including accounts of new investors, where a reduction in value has occurred due to a redemption out of the account. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Each Fund will mail the proceeds of its redeemed account to the shareholder. The shareholders may restore their account balance to the requisite amount or more during the 30-day notice period and must maintain it at no lower than that minimum to avoid involuntary redemption.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

THIRD PARTY TRANSACTIONS

     If purchases and redemptions of either Fund's shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than the distributor, that member may, at its discretion, charge a fee for that service.

REDEMPTIONS-IN-KIND

     The Corporation on behalf of both Funds reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption in excess of $250,000 by making payment in whole or in part in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds' net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.

DISTRIBUTIONS

     Each Fund intends to make distributions of substantially all of its net investment income and any net realized capital gains after utilization of capital loss carryforwards, if any, annually in December. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Distributions will be reinvested in additional shares of each Fund unless an investor elects to receive distributions in cash. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

TAX INFORMATION

     Generally, dividends from net investment income (including short-term gains) of the Funds are taxable to shareholders as ordinary income. The Funds will seek to maximize gains which qualify for long-term capital gains treatment. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. A portion of dividends from net investment income may qualify for the dividends-received deduction for corporations. Shareholders may be able to claim a credit or reduction on their income tax returns for their pro rata portions of qualified taxes paid by the Funds to foreign countries.

     Each Fund will send to its shareholders detailed tax information about the amount and type of its distributions made during each calendar year and any foreign income tax payments or credits.

PERFORMANCE INFORMATION

     From time to time, quotations of each Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. "Total return" is the change in value of an investment in a Fund for a specified period. "Average annual total return" refers to the average annual compound rate of return of an investment in a Fund assuming that the investment has been held for the indicated period as of a stated ending date or for the life of the Fund to the extent it has not been in existence for any such periods. "Cumulative total return" represents the cumulative change in value of an

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
investment in a Fund for various periods. These calculations assume that dividends and capital gains distributions were reinvested. "Capital change" measures return from capital, including reinvestment of any capital gains distributions but not reinvestment of dividends. Performance will vary based upon, among other things, changes in market conditions and the level of the Funds' expenses.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                                              TWEEDY, BROWNE GLOBAL VALUE FUND


                                              TWEEDY, BROWNE AMERICAN VALUE FUND











                                           STATEMENT OF ADDITIONAL INFORMATION

                                          August 1,     ^ 1997



                  This Statement of Additional Information is not itself a Prospectus and should be read in conjunction with the Prospectus of Tweedy, Browne Global Value Fund and Tweedy,
        Browne  American  Value Fund also dated  August 1,     ^ 1997      ,  as
                  amended from time to time, copies of which may be obtained without charge by writing to Tweedy, Browne Global Value Fund
         and/or  Tweedy,  Browne  American Value Fund, c/o     ^ First Data
       Investor  Services Group Inc., 4400 Computer Drive,  Westboro,
                  Massachusetts 01581.

                                                          TABLE OF CONTENTS


                                                           Page

                  Investment Objective and Policies...     1

                  Performance Information.............      ^ 23

                  Operation of the Funds...................^ 27

                  Taxes....................................^ 38

                  Portfolio Transactions...................^ 45

                  Net Asset Value.......................... ^ 47

                  Additional Information................... ^ 48

                  Financial Statements..................... ^ 49

                  Appendix A...............................  A-1

                                           INVESTMENT OBJECTIVES AND POLICIES

                                    Tweedy,   Browne   Fund  Inc.,   a  Maryland
                  corporation of which Tweedy, Browne Global Value Fund (the "Global Fund") and Tweedy, Browne American Value Fund (the "American Fund") are separate series, is referred to herein as
              the  "Corporation^."   The Corporation is a no-load,  open-end,
                  management investment company which continuously offers and redeems its shares. The Corporation is a company of the type commonly known as a mutual fund. The Funds are diversified series of the Corporation.

                                    The Funds'  objectives and policies,  except
                  as otherwise stated, are not fundamental and may be changed without shareholder votes. The Global Fund seeks long-term growth of capital by investing throughout the world in a diversified portfolio of marketable equity securities. The American Fund seeks long-term growth of capital by investing in a diversified portfolio of domestic equity securities. Both Funds are permitted to invest in debt securities. There can be no assurance that the Funds will achieve their respective objectives.

                  Risk Considerations of the Funds

                  Global Fund. The Global Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in globally oriented portfolios, according to the Fund's objective and policies, and is designed for long-term investors who can accept international investment risk. The Global Fund expects to invest primarily in foreign securities although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear attractive. The Global Fund may also invest in debt instruments, although income is an incidental consideration. The investment adviser of the Global Fund, Tweedy, Browne Company L.P. ("Tweedy, Browne" or the "Adviser"), believes that allocation of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. As with any long-term investment, the value of the Global Fund's shares when sold may be higher or lower than when purchased.

                                    Investors should recognize that investing in
                  foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in United States securities and which may favorably or unfavorably affect the Global Fund's performance. As foreign companies are not generally subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting to the same degree as are domestic companies, there may be less or less helpful publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of most foreign issuers are less liquid and more volatile than securities of comparably sized domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and volatility of price is often greater than in the United States. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Global Fund are uninvested and no return is earned thereon. The inability of the Global Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Global Fund due to subsequent declines in value of the portfolio security. Fixed commissions on some foreign securities exchanges and bid to asked spreads in some foreign bond markets are higher than negotiated commissions on U.S. exchanges and bid to asked spreads in the U.S. bond market. Further, the Global Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, securities traders, brokers and listed companies than in the United States. It may be more difficult for the Global Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries are often less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, at any particular time, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

                                    Investments  in foreign  securities  usually
                  will involve currencies of foreign countries. Because of the considerations discussed above, the value of the assets of the Global Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Global Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Global Fund will engage in currency conversions when it shifts holdings from one country to another. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Global Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Global Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts (or options thereon) to purchase or sell foreign currencies. The Global Fund may, for hedging purposes, purchase foreign currencies in the form of bank deposits.

                                    Because  the Global  Fund may be invested in
                  both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Global Fund's share price will tend to reflect the movements of both the different stock and bond markets in which it is invested and, to the extent it is unhedged, of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. Foreign securities such as those purchased by the Global Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see "TAXES"). U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Global Fund invests in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

                  American Fund. The American Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a domestic equity portfolio, according to the Fund's objective and policies and is designed for long-term investors who can accept domestic investment risk. The American Fund will be invested largely in U.S. equity securities although it may allocate up to 20% of its portfolio assets to foreign equity securities when Tweedy, Browne, the Fund's investment adviser, believes that economic conditions warrant foreign investment. The Fund may also invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that a value oriented investment strategy offers investors profitable investment in undervalued domestic equity securities whose prices may be below intrinsic worth, private market value or previously high stock prices. As with any long-term investment, the value of the American Fund's shares when sold may be higher or lower than when purchased.

                                    Investments in a fund which  purchases value
                  oriented stocks as its guiding principle involve special considerations. The equity capitalization of the United States is the largest in the world comprising more than one-third of the Morgan Stanley Capital International world indices. The American Fund offers investors the opportunity to invest in a diversified portfolio of primarily domestic undervalued securities whose market price may be well below the stock's intrinsic value.

                                    The American Fund cannot guarantee a gain or
                  eliminate the risk of loss. The net asset value of the American Fund's shares will tend to increase or decrease with changes in the value of U.S. equity markets. To the extent the American Fund invests in foreign securities, comparable risk factors discussed above with regard to the Global Fund will apply. There is no assurance that the American Fund's objectives will be achieved. Investment in shares of the American Fund is not intended to provide a complete investment program for an investor.

                  Investments and Investment Techniques

                                    Repurchase Agreements.  Both the Global Fund
                  and the American Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Funds may purchase.

                                    A repurchase  agreement provides a means for
                  each Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., one of the Funds) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price (plus any interest accrued if interest will be paid in cash) on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system.

                                    For purposes of the  Investment  Company Act
                  of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

                           Fixed Income Obligations. Each Fund may also
                  invest without limitation in fixed income obligations including cash equivalents (such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes when the Investment Adviser believes market conditions so warrant and for liquidity.

                                    Debt  Securities.  The  Funds  may  purchase
                  "investment grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings Service a division of
                  McGraw-      ^  Hill      Companies,  Inc.,  ("S&P")  or,
    non-rated, judged to be of  equivalent  credit  quality  by the  Adviser.
                  Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics.

                                    High Yield, High Risk Securities. Both Funds
                  may also invest up to 15% of net assets in securities rated lower than the foregoing and in non-rated securities of equivalent credit quality in the Adviser's judgment. The Funds may invest in debt securities which are rated as low as C by Moody's or D by S&P. Securities rated D may be in default with respect to payment of principal or interest. Below investment-grade securities (those rated Ba and lower by Moody's and BB and lower by S&P) or non-rated securities of equivalent credit quality carry a high degree of risk (including a greater possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities.
                  See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

                                    As has occurred during the 1990-1992 period,
                  an economic downturn can disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates is likely to have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

                                    The trading market for high yield securities
                  may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Funds to value accurately high yield securities in the Funds' portfolios and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

                                    It is the policy of the  Adviser not to rely
                  exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. If the rating of a portfolio security is downgraded, the Adviser will determine whether it is in the best interest of each Fund to retain or dispose of such security.

                          Zero Coupon       and Structured       Securities.
           The Funds may invest in zero coupon  securities  which pay no cash income and are sold at substantial discounts from their value at maturity although it currently has no intention to invest in such securities. When held from issuance to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash
         distributions of interest.      Structured securities, particularly
                  mortgage backed securities, are usually subject to some degree of prepayment risk which can vary significantly with various economic and market factors. Depending on the nature of the structured security purchased, a change in the rate of prepayments can have the effect of enhancing or reducing the yields to a Fund form such investment and expose the Fund to the risk that any reinvestment will be at a lower yield.

                                    Convertible Securities. The Funds may invest
                  in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into or exchangeable for another security, usually common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

                                    The  convertible  securities  in  which  the
                  Funds may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so usually do not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although usually not as much as the underlying common stock.

                                    As debt securities,  convertible  securities
                  are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

                                    Convertible    securities    generally   are
                  subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

                  Other Rights to Acquire Securities

                                    The Funds may also invest in other rights to
                  acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately prior to termination. These securities are generally exercisable at premiums above the value of the underlying security at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of the Funds' investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.






                  Strategic Transactions

                                    The  Funds  may,  but are not  required  to,
                  utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

                                    In the course of pursuing  these  investment
                  strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to initial margin on instruments regulated by the Commodity Futures Trading Commission ("CFTC") in Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. A Fund's ability to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

                                    Strategic Transactions have risks associated
                  with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of
                  settlements,   or  the  inability  to  deliver  or  receive  a
                  specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

                  General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

                                    A put  option  gives  the  purchaser  of the
                  option, upon payment of a premium, the right to sell, and the issuer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below regarding exchange listed options uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

                                    Each   Fund's   ability  to  close  out  its
                  position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits;
                  (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

                                    The hours of trading for listed  options may
                  not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

                                    OTC  options are  purchased  from or sold to
                  securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

                                    Unless the parties  provide for it, there is
                  no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers^," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO").

                                    If  a  Fund  sells  (i.e.,  issues)  a  call
                  option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund's income. The sale of put options can also provide income.

                                    All  calls   sold  by  the  Funds   must  be
                  "covered" (i.e., the Fund must own the securities or futures contract subject to the calls) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by one of the Funds exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.



                  General Characteristics of Futures. The Funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

                                    The  Funds'  use of  financial  futures  and
                  options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If one of the Funds exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

                                    Neither  Fund  will  enter  into  a  futures
                  contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of that Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

                  Options on Securities Indices and Other Financial Indices. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

                  Currency Transactions. The Funds may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. ^ The Funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

                                    The  Funds'  dealings  in  forward  currency
                  contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

                                    The Funds  generally  will not enter  into a
                  transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

                                    The Funds may also cross-hedge currencies by
                  entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expect to have portfolio exposure.

                                    To   reduce   the    effect   of    currency
                  fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated linked currencies. For example, if the Adviser considers that the Austrian schilling is linked to the German deutsche mark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy U.S. dollars.

                  Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time when a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

                  Short Sales. Each Fund may make short sales of securities traded on domestic or foreign exchanges. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

                                    When a Fund  makes  a  short  sale,  it must
                  borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

                                    A Fund's  obligation to replace the borrowed
                  security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. The Fund will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

                                    If the  price  of the  security  sold  short
                  increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

^

                  Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of that Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

                  Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

                                    The Funds will usually enter into swaps on a
                  net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Neither Fund will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

                  Eurodollar Instruments. The Funds may make investments in instruments that are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are often linked.

                  Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
                  (i)  other  complex  foreign  political,  legal  and  economic
            factors     ^      ; (ii) delays in a Fund's ability to act upon
            economic events occurring in foreign markets during non-business hours in the United States; (iii) the imposition of different exercise  and  settlement  terms  and  procedures  and  margin
                  requirements  than  in the  United  States      ^;       and
                  (iv)  lower trading volume and liquidity.

            Use of Segregated and Other Special  Accounts.  Many Strategic
                  Transactions, in addition to other requirements, require that the Funds segregate liquid ^ assets with its custodian to the extent the Funds' obligations are not otherwise "covered"
                  through ownership of the underlying security, financial instrument or currency. Liquid assets include equity and debt securities so long as they are readily marketable. The
                  Investment Adviser, subject to oversight by the Board of Directors, is responsible for determining and monitoring the liquidity of securities in segregated accounts on a daily basis. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid ^ securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated account may consist of notations on the books of the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid ^ securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid ^ assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid^ assets equal to the exercise price.

                                    A forward currency  contract which obligates
                  the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or securities denominated in that currency equal to the Fund's obligations or to segregate liquid ^ assets equal to the amount of the Fund's obligations unless the contract is entered into to facilitate the purchase or sale of a security denominated in a particular currency or for hedging currency risks of one or more of a Fund's portfolio investments.

                                    OTC  options  entered  into  by  the  Funds,
                  including those on securities, currency, financial instruments or indices and OCC issued and exchange listed options, will generally provide for cash settlement. As a result, when one of the Funds sells these instruments, the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Funds other than those above generally settle with physical delivery, and the Seller will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

                                    In the  case  of a  futures  contract  or an
                  option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

                                    With respect to swaps, the Funds will accrue
                  the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid ^ securities having a value equal to the accrued excess. Caps, floors, and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

                                    Strategic  Transactions  may be  covered  by
                  other means when consistent with applicable regulatory policies. In the case of portfolio securities which are loaned, collateral values of the loaned securities will be continuously maintained at not less than 100% by "marking to market" daily. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

                                    The Funds'  activities  involving  Strategic
                  Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company (see "TAXES").

                  Borrowing for Strategic Transactions

                                    Both  Funds  may  borrow  money  in order to
                  purchase liquid high grade assets for segregation or margin purposes in connection with Strategic Transactions. Although neither Fund expects that the interest rate differential between its borrowing costs and the yield on such securities will be significant, such borrowings could result in net interest expense for the Fund and also expose the Fund to risk of loss from loss of market value due to adverse interest rate, credit quality or currency exchange rate changes.

                  Investment Restrictions

                                    The policies set forth below are fundamental
                  policies of the Global Fund and the American Fund and may not be changed with respect to a Fund without approval of a majority of the outstanding voting securities of that Fund. As used in this Statement of Additional Information a "majority of the outstanding voting securities of a Fund" means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Funds are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Funds.

                                    As a matter of fundamental  policy,  neither
Fund may:

     1. borrow money, except to obtain liquid ^ securities for use in connection with Strategic Transactions conducted by the Funds in connection with its portfolio activities or as a temporary measure for extraordinary or emergency purposes, in connection with the clearance of transactions or to pay for redemptions, in each case subject to applicable U.S. government limitations;

                           2. purchase or sell real estate (other than securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and other than real estate acquired upon exercise of rights under such securities) or purchase or sell physical commodities or contracts relating to physical commodities (other than currencies and specie to the
                                    extent  they  may  be  considered   physical
                                    commodities) or oil, gas or mineral leases or exploration programs;

     3. act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

     4. make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt obligations may be deemed to be loans;

                           5.       issue   senior    securities,    except   as
                                    appropriate   to  evidence   borrowings   of
                                    money^,    and   except    that    Strategic
                                    Transactions   conducted   by  the  Fund  in
                                    connection with its portfolio activities are
                                    not  considered  to involve the  issuance of
                                    senior   securities  for  purposes  of  this
                                    restriction;

     6. purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the same industry; or

                           7. with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer^, except in each case securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies.

               In addition,  the Board of Directors has adopted the following policy (among others) which may be changed without a shareholder vote: neither Fund may invest more than 15% of its net assets in securities which are not readily marketable. These include securities subject to contractual or legal resale restrictions in their primary trading market (such as OTC options, including floors, caps, collars and swaps, securities of private companies and longer-term repurchase agreements). In connection with selling its shares in certain states, each Fund may restrict such investments to 10% of its net assets.

                  If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Funds' assets will not be considered a violation of the restriction. ^

^

                                    Share Certificates

                                    Due  to the  desire  of the  Funds  to  keep
                  purchase and redemption of shares simple, generally, certificates will not be issued to indicate ownership in either of the Funds.


                                                        PERFORMANCE INFORMATION

                                    From time to time,  each Fund may  calculate
                  its performances for inclusion in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated by the
                  Funds in the     ^ manner described in the section below.



                  Average Annual Total Return

                  Average Annual Total Return is the average annual compound rate of return for the periods of one year and the life of a Fund, each ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in the Fund's shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):


                                                           T = (ERV/P)1/n - 1

                   Where:

                   P         =      a hypothetical initial investment of $1,000

                   T         =      average annual total return

                   n         =      number of years

                  ERV        =      ending  redeemable  value:  ERV is
                                    the   value,   at  the  end  of  the
                                    applicable period, of a hypothetical
                                    $1,000   investment   made   at  the
                                    beginning of the applicable period.

                  Cumulative Total Return

                  Cumulative Total Return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund's shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                                            C = (ERV/P) - 1

                    Where:

                    C         =      cumulative total return

                    P         =      a hypothetical initial investment of $1,000

                   ERV        =      ending  redeemable  value:  ERV is
                                       the   value,   at  the  end  of  the
                                       applicable period, of a hypothetical
                                       $1,000   investment   made   at  the
                                       beginning of the applicable period.

                  Total Return

                  Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

                  Capital Change

                  Capital Change measures the return from invested capital including reinvested capital gains distributions. Capital change does not include the reinvestment of income dividends.

                                    Quotations  of  a  Fund's   performance  are
                  historical, show the performance of a hypothetical investment, and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of each Fund will vary based on changes in market conditions and the level of the Fund's expenses.

                  Comparison of Portfolio Performance

                              Comparison  of the  quoted  non-standardized
                  performance   of   various   investments   is  valid  only  if
                  performance is calculated in the same manner or the differences are understood. ^ Investors should consider the methods used to calculate performance when comparing the performance of either Fund with the performance ^ of other investment companies or other types of investments.

                                    In   connection   with   communicating   its
                  performance to current or prospective shareholders, either Fund also may compare these figures to unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for operational, administrative and management costs.

                                    Because  normally  most of the Global Fund's
                  investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar against these currencies will account for part of the Global Fund's investment performance except to the extent hedged to the U.S. dollar. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Global Fund. Such historical information is not indicative of future performance.

                                    From  time  to  time,  in  advertising   and
                  marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

                                    Since  the   assets  in  funds  are   always
                  changing, either Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in fund literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in the Fund's investment policies and investments, the Fund's asset size and other factors deemed relevant. Footnotes in advertisements and other marketing literature will include the organization issuing the ranking, time period and asset-size class, as applicable, for the ranking in question.

                                    Evaluations of a Fund's  performance made by
                  independent sources may also be used in advertisements concerning that Fund, including reprints of, or selections from, editorials or articles about the Fund.






                                                         OPERATION OF THE FUNDS

                  Structure of the Funds

                                    Both the Global Fund and the  American  Fund
                  are separate series of Tweedy, Browne Fund Inc., a Maryland corporation organized on January 28, 1993.

                                    Costs  incurred  by each Fund in  connection
                  with the organization and initial registration of the corporation and each Fund will be amortized over a five year period beginning at the commencement of the operation of the applicable Fund.

                                    The   authorized   capital   stock   of  the
                  Corporation consists of one billion shares with $0.0001 par value, 600 million shares of which are allocated to the Global Fund and 400 million shares of which are allocated to the American Fund. Each share has equal voting rights as to each other share of that series as to voting for directors, redemption, dividends and liquidation. Shareholders have one vote for each share held. The Directors have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights.

                                    The  shares   have   non-cumulative   voting
                  rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

                                    Maryland   corporate  law  provides  that  a
                  Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify Directors and ^ Officers of the Corporation against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Corporation, to the fullest extent permitted by Maryland corporate law as amended from time to time. However, nothing in the Articles of Incorporation or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                  Investment Adviser

                                    Tweedy,   Browne   Company   L.P.   acts  as
                  investment adviser (the "Adviser") to both the Global Fund and the American Fund. The Adviser is registered with the Securities and Exchange Commission (the "SEC") as an investment adviser and as a broker/dealer and is a member of the National Association of Securities Dealers.

     Tweedy, Browne was founded in 1920 and began managing money for the account of persons other than its principals and their families in 1968. Tweedy, Browne began investing in foreign securities in 1983. Investment decisions are made by consensus among its general partners, who collectively control Tweedy, Browne and who are Christopher H. Browne, William H. Browne and John D. Spears. Messrs. Browne are brothers.

                                    Certain  investments  may be appropriate for
                  one or both of the Funds and also for other clients advised by the Adviser. Investment decisions for each Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for the Funds may be combined with those of other clients of the Adviser in the interest of most favorable net results to a particular Fund.

                                    The Adviser  renders  services to the Global
                  Fund pursuant to an Investment Advisory Agreement dated as of June 2, 1993. This Agreement will remain in effect from year to year upon the annual approval by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by vote of the Corporation's Directors or of the outstanding voting securities of the Fund. The
                  Agreement may be terminated at any time without payment of penalty by either party on sixty days written notice, and automatically terminates in the event of its assignment.

                                    The Adviser renders services to the American
                  Fund pursuant to an Investment Advisory Agreement dated as of December 8, 1993. This Agreement will remain in effect from year to year upon the annual approval by the vote of a majority of those Directors who are not parties to such
                  Agreement or interested persons of the Adviser or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by vote of the Corporation's Directors or of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days written notice, and automatically terminates in the event of its assignment.

                                    Under both Investment  Advisory  Agreements,
                  the Adviser regularly provides the Funds with continuing investment management for the Funds' portfolios consistent with the Funds' investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolios of the Funds, what portfolio securities shall be held or sold by the Funds, and what portion of the Funds' assets shall be held uninvested, subject always to the provisions of the Corporation's Articles of Incorporation and By-Laws, the 1940 Act and the Internal Revenue Code of 1986 and to the Funds' investment objectives, policies and restrictions, and subject, further, to such policies and instructions as the Directors of the Corporation may from time to time establish.

                                    Under both Investment  Advisory  Agreements,
                  the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Funds' operations as open-end investment companies including, but not limited to: preparing reports and notices to the Directors and shareholders, supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds' transfer agent, pricing agents, custodians, accountants and others); preparing and making filings with the Commission and other regulatory agencies; assisting in the preparation and filing of the Funds' federal, state and local tax returns; assisting in preparing and filing the Funds' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Funds under applicable federal and state securities laws; maintaining the Funds' books and records; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds' operating budgets; processing the payment of the Funds' bills; assisting the
                  Funds in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

                                    Subject to the ability of the  Adviser  upon
                  approval of the Board to obtain reimbursement for the administrative time spent on the Funds' operations (other than investment advisory matters) by employees of the Adviser, the Adviser pays the compensation and expenses of all directors, officers and executive employees of the Corporation affiliated with the Adviser and makes available, without expense to the Funds, the services of such directors, officers and employees as may duly be elected officers, subject to their individual consent to serve and to any limitations imposed by law, and provides the Funds' office spaces and facilities.

                             For  the   Adviser's   investment   advisory
                  services^ to the Global Fund, the Adviser is entitled to receive an annual fee equal to 1.25% of that Fund's average daily net assets. The fee is payable monthly in arrears, provided the Global Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Global Fund and unpaid. For the fiscal ^ years ended March 31, 1997, March 31, 1996 and March 31, 1995 ^, the Global Fund incurred ^ $14,318,034, $9,864,278 and $6,221,404, respectively, in investment advisory fees.

                             For  the   Adviser's   investment   advisory
                  services^ to the American Fund, the Adviser is entitled to receive an annual fee equal to 1.25% of that Fund's average daily net assets. The fee is payable monthly in arrears, provided the American Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the American Fund and unpaid. For the fiscal years ended March 31, 1997, March 31, 1996 and March 31, 1995 ^, the American Fund incurred $3,176,537, $1,518,122^ and $321,535 ^, respectively, in investment advisory fees after voluntary waivers of $284,262, $192,301^ and $61,245 ^, respectively.

                                    Under   the   Agreements,   each   Fund   is
                  responsible for all of its other expenses including organization expenses; fees and expenses incurred in connection with membership in investment company organizations; broker's commissions; legal, auditing and accounting expenses; taxes and governmental fees; net asset valuation; the fees and expenses of the transfer agent; the cost of preparing share certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of shares of capital stock; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Directors, officers and employees who are not affiliated with the Adviser and, to the extent described above, employees of the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Corporation may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Funds. Each Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify the Adviser and its Directors and officers with respect thereto.

^

                                    Each   Agreement   also  provides  that  the
                  applicable Fund and the Corporation may use any name utilizing or derived from the name "Tweedy, Browne" only as long as the Agreement or any extension, renewal or amendment thereof remains in effect.

                                    Each  Agreement  provides  that the  Adviser
                  shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement and indemnifies the Adviser and its employees, officers and partners against any cost or expense in any circumstance in which the Adviser is not liable to the Fund.

                                    Officers  and  employees of the Adviser from
                  time to time may have transactions with various banks, including the Funds' custodian banks. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

                                    None of the  Directors  or officers may have
                  dealings with the Funds as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.

                                    The   Investment   Adviser  has  compiled  a
                  booklet, titled WHAT HAS WORKED IN INVESTING, which describes 44 academic studies of investment criteria that have produced high rates of return. In the 44 studies included in WHAT HAS WORKED IN INVESTING, exceptional returns were found for stocks with one or more of the following investment characteristics: low stock price in relation to book value, net current assets, earnings, cash flow, dividends or previous share price; small market capitalization; and a significant pattern of stock purchases by one or more insiders (officers and directors), or by the company itself. The study periods range from 1 to 55 years; indicated annual returns ranged from 12.1% to 49.6% and indicated annual returns in excess of the relevant market index ranged from 2.7% to 33.5% for the various characteristics and historical periods that were examined. Approximately half of the studies focused on U.S. stocks and the balance focused on mature foreign stock markets. The investment characteristics explained in this booklet, which are "value"-oriented characteristics, have been the core of Tweedy, Browne's investment philosophy for more than 30 years, and are the basis for the management of the American Value Fund and the Global Value Fund. Because Tweedy, Browne does not make portfolio decisions in accordance with any particular academic study or computer model and because the studies analyze only historical data, the returns from the American Value Fund and the Global Value Fund will differ from those indicated by these studies. WHAT HAS WORKED IN INVESTING is generally furnished by the Funds' Distributor to potential investors, and marketing materials and advertisements prepared by the Distributor may quote or otherwise refer to the booklet.

                  Administrator

                        First Data  Investor  Services  Group,  Inc.
                  (the "Administrator" or "FDISG") provides administrative services for the Global Fund for a fee equal to ^.09% of the Global Fund's average daily net assets on an annual basis, subject to specified minimum fee levels and subject to reductions ^ as low as ^.03% on average assets in excess of ^ $1 billion. For the fiscal year ended March 31, 1997, the Global Fund incurred $1,398,274 in administration fees with a voluntary waiver of $84,934. For the fiscal years ended March 31, 1996 and March 31, 1995 ^, the Global Fund incurred $1,116,971^ and $758,219 ^, respectively, in administration fees.

                        ^ Prior to February 15, 1997,  the Company paid FDISG
                  an administrative fee equal to .12% of the Global Fund's average daily net assets on an annual basis, subject to specified minimum fee levels and subject to reductions as low as ^.08% on ^ average assets in excess of $500 million.


                               The     Administrator      also     provides
                  administrative services for the American Fund for a fee equal to .09% of the American Fund's average daily net assets on an annual basis, subject to specified minimum fee levels and subject to reductions as low as .03% on average assets in excess of $1 billion. For the fiscal year ended March 31,
                  1997, the American Fund incurred $329,781, after voluntary waiver of $32,914 for the period April 1, 1996 through February 14, 1997 and $21,979 for the period February 15, 1997 through March 31, 1997. For the fiscal years ended March 31, 1996 and March 31, 1995 ^, the American Fund incurred $156,669 (after voluntary waiver of $54,000)^ and $51,904 ^, respectively, in administration fees.

                           Prior to February 15, 1997, the Company paid FDISG an
                  administrative fee equal to .10% of the American Fund's average daily net assets on an annual basis, subject to specified minimum fee levels and subject to reductions as low as .06% on average assets in excess of $500 million.

                   Under the Administration  Agreement for each
                  Fund, the Administrator is required to provide office facilities, clerical, legal and administrative services, accounting and record keeping, internal auditing, valuing a Fund's assets, preparing SEC and shareholder reports, preparing, signing and filing tax returns, monitoring 1940 Act compliance and providing other mutually agreeable services. Subject to certain conditions, the Administration Agreement has a term of three years until February 15, 2000 and thereafter shall automatically renew for successive terms of one year unless terminated and is terminable on ^ 60 days notice by either party.

^


                  Directors and Executive Officers

                                    The Directors and executive  officers of the
                  Corporation, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Corporation, as defined in the Investment Company Act of 1940, as amended, is indicated by an asterisk.


                    Name and Address                 Position with Corporation    Principal Occupation**
                    -------------------------------- ---------------------------- -------------------------------------

                    Bruce A. Beal, Age ^ 61          Director                     Partner and Officer of various real
                                         ==
                    The Beal Companies                                            estate development and investment
                    177 Milk Street                                               companies.  Real estate consultant.
                    Boston, MA 02109

                    Christopher H. Browne*,          President, Director          General Partner of Investment
                    Age 50                                                        Adviser and Distributor

                    William H. Browne*,              Treasurer, Director          General Partner of Investment
                    Age 52                                                        Adviser and Distributor

                    Arthur Lazar, Age ^ 85           Director                     President of Lazar Brokerage
                    Lazar Brokerage                                               (insurance brokerage)
                    355 Lexington Avenue
                    New York, NY 10017

                    Daniel J. Loventhal, Age ^ 76    Director                     Private Investor
                                               ==
                    4740 S. Ocean Boulevard
                    Highland Beach, FL 33487

                    Richard Salomon, Age 49          Director                     Partner in Christy & Viener
                                                                                  (law firm)
                    M. Gervase Rosenberger,          Secretary                    General Counsel for Investment
                    Age ^ 46                                                      Adviser and Distributor

                    John D. Spears, Age 48           Vice President               General Partner of Investment
                                                                                  Adviser and Distributor

                  *   Messrs. Christopher Browne and William Browne are considered by the Corporation to be
                      Directors who are "interested persons" of the Adviser or of the Corporation (within the meaning of the 1940 Act).  Messrs. Browne are brothers.
                  **  Unless otherwise stated,  all the Directors and ^ Officers have been associated with their  respective  companies for more than five years.


                           Except as stated,  the address of each such person is
                  the same as the Adviser's. Each of the Directors who is not affiliated with the Adviser will be paid by the Corporation on behalf of the Funds. Each of these unaffiliated Directors receives an annual Director's fee of $2,000 and fees of $500 for attending each Directors meeting. The officers are paid by the Adviser or the Administrator.


                                    The  following   table  sets  forth  certain
                  information  regarding the  compensation of the  Corporation's
          Directors  for the  fiscal  year  ended  March 31,     ^ 1997      .
          No executive officer or person affiliated with the Funds received compensation from the Funds. No Director receives pension or retirement benefits from the Funds.

                                                   COMPENSATION TABLE


                                                            TOTAL COMPENSATION
                                                            FROM THE CORPORATION
                                                            AND COMPLEX PAID TO
                                          AGGREGATE              DIRECTORS
                                       COMPENSATION FROM
               NAME OF PERSON          THE CORPORATION
               AND POSITION
               Christopher H. Browne             $0                     $0
               Chairman of the Board
               and President

               William H. Browne                 $0                     $0
               Treasurer and Director

                                                           TOTAL COMPENSATION
                                                           FROM THE CORPORATION
                                                           AND COMPLEX PAID TO
                                         AGGREGATE              DIRECTORS
                                      COMPENSATION FROM
               NAME OF PERSON          THE CORPORATION
               AND POSITION



              Bruce A. Beal               $4,000                 $4,000
                Director

              Arthur Lazar                $4,000                 $4,000
                Director

              Daniel J. Loventhal         $4,000                 $4,000
                Director

              Richard Salomon              $4,000                 $4,000
                Director


                  Control Persons and Principal Holders of Securities

                                    As of May 15, ^ 1997, the following  persons
                  owned 5% or more of the outstanding shares of the Global Fund and the American Fund:

                                                                                                      Percent
                                                                                                  of Total Shares
                                  Fund Name                          Name and Address               Outstanding
                   Tweedy, Browne Global Value Fund          Charles Schwab & Co., Inc.              22.8%
                                                             101 Montgomery Street
                                                             San Francisco, CA  94104
                   Tweedy, Browne Global Value Fund          Donaldson Lufkin & Jenrette             5.1%
                                                                                                          =
                                                             P.O. Box 2052
                                                             Jersey City, NJ  07303
                   Tweedy, Browne Global Value Fund          National Financial Services Corp         7.8%
                                                                                                          =
                                                             P.O. Box 3908
                                                             Church Street Station
                                                             New York, NY  10008
                   Tweedy, Browne American Value Fund        National Financial Services Corp         24.6%
                                                                                                          =
                                                             P.O. Box 3908
                                                             Church Street Station
                                                             New York, NY  10008
                   Tweedy, Browne American Value Fund        Charles Schwab & Co., Inc.               19.3%
                                                                                                          =
                                                             101 Montgomery Street
                                                             San Francisco, CA  94104



                                    The Corporation believes that such ownership
                  is of record only and is not aware that any person owns beneficially 5% or more of the shares of the Global Fund or American Fund.

                                    As of May 15,  ^  1997,  the  Directors  and
                  officers  of  the  Corporation  beneficially  owned  3% of the outstanding  common  stock of the  Global  Fund and 7.3%, of the outstanding common stock of the American Fund.

                  Distributor

                                    The Corporation has a distribution agreement
                  with the Adviser to act as distributor (the "Distributor") for the Global Fund dated as of June 2, 1993. This Agreement will remain in effect from year to year upon the annual approval by a majority of the Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Corporation.

                                    The Corporation has a distribution agreement
                  with the Adviser for the American Fund dated as of December 8, 1993. This Agreement will remain in effect from year to year upon the annual approval by a majority of the Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Corporation.

                                    Under  both  distribution   agreements  (the
                  "Distribution Agreements"), the Corporation is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the Commission of the Corporation's registration statement and a Fund's prospectus (including this Statement of Additional Information) and any amendments and supplements thereto, the registration and qualification of shares for sale in the various states, including registering the Corporation as a broker/dealer in various states; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders, notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; shareholder toll-free telephone charges and expenses of shareholder service representatives, the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and that portion of any equipment, service or activity which is primarily intended to result in the sale of shares issued by the Corporation.

                                    The  Distributor  will pay for  printing and
                  distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of a Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, as well as the sales related portion of any equipment, service or activity which is primarily intended to result in the sale of shares issued by the Corporation.

                                    As agent,  the Distributor  currently offers
                  each Fund's shares on a continuous basis to investors ^. The Distribution Agreements provide that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. ^

                                                                 TAXES

                                    Each Fund ^ intends to qualify each year and
                  elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). To qualify as a regulated investment company, a Fund must comply with certain requirements of the Code relating to, among other things, the sources of income and diversification of assets. If the Fund fails to qualify for treatment as a regulated investment company for any taxable year, the Fund would be taxed as an ordinary corporation on taxable income for that year (even if that income was distributed to its shareholders), and all distributions out of earnings and profits would be taxable to shareholders as dividends (that is, ordinary income).

                                    A regulated  investment  company  qualifying
                  under the Code is required to distribute each year to its shareholders at least 90% of its investment company taxable income (generally including dividends, interest and net short-term capital gain but not net capital gain, which is the excess of net long-term capital gains over net short-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net capital gains in the manner required under the Code. Each Fund intends to distribute at least annually all of its investment company taxable income and net capital gains and therefore generally does not expect to pay federal income taxes.

                                    Each Fund is subject  to a 4%  nondeductible
                  excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that were not previously distributed. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Funds will be treated as having been distributed.

                                    Distributions of investment  company taxable
                  income are taxable to shareholders as ordinary income. Dividends from domestic corporations are expected to comprise some portion of each Fund's gross income. To the extent that such dividends constitute a portion of a Fund's investment company taxable income, a portion of the income distributions of that Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which may so qualify. Distributions of net capital gains are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the distributing Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction discussed above. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

                                    Distributions of investment  company taxable
                  income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the distribution date.

                                    All  distributions  of  investment   company
                  taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (discussed below) to the shareholder and are also subject to these reporting requirements.

                                    Distributions   by  a  Fund   results  in  a
                  reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a ^ shareholder's cost basis, such distributions would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution which will nevertheless be taxable to them.

                                    Each Fund  intends  to  qualify  for and may
                  make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by that Fund to foreign countries (which taxes relate primarily to investment income). A shareholder who does not itemize deductions may not claim a deduction for such taxes. Each Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stocks or securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code. Each Fund will notify each shareholder within 60 days after the close of the Fund's taxable year as to whether the taxes paid by the Fund to foreign countries will qualify for the treatment discussed above for that year, and if they do, such notification will designate (i) each shareholders' pro rata portion of the qualified taxes paid and (ii) the portion of the distributions that represents income derived from foreign sources.

                                    Generally,  a foreign  tax credit is subject
                  to the limitation that it may not exceed the shareholder's U.S. tax (before the credit) attributable to the shareholder's total taxable income from foreign sources. For this purpose, the shareholder's proportionate share of dividends paid by the Fund that represents income derived from foreign sources will be treated as foreign source income. The Fund's gains and losses from the sale of securities, and certain currency gains and losses, generally will be treated as being derived from U.S. sources. The limitation on the foreign tax credit applies separately to specific categories of foreign source income, including "passive income," a category that includes the portion of dividends received from each Fund that qualifies as foreign source income. The foregoing limitation may prevent a shareholder from claiming a credit for the full amount of his proportionate share of the foreign income taxes paid by each Fund.

                                    Equity options  (including  options on stock
                  and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund's holding period for the option and, in the case of an exercise of the option, on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If the Fund sells a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option sold by the Fund is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option sold by the Fund is not a taxable transaction for the Fund.

                                    Many  of the  futures  contracts  (including
                  foreign currency futures contracts) entered into by a Fund, certain forward foreign currency contracts, and all listed non-equity options written or purchased by the Fund (including options on a debt securities, options on futures contracts, options on securities indices and certain options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio. Under Section 988 of the Code, discussed below, certain foreign currency gain or loss from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

                                    The Code  requires  that a Fund realize less
                  than 30% of its annual gross income from the sale or other disposition of stock, securities and certain options, futures and forward contracts held for less than three months. The Fund's options, futures and forward transactions may increase the amount of gains realized by the Fund that are subject to this 30% limitation. Accordingly, the amount of such transactions that each Fund may undertake may be limited.

                                    Positions  of each Fund which  consist of at
                  least one stock and at least one stock option with respect to such stock or substantially identical stock or securities or other position with respect to substantially similar or related property which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. In addition, the Fund will not be allowed to currently deduct interest and carry costs properly attributable to the straddle position. The Fund may make certain elections to mitigate the operation of the rules discussed above. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

                                    Straddle  positions of a Fund which  consist
                  of at least one position not governed by Section 1256 and at least one futures contract or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or mitigate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

                                    Under the Code, gains or losses attributable
                  to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such interest or receivables, or pays such expense or liabilities, generally is treated as ordinary income or ordinary loss. Similarly, gains or losses from dispositions of foreign currencies, debt securities denominated in a foreign currency and certain futures and forward contracts, attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

                                    If  a  Fund   owns   shares   in  a  foreign
                  corporation that constitutes a "passive foreign investment company" for U.S. federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. Each Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the distribution requirements described above, even if the Fund does not receive any funds to distribute.

                                    A  portion  of the  difference  between  the
                  issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as regulated investment company and to avoid federal income tax at the level of the Fund.

                                    Each Fund will be  required to report to the
                  IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of the Fund's shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish either Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if either Fund is notified by the Internal Revenue Service or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

                                    Redeeming  shareholders  will recognize gain
                  or loss in an amount equal to the difference between the basis in their redeemed shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares.

                                    Shareholders  of each Fund may be subject to
                  state and local taxes on distributions received from either Fund and on redemptions of each Fund's shares.

                                    Each  distribution is accompanied by a brief
                  explanation of the form and character of the distribution. In January of each year the Corporation issues to each shareholder a statement of the federal income tax status of all distributions.

     The foregoing general discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                                    Shareholders   should   consult   their  tax
                  advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.


                                                         PORTFOLIO TRANSACTIONS

                                    The  Adviser  conducts  all of  the  trading
                  operations for both the Global Fund and the American Fund. The Adviser executes portfolio transactions with or through issuers, underwriters and other brokers and dealers. In its capacity as a broker-dealer, the Adviser reserves the right to receive a ticket charge from each Fund for such service although it currently does not engage in this practice.

                                    The  primary  objective  of the  Adviser  in
                  placing  orders for the  purchase and sale of  securities  for each Fund's portfolio is to obtain the most favorable net results, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

                                    When it can be done  consistently  with  the
                  policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply market quotations to the custodian of the Funds for appraisal purposes, or who supply research, market and statistical information to either Fund or the Adviser. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is not authorized when placing portfolio transactions for either Fund to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. The Adviser does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold a Fund's shares. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless it appears that more favorable results are available otherwise.

                                    Although   certain   research,   market  and
                  statistical information from brokers and dealers can be useful to the Funds and to the Adviser, it is the opinion of the Adviser, that such information is only supplementary to its own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information is useful to the Adviser in providing services to the Funds. For the fiscal ^ years ended March 31, 1997 and March 31, 1996, the Global Fund paid brokerage commissions of $2,167,248 and $1,135,039, respectively. For the fiscal year ended March 31, 1995, the Global Fund paid brokerage commissions of $1,336,935 of which $7,960 was paid to second-tier affiliated persons. For the fiscal ^ years ended March 31, 1997, March 31, 1996, the American Fund paid brokerage ^ commissions of $223,652 and $210,767, respectively. For the fiscal year ended March 31, 1995, the American Fund paid brokerage commissions of $54,742 of which $2,240 was paid to second-tier affiliated persons.^ The increase in commission payments is attributable to the increased size of the Funds.

                                    Average  annual  portfolio  turnover rate is
                  the ratio of the lesser sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. For the fiscal years ended March 31, 1997, March 31, 1996 and March 31, 1995, the Global Fund's portfolio turnover rates were 20%, 17% and 16%, respectively. For the fiscal years ended March 31, 1997, March 31, 1996 and March 31, 1995, the American Fund's portfolio turnover rates were 16%, 9% and 4%, respectively.

                                                            NET ASSET VALUE

                                    The net asset  value of shares  for both the
                  Global Fund and the American Fund will be computed as of the close of regular trading on the New York Stock Exchange on each day during which the Exchange is open for trading. The Exchange is normally closed on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value per share for the Funds is determined by dividing the value of the total assets, less all liabilities, by the total number of shares outstanding.

                                    In  valuing  a  Fund's  assets,  a  security
                  listed on an exchange or through any system providing for daily publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) will be valued at its last sale price prior to the close of regular trading (or, in the case of securities traded on the London Stock Exchange, at the "Mid Price", i.e., the mid price between the bid and ask prices, rounded to the nearest dollar if the spread between the bid and the ask prices is more than one pence). Lacking any sales, the security will be valued at the mean between the last asked price and the last bid price prior to the close of regular trading.

                                    Securities  for which daily  publication  of
                  actual prices is not available and for which bid and asked quotations are readily available will be valued at the mean between the current bid and asked prices for such securities in the over-the-counter market. Other securities will be valued at their fair value as determined in good faith by or under the direction of the Directors. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Directors.

                                    The value of a security which is not readily
                  marketable and which accordingly is valued by or under the direction of the Directors is valued periodically on the basis of all relevant factors which may include the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, any potential sale of such security by or to another investor as well as traditional methods of private security analysis.

                                    Following the calculation of security values
                  in terms of the currency in which the market quotation used is expressed ("local currency"), the valuing agent will calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S.) into U.S. dollars at the rates of exchange prevailing at the value time as determined by the valuing agent.

                                    Trading in  securities  on European  and Far
                  Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. Each Fund generally calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the regular close of the Exchange on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when that Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board of Directors.


                                                         ADDITIONAL INFORMATION

                  Experts

                                    The  financial  statements  and schedules of
                  investments of Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund at March 31, ^ 1997 and for each of the periods indicated therein appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


                  Other Information

                                    The Corporation  employs Boston Safe Deposit
                  and Trust  Company  as  custodian  and     ^ First  Data
                  Investor Services  Group,        Inc. as  transfer  agent for
                  both the Global Fund and the American Fund.

                                    The   Prospectus   and  the   Statement   of
                  Additional Information omit certain information contained in the Registration Statement which the Corporation has filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.


                  Financial Statements

 The Funds' Annual Report for the fiscal year ended March 31,     ^ 1997
                  is included herein.



                                                             APPENDIX A

                                    The  following  is a  description  ^ of  the
                  ratings given by Moody's and S&P to corporate and municipal bonds.

                  Ratings of Municipal and Corporate Bonds

                  S&P:

                                    Debt  rated  AAA  has  the  highest   rating
                  assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                    Debt rated BB, B, CCC,  CC and C is regarded
                  as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

                                    Debt    rated   BB   has   less    near-term
                  vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                                    Debt rated CCC has a currently  identifiable
                  vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned and actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  Moody's:

                                    Bonds  which are rated Aaa are  judged to be
                  of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                    Bonds which are rated Baa are  considered as
                  medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well ^. Often the protection of interest and principal payments may be very moderate and ^ thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or ^ maintenance of other terms of the contract over any long period of time may be small.

^


                                    Bonds  which  are  rated  Caa  are  of  poor
                  standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               [graphic omitted]

                                 TWEEDY, BROWNE
                               GLOBAL VALUE FUND

                                ----------------
                                     ANNUAL
                                ----------------
                                 MARCH 31, 1997
                                ----------------

                               [graphic omitted]

                                 TWEEDY, BROWNE
                              AMERICAN VALUE FUND

                           TWEEDY, BROWNE FUND INC.

Investment Manager's Report ........................................       1

Tweedy, Browne Global Value Fund:
  Portfolio Highlights .............................................      15
  Portfolio of Investments .........................................      16
  Schedule of Forward Exchange Contracts ...........................      25
  Statement of Assets and Liabilities ..............................      31
  Statement of Operations ..........................................      32
  Statements of Changes in Net Assets ..............................      33
  Financial Highlights .............................................      34
  Notes to Financial Statements ....................................      35
  Report of Ernst & Young LLP, Independent Auditors ................      43
  Tax Information ..................................................      44

Tweedy, Browne American Value Fund:
  Portfolio Highlights .............................................      45
  Portfolio of Investments .........................................      46
  Schedule of Forward Exchange Contracts ...........................      53
  Statement of Assets and Liabilities ..............................      54
  Statement of Operations ..........................................      55
  Statements of Changes in Net Assets ..............................      56
  Financial Highlights .............................................      57
  Notes to Financial Statements ....................................      58
  Report of Ernst & Young LLP, Independent Auditors ................      66
  Tax Information ..................................................      67

------------------------------------------------------------------------------
    This report is for the information of the shareholders of Tweedy, Browne Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Tweedy, Browne Company L.P. is a member of the NASD and is the Distributor of the Company.
------------------------------------------------------------------------------

TWEEDY, BROWNE FUND INC.

------------------------------------------------------------------------------
Investment Manager's Report
------------------------------------------------------------------------------

To Our Shareholders:

                                           [Graphic Omitted]
                             Will Browne, John Spears and Chris Browne

    We are pleased to present the Annual Report for Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund for the fiscal year ended March 31, 1997. In our Semi-Annual Report as of September 30, 1996, we experimented with combining the reports of our two Funds and asked our shareholders for their opinion on this combined format. We are happy to report that the new format was met with approval by all who re-sponded, so we will continue to report in this manner. Unanimity of opinion is rare in the investment world, so we are particularly gratified that our experiment was greeted with approval. It makes our task of reporting somewhat easier and permits all of our shareholders to hear our complete views, irrespective of whether they apply to stocks in the U.S. or outside the U.S. Additionally, as some of you pointed out, there is a savings in printing costs by combining the reports. We have also followed the suggestion of one shareholder and separated the discussions that are specific to one or the other Fund, and combined the discussion that is more general and relevant to both Funds.

    For the year ended March 31, 1997, the net asset value of the shares of the Global Value Fund increased 16.66%* to $15.46 per share. This performance includes the reinvestment of a dividend of $1.1225 per share paid in December 1996. For the same period, the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East Index ("EAFE") gained 1.45%. The EAFE Index is measured in U.S. dollars so any rise in the value of the dollar vis-a-vis other currencies would reduce the reported results of the Index. This was the case in the past twelve months. EAFE in local currencies rose 10.23%. However, the most relevant comparison to our performance is EAFE hedged back into the dollar, by which we mean the Index is calculated as if the investment positions in each of the countries in the Index were dollar hedged. The EAFE Index hedged showed a gain of 12.53%. One of the questions we were asked following our discussion of currency hedging in a previous letter was whether we know what our performance would have been if we had not hedged our currency exposure. We have not made this particular calculation and we do not think it would be easy to do. The comparison of the EAFE Index in dollars, in local currency, and hedged gives some indication of the impact of currencies and hedging. Clearly, hedging was the course to have followed in the past year. If we subtract the results of the EAFE Index, as measured in dollars, 1.45%, from the local currency version of the EAFE Index, 10.23%, we see that the rise in the dollar reduced the increase in the local markets by 8.78%.

    Furthermore, if we subtract the increase in the local currency version, 10.23%, from the hedged EAFE Index, 12.53%, we see that hedging actually added 2.30% to the EAFE Index's performance. The reason for this is the difference in the one-year interest rate between the U.S. and the countries that comprise the EAFE Index. Put another way, the weighted average interest rate in the countries in the Index was 2.29% lower than the one-year U.S. interest rate. While hedging was a good thing to do last year, we do not wish to take any credit for doing so. As we hope our shareholders all know, it is our policy to maintain a fully hedged position at all times. Just as we do not pretend to be able to predict where individual stock markets are headed, we certainly do not have a clue as to where eighteen different currencies are going in relation to the dollar.

------------
*Past performance is not a guarantee of future results and total return and principal value of investments will fluctuate with market changes. Shares, when redeemed, may be worth more or less than their original cost.

    The composition of the portfolio of the Global Value Fund, in geographic terms, has not changed appreciably over the past year. The table below shows our investment positions by geographic area:

                                          1996           1997
-------------------------------------------------------------------
Europe                                    55.8%          49.0%
-------------------------------------------------------------------
Australasia                               17.8           21.6
-------------------------------------------------------------------
North America                             16.1           17.2
-------------------------------------------------------------------

    We are currently invested in 21 countries. The five largest areas of investment by country at fiscal year-end 1997 as compared to fiscal year-end 1996 is as follows:

                                       1996                            1997
-------------------------------------------------------------------------------
Switzerland                            16.0%       Japan               18.7%
-------------------------------------------------------------------------------
Japan                                  14.9        USA                 15.1
-------------------------------------------------------------------------------
USA                                    14.6        Switzerland         12.7
-------------------------------------------------------------------------------
France                                  9.0        U.K.                 6.5
-------------------------------------------------------------------------------
Netherlands                             8.9        France               6.3
-------------------------------------------------------------------------------

    We still do not, and probably never will, pay any attention to country weightings of the popular indices when investing the assets of your/our Fund. Our relatively small position in Japan as compared to EAFE probably helped last year as the Japanese Index declined 25.7%. Again, this should be chalked up to luck rather than genius. We simply have not found enough opportunities in Japan to warrant investing an amount equal to the 29% weighting Japan has in the EAFE Index. In some future year, the Japanese market could well roar ahead, and if we are less invested than the Index, in all likelihood we will underperform.

    Our focus is on finding cheap stocks on a global basis. In this regard, we are more concerned with what we call the portfolio characteristics of the Global Value Fund. We focus on how much of our money is invested in stocks that have a cheap market price in relation to book value, and how much of our money is invested in stocks that are selling at low price/earnings ratios. As of March 31, 1997, 32% of our assets were invested in 139 issues selling at a weighted average price of 74% of book value. In the Worldscope global database of 8,272 stocks with a market capitalization of $100 million or more, only 445 issues, or 5% of the total, were selling at a price-to-book value ratio of 74% or less. In other words, 95% were more expensive than our holdings on this basis. From a price/earnings standpoint, 51% of the Global Value Fund's assets were invested in 79 issues selling at a weighted average of 10.7 times actual or estimated earnings. Again, in the Worldscope global database, only 994 companies, or 12% of the total, were selling at 10.7 times earnings or less, which means that 88% of the companies were more expensive.

    The performance of the American Value Fund was better on an absolute basis, although not as good on a relative basis. For the year ended March 31, 1997, the net asset value of the American Value Fund increased 17.75%*, to $16.22 per share after adding back a dividend of $0.5865 per share paid in December 1996. During the same period, the Standard & Poor's 500 Stock Index ("S&P 500") gained 19.82%, including the reinvestment of dividends. It is always nice to think one can beat the S&P 500 year in and year out, but our experience tells us this is not possible. Since we do not invest your/our Fund to look like the S&P 500, we assume that the S&P 500 will outperform us about 33% of the time as it has over the last 22 years. The results of the S&P 500 this past year were primarily caused by a handful of big capitalization stocks. Broader indices, which include smaller and medium size stocks, did not fair as well. For example, the Wilshire 5000 Index gained 15.51% and the Russell 3000 Index rose 16.42%. Because we invest across the full spectrum of all market caps (approximately 40% of the American Value Fund is invested in stocks with market caps of less than $1 billion), it is difficult for us to outperform the S&P 500 at a time when large cap stocks are beating the overall market. On a calendar year basis, our performance in 1996 just about matched that of the S&P 500, 22.45% for the American Value Fund versus 23% for the S&P 500. Our long-term goal is to compound our net worth at something north of 15% per year as compared to the S&P 500's long-term result of 10.5%. While past performance is no guarantee of future performance, we have achieved our goal in the past and hope we will continue to do so in the future.

    The portfolio characteristics of the American Value Fund also diverge significantly from that of the S&P 500. While there is some concern voiced in the investment community about the current level of the S&P 500 in terms of price/earnings ratios and price-to-book value ratios as compared to historic levels, we believe our portfolio holds greater value than the S&P 500. As of March 31, 1997, 20% of the American Value Fund's assets were invested in 73 stocks selling at a weighted average price-to-book value ratio of 76% as compared to a price-to-tangible book value ratio of 443% for the S&P 500. Moreover, in the Bloomberg database of 3,809 stocks with a market capitalization of $100 million or more, only 75 stocks, or 2% of the total, were selling at 76% of book value or less. A further 53% of the American Value Fund's portfolio was invested in 58 stocks selling at a weighted average price-to-actual or estimated earnings of 10 times as compared to a price/ earnings ratio of 20 times for the S&P 500. Again, in the Bloomberg database, only 261 stocks out of 3,809 stocks with a market capitalization of $100 million or more, 7% of the total, were selling at 10 times earnings or less. We like to keep both of our Funds invested in the lower value tiers of all stocks, as our experience and that of numerous academic studies tells us that this is where we can expect satisfactory long-term results.

------------
*Past performance is not a guarantee of future results and total return and principal value of investments will fluctuate with market changes. Shares, when redeemed, may be worth more or less than their original cost.


    The fact that we discuss our results in relation to an index, whether it be EAFE or the S&P 500, may seem inconsistent with our previously espoused views that too much short-term attention is focused on comparisons to an index benchmark. We are required to present our results in relation to some relevant index. Although we do not think it is important on a short-term basis, over the long term, these comparisons provide a measure of how successful a particular investment philosophy is. Over the short term, the indices also provide fodder for the stock market pundits. The last two years have been exceptionally good in the stock market. This much prosperity usually begets fears that things cannot continue to be so good. This is probably true. We do not think the stock market can continue to compound at 20% to 30% as it has in the past two years unless all rational measurements of fundamental values are thrown out the window. Stock market pundits are increasingly talking of a "correction" in stock prices. The month of March, which is supposed to come in like a lion and go out like a lamb, did the opposite this year, at least as measured by the market. A correction could certainly happen if for no other reason than corrections do happen, and it has been so long since we have had one. Moreover, the S&P 500 is selling at somewhere between 17 and 19 times estimated 1997 earnings, depending upon whether one assumes earnings will increase 7% or 10% this year as compared to an historic multiple of 14.5 times earnings. Last year the earnings of the S&P 500 came in better than analysts' predictions, which helped to propel the market's rise in 1996. This is not usually the case. Traditionally, analysts' estimates start high in the beginning of the year and are revised downward as the year unfolds. We do not pay much attention to these estimates as we are generally skeptical about predictions of the future other than the inevitability of death and taxes. However, the question keeps coming up, particularly now, given the market's performance so far in April. As "professionals", we are presumed to have some opinion on these matters or some special knowledge which will guide our investment decisions. We do not like to disappoint our investors, but we must admit that we do not know what the stock market will do this quarter, this year or next year. Long term, we know that the stock market has risen, as corporate profits, dividends and intrinsic values have grown, and that stocks have beaten bonds and cash. We see no reason why this should not continue in the future, especially for stocks that are cheap in relation to assets or earnings. We also know that from time to time the market declines. The S&P 500 has declined in 20 of the past 71 years, or 28% of the time. If Mr. Stock Market were a major league baseball player and got a hit 72% of the times at bat, he would be in both the Baseball Hall of Fame AND "Ripley's Believe It or Not".

    It would be nice to be able to "call the market" with some degree of accuracy, but we cannot. If we could, we would presumably sell everything the day before the onset of the correction or the bear market, sit on the sidelines, and then plunge back in when the market started to rise again. This presumes we would not only know when the decline would begin but also when it would end. When we start to claim such divine knowledge, our investors should start to worry. We recently saw some data that showed the results an investor would have experienced if he/she had invested in the S&P 500 at the beginning of 1985 and had cashed out before the 1987 crash, just after the crash, or ignored the whole thing and stayed invested through 1993. The respective performance numbers are:
204%, 117% and 278%. Bear markets do occur. Fortunately, they generally do not last more than six to twelve months, and the average time it takes a market to recover to its previous high is another six to twelve months. The bear market of 1973-1974 and the Great Depression are obvious exceptions, but so were the economic circumstances. This is not to say that some unforeseen economic or political event could not send the stock market into a tailspin. The future is nothing more than the past repeating itself. If Iran decided to lob a few missiles across the Persian Gulf towards Saudi Arabia, the stock market would probably decline significantly. These things happen. One friend of ours calls this the caribou factor. When a hunter looks into the woods, he cannot see the caribou until it moves. After it moves, it seems obvious where the beast had been standing all the time. Similarly, no one knows what will make the stock market decline. After it happens, many will wonder why they could not foresee these events. If investors knew what was going to make the market decline in the future, it would have already declined. Stock markets are very efficient at processing important economic events and incorporating them into the overall price level. In the same way, everyone in Los Angeles probably knows there will someday be another earthquake, and yet they have not all moved away. Few assume these courageous souls believe that they can predict when this event will happen and plan to leave the day before. Instead, we assume that most Angelinos know there will be another earthquake, and that they will survive it and go on enjoying their warm, sunny climate.

    We have the same attitude towards the stock market. We assume there will be "corrections" and bear markets in the future; it comes with the territory. We also assume that the market will recover and that we will go on compounding our wealth by owning cheap stocks. If the stock market drops 20% tomorrow, we are sure some soothsayer will say that we are the ostriches of the investment world with our heads stuck in the sand. Another market pundit who happens to be the one to predict the decline closest to its occurrence, will be interviewed by every television station as the new market guru and will enter the hall of fame of market pundits. Perhaps, as Warren Buffett would say, our "circle of competence" is a bit too limited. We have no way of knowing if the next stock market decline will be a more common 10% drop or a more significant drop of 20% or more. Nor do we know if our net worth will increase by 30% or more before the decline occurs. We do know that nothing is accomplished by selling out AFTER the market has gone down. In the meantime, our advice is to not invest money that you know you will need to spend in the near future. If a correction occurs at about the time you are planning to take this money out of the stock market, you will be forced to lock in those losses. If you know you want to take some money out of your investments in August to buy a new car, take it out now. Who knows if August will be a good time to sell stocks?

    In our opinion, we like what is owned in our Funds. If all the stocks in our Funds were interests in private businesses and someone offered to buy the entire portfolio at the current market price, we would say thanks, but no thanks. The problem with the stock market is that it assigns a value to your business every day, more often than not for reasons unrelated to the true intrinsic value of the business. If you owned a successful business, would you really care if the stock market thought it was worth an eighth of a point more or a quarter of a point less on any given day for reasons such as the latest labor statistics report or the most recent ruminations of Alan Greenspan? We think not. In the aggregate, in our opinion, the stocks we own are worth far more in a private sale than their current stock market valuations, and they are far cheaper than the stocks which comprise the popular market indices now or even historically.

    For example, last year we accumulated shares of Price Enterprises. We came across this company because it was selling at less than 65% of book value. Within the Bloomberg database, only 1% of the companies sell for 65% of book value or less. However, reported earnings were minimal and the price/earnings ratio was close to 100 times. The company had been spun out of Price/Costco, a discount retailer. Shareholders were given the opportunity to exchange their shares in Price/Costco for shares of Price Enterprises. The company's assets consisted primarily of real estate, mainly shopping centers. The Price family, founders of Price/Costco, exchanged their shares of Price/Costco for shares of Price Enterprises. We assumed that if the founders preferred to own the real estate assets rather than the retailing side of the business, maybe they knew something we did not. Unlike most real estate companies, the company had virtually no debt. An appraisal of the assets provided by the company indicated the assets were worth more than book value, which value was justified by the cash flow they generated. The company was reporting only minimal earnings because of a start-up retail operation, which was experiencing losses that masked profits of the real estate holdings. In our analysis, if the company shut down or sold the retail operations, the market would realize the value of the real estate holdings, which could be almost twice the market price of the stock.

    The analysis is very much the same with international stocks. Recently, we purchased shares in a Japanese company, Kita Kyushu Coca-Cola, a regional Coca-Cola bottler. This company turned up in the Nikkei database of Japanese stocks because of relatively low price/book value and price/earnings ratios. We purchased shares at a modest 18% premium to book value versus U.S. Coke bottlers, which sell at multiples of book value as high as 8 times. Moreover, the company had virtually no long-term debt, and cash and securities equaled more than one-half of book value. U.S. bottlers have debt-to-equity ratios of between 3 and 8 times. The price/earnings ratio of Kita is 14.5 times, but if the company were to pay out its cash and securities as a dividend, the price/ earnings ratio would be less than 8 times. Again, the equivalent U.S. company trades at price/earnings ratios in excess of 20 times earnings. Furthermore, a Japanese company should have a higher, not lower, price/earnings ratio because the long-term cost of capital in Japan, as measured by long-term government bond yields, is only 2.2% as compared to 6.9% in the U.S. In addition, our purchase price, net of the company's excess cash and securities, was 3 times EBITDA (Earnings Before deducting Interest, Taxes, Depreciation and Amortization). Coca-Cola bottlers in the U.S. have typically been valued at about 10 times EBITDA in acquisitions.

    Another international example is James Crean, a small Irish conglomerate engaged in food, industrial parts distribution, printing and packaging businesses. While the historic numbers on this company were not particularly compelling from a value standpoint, the reporting of recent insider purchases of stock provided a clue to value. Upon further analysis, we learned that the company was in the process of selling several divisions that would result in a balance sheet where cash exceeded debt and the stock price was approximately 65% of book value.

    Will our stocks go down if the market suddenly drops? The answer is yes. When the tide goes out, all the ships go down. We want to avoid the ships that get stuck in the mud and do not rise when the tide comes back, what we call the "crash and burn" stocks. This is what happened in the bear market of 1973-1974 when, in many instances, the "nifty-fifty" group of growth stocks crashed far more than the market. Despite the fact that the nifty-fifty comprised a list of some of the best companies in America based on past performance, their stock market valuations had been driven to unrealistic levels. Many were selling at fifty and sixty times earnings. When, as Alan Greenspan would say, this "irrational exuberance" had been wrung out of the market, investors were left with huge losses that in some cases have not been recouped even twenty-three years later. This is our definition of permanent capital loss. While we can accept or tolerate temporary market losses, we want to own stocks we think will return to their former, pre-bear market levels when the stock market recovers.

    We think some of the high tech wonder stocks of today could experience a similar fate. We have no way of knowing if Netscape will revolutionize the way millions of people will surf the Internet and grow its earnings to a level that will justify its current price or future gains. We do know that even after declining more than 60% from its previous twelve-month high, it still sells for more than 50 times estimated 1997 earnings. We also hear that Netscape has about $250 million to spend on research and development, and that up in Redmond, Washington, Bill Gates has $11 billion to spend on research and development. We also hear that Bill Gates has indicated he does not intend to cede this market to Netscape. This is akin to one of us going into the boxing ring against Mike Tyson. Suicide, either financial or physical, is not high on our "To Do" list.

    Many investors, both individual and professional, believe they have some special knowledge that enables them to predict where the overall market or individual stocks are going on an almost daily basis, despite personal experience and empirical evidence to the contrary. It is part of the theory that behavioral psychologists call an over-confidence factor. More often than not this leads to costly, excessive trading as investors attempt to stay one step ahead of the market. We are not aware of any other reason to explain the high turnover rates that studies have shown occur in individual brokerage accounts and also in many mutual fund portfolios. Our own experience shows that a small number of investors in our Funds buy and redeem at a feverish pace. This can only mean that they believe they can predict what our net asset value will be tomorrow or the next day. Even we do not know this. Fortunately, this trading does not affect the management of the Funds, as all this activity relates to a small number of shares and seems to be a zero sum game, with as many going in as out on any given day. We would like to discourage this behavior if only for the reason that we do not think it is in the investors' best interests financially. However, "irrational exuberance" and excessive pessimism provide many of our investment opportunities.

    We are pleased to be speaking for the third time at a conference on behavioral psychology as it affects investment decisions that is being jointly sponsored by the Kennedy School of Government and Harvard University Economics Department. This conference explores why many investors react as they do to short-term market events and seem incapable of maintaining a long-term focus. We like to describe these conferences as contrarian "love-ins" because so much of the psychology of contrarian, value investing runs counter to the herd instincts of the stock market. We have been doing what we do for so long that it is impossible for us to change. We also think that our own personal experience and the long-term results we have achieved indicate that we are doing something right.

    There is a fashion today to portray successful fund managers as celebrities, often based on rather short-term results. Descriptions such as "aggressive" and "mean" are becoming synonymous with success in money management. Whereas The Wall Street Journal reports that portfolio managers were once "geeks" wearing green eyeshades, now they are shown spending their free time boxing, mountain climbing or racing Formula One cars on the weekends. We call it the "Jean-Claude Van Damme Syndrome". If the macho actor decided to become a fund manager, we would have to say, "move over Mr. Buffett". We do not believe that being aggressive or mean has anything to do with being successful money managers. While we do not like to think of ourselves as "geeks," we lead pretty mundane lives. Chris Browne resides in New York City and East Hampton with two dogs and spends his weekends pursuing his interest in landscape architecture. Will Browne lives in Connecticut, and most of his spare time is devoted to raising four sons, ages 8 to 20. John Spears, who lives in New Jersey, is the father of three daughters at or near college age, and swims outside, yes outside, almost every day. (He does not admit to being a member of the Polar Bear Club!) All three of us have a keen interest in education and Chris and Will serve on the boards of trustees of their respective alma maters. On vacations, John and Chris like to catch up on reading and prefer no greater risk than falling eighteen inches from a beach chair onto two feet of sand. Because of his children, Will's vacations are a bit more active. We do not come into the office on Monday morning raring to roil the markets or turn over our Funds' portfolios for a point or two in a stock. Our turnover rate is quite low: 20% for the Global Value Fund and 16% for the American Value Fund this past year. In our minds, turnover is equated with taxes, and we think of April 15th as a national day of mourning. We think the tendency to report both before-tax and after-tax performance of mutual funds is a good one. After all, you can only spend or reinvest the share of profits our government leaves you.

    We recognize that we are not the geniuses who will figure out if Netscape or Yahoo will become the next Microsoft, nor are we able to predict next month's same store sales for Walmart or the level of the Dow Jones Industrials come the end of the year. We are not "masters of the universe" managers. We have a process based on observation by us and numerous academics of the financial characteristics of stock portfolios that over time have beaten the stock market: stocks selected from the bottom tiers of all stocks ranked on the basis of price-to-book value, earnings or cash flow.

    Today's technology permits us to screen more than 20,000 companies in twenty countries to come up with a short list of candidates for further, in-depth research. In the early 1970s, when the three of us began our careers, screening was a manual process which required turning the pages of Standard & Poor's Directory of Corporations, and it was not possible to rank stocks. Today, we pop a CD-ROM disk into our computer containing all the financial information companies file with the Securities and Exchange Commission or their respective national exchanges, run a feed of the previous night's closing prices over the fundamental financial information and get a list of stocks ranked as we choose with as much information as we want. The next step is to review the basic financial information such as balance sheets, income statements, cash flow statements, historical performance, etc., to determine which stocks should continue in our financial beauty contest. In this process, we are further aided by technology. Bloomberg Financial Services provides every bit of financial information and every ratio one could ever need for all U.S. companies and for many non-U.S. companies on one, simple-to-use terminal. In our investment church, Michael Bloomberg would be canonized. We also have all Wall Street research reports and insider trading information on-line.

    The entire process is geared towards finding a reason to reject an investment opportunity rather than becoming advocates for a particular company. We try to keep our personal prejudices out of the process such as trying to justify buying McDonald's just because we like Big Macs or think their restaurants are cleaner than Burger King's. If a candidate is still in the running, we or one of our analysts enter all relevant financial data including 46 financial data items onto a form we call a "rolodex". This rolodex form, along with any reports, management interview notes, or notes of conversations with competitors or experts, is then distributed to the partners for consideration. We do not have a formal "investment committee" which must convene to approve or reject an idea. When an idea is ready, we discuss its individual merits and make a decision or ask for further information. In the near future, we will be able to import the financial data from the database directly to the rolodex form and e-mail the forms to each other no matter where we might be. We want to do everything we can to speed the process of research and, thus, improve our hit rate for investment ideas. Speed is also important because, on average, stocks that are in the lower tier of value do not stay there. We want to research and buy them while they are there, before they go up.

    Our investment process is not merely putting round pegs into round holes and square pegs into square holes by only buying stocks in the bottom 10% of stocks ranked on price-to-book value or their price/earnings ratios. Sometimes we even buy better businesses, the kinds of companies others call growth stocks to justify owning them at higher price/earnings ratios. These candidates often appear on our screens as having high returns on capital and above-average earnings growth rates, yet are selling at relatively low price/ earnings ratios or low price-to-book value ratios. We also use insider trading reports for stocks in the U.S., Canada and the United Kingdom for indications of potential value. Officers, directors and principal shareholders in public companies are required to file reports of purchases and sales of shares in their companies. We can now track patterns of buying by company officials over time rather than merely seeing what buys or sells were reported the previous day. We can call up a company on our system and get a printout of all insider transactions for whatever time period we choose. Insider purchases are usually made because the person sitting in the board room or at the management meetings thinks the business is improving and the stock will go up. We call it a sort of company specific leading economic indicator. Combining insider purchases with low price/earnings or low price/book value criteria may provide even better performance. We think it may be like finding a spouse who is good looking, intelligent, personable, kind and rich all rolled into one.

    All investment decisions are made by the three partners. We do not employ portfolio managers. If our performance is lagging, you will not hear from us that we have fired our mini-cap fund portfolio manager and hired a new star from a competitor. We cannot fire ourselves; only our clients can do that by redeeming their shares in our Funds. After working together for 20 to 25 years, we do not often disagree on investment decisions. None of us ever seems to propose an investment to which the other two respond, "What was he thinking?" We work with four research analysts who do the same basic research that we do. Although the partners make the final decision to buy or sell, our analysts freely offer their opinions and never seem to come up with recommendations that are out in left field. Left field is an appropriate location for baseball, not investments. And after 20 to 25 years together, we like to think we are at the midpoint in our careers. Our ages range from 48 to 52. Our good friend and role model, Walter Schloss, has been camping out at Tweedy, Browne since 1955 managing a private investment partnership first alone, and then, with his son Edwin for the past 23 years. Walter is now 80 and he shows no signs of slowing down either physically or from a performance standpoint. We hope we can be as lucky in life and as successful in investing as Walter.

    Regarding our personal commitment to our investment approach, we have more than $100 million of our own money, none of which was inherited or given to us, invested alongside our clients. In our last report, several shareholders noted that this statement does not square with our reported investment in the Funds. Our investment in the two Funds is approximately $33 million, including our pro rata share of our employees' profit sharing plan, which is also invested in the Funds. The balance of the partners' capital is in other pooled accounts with clients which were established before the Funds, and in individual portfolios. To move these investments into the Funds would result in the realization of significant capital gains. With the exception of our personal residences, more than 95% of our investable assets are invested in the same stocks our clients and shareholders own. A reporter recently asked us what the significance of co-investing with our clients was. We responded that it was a bit like going to a doctor who prescribed a course of action for you that was different from what he or she would prescribe for themselves or their family. We want the same medicine the doctor would take. We do not have any other prescription for your money than we have for our own, and that will not change.

                          Sincerely,
                          Christopher H. Browne
                          William H. Browne
                          John D. Spears

                          General Partners
                          TWEEDY, BROWNE COMPANY L.P.
                          Investment Adviser to the Fund
April 17, 1997

TWEEDY, BROWNE GLOBAL VALUE FUND

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------
March 31, 1997

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
               TWEEDY, BROWNE GLOBAL VALUE FUND VS. MORGAN STANLEY
             CAPITAL INTERNATIONAL ("MSCI") EUROPE, AUSTRALASIA AND
               FAR EAST ("EAFE") INDEX (IN U.S. DOLLARS & HEDGED)
                             6/15/93 THROUGH 3/31/97


                Tweedy, Browne       MSCI EAFE Index            MSCI EAFE Index
              Global Value Fund     (In U.S. Dollars)               (Hedged)
              -----------------     -----------------          ---------------
JUN 1993              9.98                9.84                      9.96
SEP 1993             10.31               10.49                     10.56
DEC 1993             11.54               10.59                     11.03
MAR 1994             12.26               10.96                     10.84
JUN 1994             12.20               11.52                     10.95
SEP 1994             12.30               11.53                     10.86
DEC 1994             12.04               11.41                     10.85
MAR 1995             11.67               11.62                     10.03
JUN 1995             12.30               11.71                     10.22
SEP 1995             12.87               12.20                     11.38
DEC 1995             13.33               12.69                     12.17
MAR 1996             14.70               13.06                     12.87
JUN 1996             15.34               13.26                     13.36
SEP 1996             15.17               13.25                     13.45
DEC 1996             16.02               13.46                     13.82
MAR 1997             17.15               13.25                     14.36

--------------------------------------------------------------------------------

MSCI EAFE Index represents the change in market capitalizations of Europe, Australasia and the Far East (EAFE), including dividends reinvested monthly, net after foreign withholding taxes.

Index information is available at month end only; therefore, the closest month end to inception date of the Fund, May 31, 1993, has been used.

             AVERAGE ANNUAL TOTAL RETURN*                                 AGGREGATE TOTAL RETURN*
-----------------------------------------------------     -------------------------------------------------------
                                             WITHOUT      INCEPTION (6/15/93)                    U.S.
THE FUND                        ACTUAL      WAIVERS**       THROUGH 3/31/97       ACTUAL      DOLLARS      HEDGED
--------                        ------      ---------     -------------------     ------      -------      ------
Inception (6/15/93)                                       The Fund                71.49%       N/A          N/A
 through 3/31/97                15.29%       15.25%       MSCI EAFE                N/A        32.47%       44.84%
Year Ended 3/31/97              16.66%       16.65%
--------------------------------------------------------------------------------------------------------

Note:   The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.
       *Assumes the reinvestment of all dividends and distributions and is net of foreign withholding tax.
      **See Note 2 to Financial Statements.

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Portfolio of Investments
-------------------------------------------------------------------------------

March 31, 1997

[Graphic Omitted]

                                                                   MARKET
                                                                   VALUE
    SHARES                                                        (NOTE 1)
    ------                                                        --------
            COMMON STOCKS--86.8%
            AUSTRALIA--0.0%++
    96,353  Carillon Development Ltd. .........................  $      147,295
                                                                 --------------

            BELGIUM--0.8%
       788  Belvuco NV ........................................         164,930
       592  Fabrique de Fer de Charleroi ......................       1,858,605
     1,824  Glaces de Charleroi ...............................       4,719,070
       636  Henex SA ..........................................       1,255,360
     2,333  Spadel SA .........................................       2,678,881
     3,252  Uco Textiles SA ...................................         307,238
                                                                 --------------

                                                                     10,984,084
                                                                 --------------
            CANADA--2.1%
   196,891  BRL Enterprises Inc.+ .............................         647,176
   166,500  Corby Distilleries Ltd., Class A ..................       5,743,453
   104,600  Corby Distilleries Ltd., Class B ..................       3,324,833
 1,635,200  Kaufel Group NV, Class B ..........................       3,337,143
   260,700  Melcor Developments Ltd. ..........................       2,824,995
 1,226,000  National Bank of Canada, Toronto ..................      13,063,753
   243,300  Shirmax Fashions ..................................         386,679
   785,883  Westfield Minerals Ltd.+ ..........................         936,758
                                                                 --------------

                                                                     30,264,790
                                                                 --------------
            DENMARK--0.6%
    11,390  Nordvestbank ......................................       1,102,102
   186,571  Spar Nord Holding A/S .............................       7,866,868
                                                                 --------------

                                                                      8,968,970
                                                                 --------------
            FINLAND--3.1%
     6,000  Atria OY ..........................................          82,873
    75,714  Huhtamaki Group, Class I ..........................       3,689,004
   794,900  Kesko Ord .........................................      11,615,762
   241,035  Kone Corporation, Class B .........................      29,287,422
                                                                 --------------

                                                                     44,675,061
                                                                 --------------
            FRANCE--6.3%
    24,332  Bongrain SA .......................................       9,681,661
    24,763  Centenaire-Blanzy SA ..............................       2,022,676
     5,229  Christian Dior, SA ................................         800,951
    72,419  Compagnie Financiere de Paribas ...................       5,052,368
   229,987  Compagnie Financiere de Suez ......................      11,916,149
    57,700  Compagnie Lebon SA ................................       2,291,762
   176,692  Dollfus Mieg & Cie ................................       4,626,186
     6,636  Eurafrance SA .....................................       3,129,776
     1,150  Fiat France SA ....................................          26,627
    14,896  Fin Marc de Lacharriere SA ........................       1,483,100
    60,931  Fonciere Financiere Et de Participation+ ..........       2,821,633
    34,750  Groupe Danone .....................................       5,520,883

     2,022  Idianova SA+ ......................................       $  24,814
    52,218  Klepierre .........................................       7,719,466
    33,971  La Concorde+ ......................................       5,693,599
     5,229  LVMH Moet Hennessey ...............................       1,272,208
     9,697  Marine-Wendel .....................................       1,105,366
    21,145  Mecelec SA ........................................         263,630
     3,347  Monneret Jouets+ ..................................          68,556
     2,259  Nordon Et Cie .....................................         183,070
    36,372  NSC Groupe ........................................       4,683,757
    38,018  Paluel Marmont SA .................................       2,024,648
     9,073  Paris Orleans .....................................         467,022
    87,700  Peugeot SA ........................................      10,012,593
     2,232  Precia ............................................          65,594
    11,136  Rallye+ ...........................................         475,826
    49,464  Salins du Midi, Series A ..........................       5,409,368
    13,082  Sediver ...........................................         264,692
     5,925  Signaux Girod .....................................         125,582
    61,500  Siparex ...........................................       1,347,315
                                                                 --------------
                                                                     90,580,878
                                                                 --------------
            GERMANY--1.6%
    15,018  Axel Springer Verlag, Class A .....................      11,169,483
    61,660  Kaufring AG .......................................       4,031,153
     4,136  Linder Holding ....................................         855,852
    33,968  Sinn AG ...........................................       6,010,232
     3,755  Tiag Tabbert-Industrie AG .........................         202,699
                                                                 --------------
                                                                     22,269,419
                                                                 --------------
            HONG KONG--1.1%
 2,912,500  Jardine Strategic Holdings Ltd.+ ..................      10,077,250
 2,067,953  Semi-Tech (Global) Ltd. ...........................       2,188,395
 8,891,000  Sing Tao Holdings .................................       3,929,908
                                                                 --------------
                                                                     16,195,553
                                                                 --------------
            IRELAND--0.5%
 1,873,618  Crean (James) PLC .................................       7,064,566
                                                                 --------------
            ITALY--6.3%
 2,650,800  Arnoldo Mondadori Editore SPA .....................      16,694,197
 2,750,400  Banca Toscana+ ....................................       5,328,410
   638,850  Banco di Sardegna Risp+ ...........................       5,824,273
  494,500  Bassetti SPA ......................................       1,732,122
 2,061,730  Cartiere Burgo Ord ................................      10,746,099
   424,500  Cementerie di Augusta+ ............................         636,527
   323,000  Cementerie di Barletta Ord ........................         973,504
   218,450  Cristalleria Artistica ............................         737,666
   476,600  Ericsson Italia ...................................       6,760,588
   642,920  Franco Tosi SPA ...................................       4,592,699
   529,750  IMI SPA ...........................................       4,605,624
   620,862  Industrie Zignago .................................       4,245,210
 1,234,000  Maffei SPA ........................................       1,739,332
 5,237,200  Magneti Marelli SPA ...............................       7,146,277
   237,000  Marangoni SPA .....................................         682,322
 3,210,300  Merloni ...........................................       7,875,320
 4,174,735  Montefibre SPA ....................................       2,391,286
 2,371,500  Tecnost SPA .......................................       5,348,232
 1,825,000  Vianini Industria SPA .............................         864,747
   493,000  Zucchi ............................................       2,143,799
                                                                 --------------
                                                                     91,068,234
                                                                 --------------
            JAPAN--18.7%
    25,000  Agro-Kanesho Company Ltd. .........................         321,420
   735,000  Aichi Electric Manufacturing ......................       3,239,064
   627,000  Amada Sonoike Company Ltd. ........................       2,458,923
   730,740  Chofu Seisakusho Company ..........................      12,231,194
   819,000  Daiichi Cement Company Ltd. .......................       2,417,199
   442,000  Danto Corporation .................................       4,253,093
   243,000  Denkyosha .........................................       1,542,452
 1,765,000  Dowa Fire & Marine Insurance Company ..............       7,250,101
   632,000  Fuji Coca-Cola Bottling Company ...................       6,285,760
   618,000  Fuji Photo Film Ltd. ..............................      20,338,481
   296,000  Fujicco Company Ltd. ..............................       3,350,853
   344,000  Fukuda Denshi .....................................       6,675,831
   947,000  Gakken Company Ltd. ...............................       4,357,104
   867,000  Hitachi Koki ......................................       5,194,849
   195,000  Hitachi Medical Corporation .......................       2,412,469
   323,000  Kawagishi Bridge Works ............................       1,802,135
     3,000  Kinki Coca-Cola Bottling Company ..................          32,748
    93,000  Kita Kyushu Coca-Cola Bottling ....................       1,699,523
   680,000  Koa Fire & Marine Insurance Company ...............       3,161,640
   144,000  Koito Manufacturing ...............................         923,361
   315,000  Kokura Enterprises Company ........................       3,158,405
   264,000  Koyosha Inc.+ .....................................       1,364,082
 1,941,000  Matsushita Electric Industrial Company ............      30,291,340
    81,000  Meito Sangyo Company ..............................         792,512
 1,397,000  Mitsubishi Electric Corporation ...................       7,850,853
    98,000  Morito ............................................         675,944
   870,000  Nichimo Co. Ltd.+ .................................       2,047,142
   575,000  Nippon Cable System ...............................       5,114,417
   152,000  Nippon Konpo Unyu Soko ............................         860,354
 1,016,400  Nissan Fire & Marine Insurance Company ............       3,961,388
   674,000  Nisshinbo Industries ..............................       4,452,640
   409,000  Nittetsu Mining ...................................       2,414,248
   477,000  Nitto FC Co. ......................................       3,355,624
   446,000  Oak ...............................................       1,911,377
   401,000  Osaka Securities Finance ..........................       1,332,668
   522,000  Riken Vitamin .....................................       5,149,511
   431,000  Sangetsu Company Ltd. .............................       7,458,074
   388,000  Sankyo Company Ltd. ...............................      10,698,472
   311,960  Sanyo Shinpan Finance Company, Ltd. ...............      15,740,522
   545,800  Shikoku Coca-Cola Bottling ........................       5,958,034
   771,000  Shin Nikkei Company Ltd. ..........................       2,337,875
   452,000  SK Kaken Co., Ltd. ................................       7,127,032
   377,000  Sonton Food Industry ..............................       3,901,997
   304,000  Sotoh Company Ltd. ................................       2,286,084
 1,330,000  Suzuki Motor Corporation ..........................      12,905,313
   183,000  Taisei Fire & Marine Insurance Company ............         606,695
   646,000  Takeda Chemical Industries ........................      13,529,069
   377,000  Takigami Steel Construction .......................       1,981,483
   166,000  Teikoku Hormone Manufacturing Company .............       1,785,235
   188,000  Tomita Electric Company Limited ...................       1,641,789
   308,000  Torii Company Ltd. ................................       2,540,309
   779,000  Torishima Pump Manufacturing ......................       6,425,002
    11,000  Totech Corporation ................................          56,481
   608,000  Toyo Technical Company Ltd. .......................       4,867,147
   338,000  U-Shin ............................................       1,721,840
   204,000  Zojirushi .........................................       1,896,984
                                                                 --------------
                                                                    270,146,142
                                                                 --------------
            NETHERLANDS--4.9%
    99,300  Akzo NV Ord .......................................      14,264,000
     4,050  European Vinyls Corporation .......................         134,752
    85,499  Heineken Holdings NV, Class A .....................      12,901,553
   207,100  Unilever NV CVA ...................................      40,460,391
    28,750  Wegener NV ........................................       2,881,975
                                                                 --------------
                                                                     70,642,671
                                                                 --------------
            NEW ZEALAND--1.1%
 3,388,000  Independent Newspaper .............................      15,581,124
   164,600  Radio Pacific Limited .............................         400,217
                                                                 --------------
                                                                     15,981,341
                                                                 --------------
            NORWAY--1.4%
    20,000  Nycomed, ASA, Class B, ADR ........................         300,000
   435,000  Nycomed, Class A ..................................       6,896,382
   580,800  Nycomed, Class B ..................................       8,679,178
   232,300  Schibsted .........................................       4,722,476
                                                                 --------------
                                                                     20,598,036
                                                                 --------------
            SINGAPORE--0.7%
 2,505,500  Robinson and Company Ord ..........................      10,407,061
                                                                 --------------
            SPAIN--2.2%
   269,497  Argentaria ........................................      11,750,851
    10,227  Banco Pastor SA ...................................         586,365
 1,396,015  Corporacion Financiera Reunida ....................       4,693,733
   151,997  Fabrica Auto Renault de Espana ....................       2,818,844
   381,818  Fosforera .........................................         905,390
   199,014  Grupo Anaya SA ....................................       4,120,446
    31,598  Indo Internacional SA .............................       1,118,315
    51,846  Omsa ..............................................         302,764
    80,898  Prim SA+ ..........................................         286,314
    45,068  Roberto Zubiri+ ...................................         206,399
   250,996  Unipapel SA .......................................       4,752,534
                                                                 --------------
                                                                     31,541,955
                                                                 --------------
            SWEDEN--1.1%
   602,800  Atle AB ...........................................       8,678,560
   124,085  BRIO AB, Class B ..................................       1,333,672
    80,600  Invik & Company AB, Class A .......................       3,743,241
    19,179  Kinnevik Investment AB, Class B ...................         536,974
    55,200  Nolato AB, Class B ................................         908,250
     7,200  VLT AB, Class B ...................................         116,557
                                                                 --------------
                                                                     15,317,254
                                                                 --------------
            SWITZERLAND--12.7%
    20,010  Attisholz Holding AG+ .............................       7,787,074
        33  Bank of International Settlements America .........         245,379
     2,415  Daetwyler Holding, Bearer .........................       4,271,143
     6,235  Danzas Holding AG PC ..............................       1,230,535
     8,061  Danzas Holding AG, Registered .....................       7,904,149
    80,068  Edipresse SA, Bearer ..............................      18,417,309
     8,225  Edipresse SA, Registered ..........................         348,662
     3,525  Forbo Holding AG ..................................       1,452,623
     2,200  Golay Buchel Holding, Bearer ......................       1,605,281
     4,984  Grand Magasin Jelmoli .............................         533,382
     9,100  Helvetia Patria Holding ...........................       3,984,017
       300  Industrie Holding, Cham Registered ................         185,545
     6,248  Jelmoli, Bearer ...................................       3,590,755
    21,015  Liechtenstein Global Trust ........................      11,829,152
    29,327  Loeb Holding PC ...................................       4,402,107
    26,045  Magazine Zum Globus PC ............................      11,402,606
     9,890  Magazine Zum Globus, Registered ...................       4,982,801
     1,815  Metallwaren Holding ...............................       1,064,531
    27,789  Nestle SA, Registered .............................      32,539,587
     6,698  Novartis, AG, Bearer ..............................       8,345,736
    10,329  Novartis, AG, Registered ..........................      12,819,732
     1,180  Sarna Kunsstoff Holding AG, Registered ............       1,193,120
     8,423  Sig Schweiz Industrie, Registered .................      10,418,999
    13,535  Swissair AG, Registered+ ..........................      12,077,095
    20,130  Swisslog Holding AG ...............................       7,134,329
       200  UMS Schweizzerische Metalwerke ....................          14,663
     3,050  Vetropack Holding AG PC ...........................         741,835
    16,455  Zehnder Holding, Bearer ...........................       6,918,190
    11,224  Zschokke Holding AG, Registered+ ..................       2,347,758
     5,500  Zuercher Ziegeleien ...............................       2,866,574
                                                                 --------------
                                                                    182,654,669
                                                                 --------------
            THAILAND--0.0%++
    28,700  S & J Enterprises .................................          45,060
                                                                 --------------
            UNITED KINGDOM--6.5%
19,562,822  Bardon Group ......................................      13,034,822
   201,000  British Mohair Holdings PLC .......................         391,862
   200,000  British Steel Ord .................................         535,512
 3,720,000  BTR Ord ...........................................      16,310,179
 1,420,000  Courtaulos Textiles Ord ...........................       6,599,718
 1,408,668  Dyson (J&J) PLC, Class A, Non-voting ..............       2,966,451
   803,000  Folkes Group PLC ..................................         819,079
   145,000  Gibbs Mew PLC .....................................         564,180
   427,800  Glaxo Wellcome PLC Units, ADR .....................      15,133,425
   887,000  Guinness PLC ......................................       7,508,057
   515,000  Intercare Group PLC ...............................         686,295
   350,000  Johnston Group PLC ................................       3,014,417
 3,535,120  McAlpine (Alfred) PLC .............................       9,421,884
   584,000  Partridge Fine Art Ord ............................         696,578
 1,386,739  Proudfoot Alexander ...............................         262,368
 1,221,500  Sherwood Group PLC ................................         833,989
   184,600  SmithKline Beecham, PLC Units, ADR ................      12,922,000
   779,500  Swan Hill Group PLC ...............................       1,160,602
   600,000  Union PLC .........................................         858,794
                                                                 --------------
                                                                     93,720,212
                                                                 --------------
            UNITED STATES--15.1%
   221,000  American Express Company ..........................      13,232,375
    75,700  American National Insurance Company ...............       5,923,525
   298,000  BanPonce Corporation, New .........................      10,579,000
   257,400  Chase Manhattan Corporation .......................      24,099,075
    68,000  Coca-Cola Bottling Company ........................       2,958,000
   232,200  Comerica, Inc. ....................................      13,090,275
   313,000  Darden Restaurants Inc. ...........................       2,464,875
   140,000  Federal Home Loan Mortgage Corporation ............       3,815,000
   240,000  Fingerhut Companies, Inc. .........................       3,360,000
   205,616  First Chicago Corporation .........................      11,128,966
    35,000  GATX Corporation ..................................       1,710,625
    31,590  Great Atlantic & Pacific Tea Company ..............         801,596
   129,462  Hasbro Inc. .......................................       3,544,021
    65,700  Household International Inc. ......................       5,641,988
   125,000  Kmart Stores ......................................       1,515,625
   505,400  Lehman Brothers Holdings Inc. .....................      14,719,775
   100,000  McDonald's Corporation ............................       4,725,000
    48,750  Mercantile Bancorporation, Inc. ...................       2,583,750
   584,700  Pharmacia & Upjohn Inc. ...........................      21,414,637
    73,200  Philip Morris Companies Inc. ......................       8,353,950
   460,000  PNC Bank Corporation ..............................      18,400,000
   169,000  Ryland Group Inc. .................................       1,985,750
   118,400  Standard Motor Products, Inc. .....................       1,554,000
   185,000  Sun Healthcare Group Inc.+ ........................       2,659,375
   160,000  Syms Corporation ..................................       1,460,000
   196,400  Transatlantic Holdings Inc. .......................      16,497,600
    20,000  Tremont Corporation ...............................         697,500
   546,000  UST Inc. ..........................................      15,219,750
    12,500  Wells Fargo & Company .............................       3,551,563
                                                                 --------------
                                                                    217,687,596
                                                                 --------------
            TOTAL COMMON STOCKS
            (COST $1,087,043,013) .............................   1,250,960,847
                                                                 --------------
            PREFERRED STOCK--1.0% (COST $13,969,243)
   108,212  Villeroy & Boch AG ................................      14,668,413
                                                                 --------------
            COMMON STOCK WARRANTS--0.0%++
   105,920  Franco Tosi, Strike 20,000, Expires 11/30/97+ .....          12,706
     9,073  Paris Orleans, Strike 330, Expires 4/30/98+ .......          18,745
                                                                 --------------
            TOTAL COMMON STOCK WARRANTS
            (COST $37,986) ....................................          31,451
                                                                 --------------

    FACE
   VALUE
                CONVERTIBLE CORPORATE BONDS--0.0%++
ESP 29,870,000  Grupo Anaya SA, 7.000% due 3/18/98 ............         215,660
JPY  9,000,000  Shikoku Coca-Cola Bottling, 2.400% due 3/29/02           78,160
                                                                 --------------
                TOTAL CONVERTIBLE CORPORATE BONDS
                (COST $322,356) ...............................         293,820
                                                                 --------------
                COMMERCIAL PAPER--1.5% (COST $21,427,000)
 $  21,427,000  Ford Motor Company, 6.500% due 4/1/97 .........      21,427,000
                                                                 --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

March 31, 1997

                                                                        MARKET
        FACE                                                            VALUE
        VALUE                                                          (NOTE 1)
        -----                                                          --------

             U.S. TREASURY BILLS--0.4%
 $  600,000  5.760%** due 5/29/97 ..............................    $   594,732
  2,000,000  5.840%** due 7/24/97 ..............................      1,965,040
  1,000,000  5.600%** due 8/21/97 ..............................        979,094
  1,500,000  5.840%** due 9/18/97 ..............................      1,460,900
                                                                ---------------
             TOTAL U.S. TREASURY BILLS
             (COST $4,999,766) .................................      4,999,766
                                                                ---------------
             REPURCHASE AGREEMENT--6.9%
             (COST $100,000,000)
100,000,000  Agreement with UBS Securities, Inc., 6.350%
             dated 3/31/97, to be repurchased at
             $100,017,639 on 4/1/97, collateralized by
             $50,000,000 U.S. Treasury Notes, 6.375% due
             9/30/01 and $44,657,000 U.S. Treasury
             Bonds, 8.75% due 8/15/20 (market value
             $49,281,250 and $52,220,779, respectively) ........    100,000,000
                                                                ---------------
TOTAL INVESTMENTS (COST $1,227,799,364*) ..........   96.6%       1,392,381,297
OTHER ASSETS AND LIABILITIES (NET) ................    3.4           48,829,195
                                                     -----      ---------------
NET ASSETS ........................................  100.0%      $1,441,210,492
                                                     =====       ==============
------------
 * Aggregate cost for Federal tax purposes is $1,237,720,743.
** Rate represents annualized yield at date of purchase.
 + Non-income producing security.
++ Amount represents less than 0.1% of net assets.

Abbreviations:
ADR--American Depositary Receipt
ESP--Spanish Peseta
JPY--Japanese Yen
Ord--Ordinary Share

                       SEE NOTES TO FINANCIAL STATEMENTS

March 31, 1997

                                                                    MARKET
                                            PERCENTAGE OF            VALUE
                 SECTOR DIVERSIFICATION       NET ASSETS           (NOTE 1)
                 ----------------------     -------------          --------

COMMON STOCKS:
Banking .................................        10.1%          $  145,555,198
Food and Beverages ......................         9.0              129,336,536
Pharmaceuticals .........................         7.8              112,523,866
Financial Services ......................         5.9               85,485,449
Printing and Publishing .................         5.7               82,339,240
Retail ..................................         4.7               67,421,735
Consumer Durables .......................         4.1               59,569,671
Machinery ...............................         3.9               56,578,594
Holdings ................................         3.4               48,429,706
Manufacturing ...........................         3.4               48,329,655
Engineering and Construction ............         2.8               40,717,750
Autos ...................................         2.8               40,677,503
Consumer Non-Durables ...................         2.8               40,460,391
Electronics .............................         2.5               36,355,181
Chemicals ...............................         2.3               33,003,482
Textiles ................................         2.1               29,935,480
Insurance ...............................         1.8               26,596,947
Forest Products .........................         1.6               23,677,652
Transportation ..........................         1.5               22,072,133
Real Estate .............................         1.1               16,057,273
Tobacco .................................         1.1               15,219,750
Mining and Metal Fabrication ............         0.9               13,059,172
Wholesale ...............................         0.7                8,134,018
Telecommunications ......................         0.5                6,760,588
Construction Materials ..................         0.4                5,512,317
Leisure .................................         0.3                4,946,249
Building Materials ......................         0.3                4,891,977
Commercial Services .....................         0.3                4,867,147
Other ...................................         3.0               42,446,187
                                                -----           --------------
TOTAL COMMON STOCKS .....................        86.8            1,250,960,847
                                                -----           --------------
PREFERRED STOCK .........................         1.0               14,668,413
COMMON STOCK WARRANTS ...................       0.0++                   31,451
CONVERTIBLE CORPORATE BONDS .............       0.0++                  293,820
COMMERCIAL PAPER ........................         1.5               21,427,000
U.S. TREASURY BILLS .....................         0.4                4,999,766
REPURCHASE AGREEMENT ....................         6.9              100,000,000
OTHER ASSETS AND LIABILITIES (NET) ......         3.4               48,829,195
                                                -----           --------------
NET ASSETS ..............................       100.0%          $1,441,210,492
                                                =====           ==============
------------
++ Amount represents less than 0.1% of net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
Schedule of Forward Exchange Contracts
-------------------------------------------------------------------------------

March 31, 1997

                                                                        CONTRACT          MARKET
                                                                         VALUE             VALUE
      CONTRACTS                                                           DATE           (NOTE 1)
      ---------                                                         -------          --------
FORWARD EXCHANGE CONTRACTS TO BUY
             5,075,500  Austrian Schilling  .......................        8/14/97      $     434,205
            10,356,200  Austrian Schilling  .......................       10/31/97            891,258
             2,688,311  French Franc  .............................        4/30/97            479,790
                20,382  Great Britain Pound Sterling  .............         4/2/97             33,532
               183,708  Great Britain Pound Sterling  .............         4/4/97            302,234
               350,439  Great Britain Pound Sterling  .............         4/7/97            576,525
             8,000,000  Hong Kong Dollar  .........................        6/16/97          1,032,209
         4,154,667,300  Italian Lira  .............................         4/3/97          2,491,880
           228,684,000  Italian Lira  .............................         4/4/97            137,157
             4,450,504  Irish Pound  ..............................         4/7/97          7,065,648
            44,348,969  Japanese Yen  .............................         4/1/97            358,607
               630,031  Japanese Yen  .............................         4/2/97              5,095
            80,570,989  Japanese Yen  .............................         4/3/97            651,540
            23,824,850  Swedish Krona  ............................        4/30/97          3,165,546
            16,363,700  Swedish Krona  ............................        5/15/97          2,169,998
             1,152,305  Swiss Franc  ..............................         4/2/97            800,779
             4,500,851  Swiss Franc  ..............................         4/3/97          3,127,902
                                                                                        -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $23,512,542) .....................................                     $  23,723,905
                                                                                        =============
FORWARD EXCHANGE CONTRACTS TO SELL
             5,075,500  Austrian Schilling  .......................        8/14/97      $    (434,205)
            10,356,200  Austrian Schilling  .......................       10/31/97           (891,258)
            30,845,000  Belgian Franc  ............................        4/30/97           (898,420)
            40,261,000  Belgian Franc  ............................        5/30/97         (1,175,161)
            30,670,000  Belgian Franc  ............................        6/16/97           (896,092)
            30,268,000  Belgian Franc  ............................       10/31/97           (893,383)
            30,820,000  Belgian Franc  ............................       11/14/97           (910,656)
            48,045,000  Belgian Franc  ............................        1/20/98         (1,427,150)
            32,990,000  Belgian Franc  ............................         2/5/98           (981,223)
            50,850,000  Belgian Franc  ............................        2/17/98         (1,513,922)
            34,130,000  Belgian Franc  ............................         3/6/98         (1,017,558)
            34,122,000  Belgian Franc  ............................         4/6/98         (1,019,875)
             9,553,600  Canadian Dollar  ..........................        4/30/97         (6,915,832)
             4,077,600  Canadian Dollar  ..........................        5/15/97         (2,954,780)
             1,707,125  Canadian Dollar  ..........................        5/30/97         (1,238,303)
             2,032,650  Canadian Dollar  ..........................        6/16/97         (1,476,002)
             6,805,000  Canadian Dollar  ..........................        7/15/97         (4,950,049)
             1,351,300  Canadian Dollar  ..........................        8/15/97           (984,694)
             1,350,000  Canadian Dollar  ..........................        9/15/97           (985,376)
             3,986,400  Canadian Dollar  ..........................        9/30/97         (2,911,983)
             3,172,800  Canadian Dollar  ..........................       10/15/97         (2,319,647)
             3,272,750  Canadian Dollar  ..........................       10/31/97         (2,394,884)
             3,950,700  Canadian Dollar  ..........................       11/14/97         (2,893,245)
             2,007,450  Canadian Dollar  ..........................         3/6/98         (1,477,966)
            39,903,500  Danish Krona  .............................       10/31/97         (6,358,318)
             5,777,500  Danish Krona  .............................       11/14/97           (921,399)
            11,906,000  Danish Krona  .............................        1/20/98         (1,906,512)
             9,459,750  Danish Krona  .............................        2/17/98         (1,517,217)
            15,615,060  Finnish Markka  ...........................        4/15/97         (3,129,551)
             6,996,000  Finnish Markka  ...........................        4/29/97         (1,403,579)
            17,779,440  Finnish Markka  ...........................        5/30/97         (3,575,518)
             6,808,500  Finnish Markka  ...........................        6/16/97         (1,370,961)
             8,749,800  Finnish Markka  ...........................        7/15/97         (1,765,697)
             8,795,600  Finnish Markka  ...........................        7/31/97         (1,777,090)
            21,997,500  Finnish Markka  ...........................        8/15/97         (4,449,481)
             8,923,000  Finnish Markka  ...........................        8/29/97         (1,806,781)
             8,951,400  Finnish Markka  ...........................        9/30/97         (1,816,916)
             4,433,500  Finnish Markka  ...........................       10/15/97           (900,944)
            18,018,000  Finnish Markka  ...........................       11/14/97         (3,670,110)
            24,854,500  Finnish Markka  ...........................       11/28/97         (5,068,236)
             9,274,000  Finnish Markka  ...........................        1/20/98         (1,898,814)
            44,262,900  Finnish Markka  ...........................        3/13/98         (9,097,007)
             4,940,300  Finnish Markka  ...........................        3/27/98         (1,016,371)
             4,914,500  Finnish Markka  ...........................        4/14/98         (1,012,464)
             5,089,800  French Franc  .............................        4/15/97           (907,464)
            17,695,146  French Franc  .............................        4/30/97         (3,158,099)
             5,111,700  French Franc  .............................        5/15/97           (913,261)
             5,137,000  French Franc  .............................        5/30/97           (918,773)
            20,302,000  French Franc  .............................        6/16/97         (3,635,342)
            44,524,500  French Franc  .............................        7/15/97         (7,989,017)
             9,991,000  French Franc  .............................        7/31/97         (1,794,778)
            22,421,250  French Franc  .............................        8/14/97         (4,031,910)
            20,203,200  French Franc  .............................        8/29/97         (3,637,122)
           151,680,000  French Franc  .............................        9/15/97        (27,341,622)
            17,775,800  French Franc  .............................        9/30/97         (3,207,925)
            15,039,900  French Franc  .............................       10/15/97         (2,717,362)
            22,494,600  French Franc  .............................       10/31/97         (4,069,386)
            10,173,000  French Franc  .............................       11/14/97         (1,842,404)
            86,596,950  French Franc  .............................        1/20/98        (15,768,754)
            13,936,250  French Franc  .............................         3/6/98         (2,547,034)
            18,419,610  French Franc  .............................         4/6/98         (3,374,880)
             5,544,500  French Franc  .............................        4/14/98         (1,016,504)
             8,180,300  German Mark  ..............................        4/15/97         (4,911,627)
             1,342,800  German Mark  ..............................        4/30/97           (807,071)
             3,016,000  German Mark  ..............................        5/15/97         (1,814,656)
             2,112,040  German Mark  ..............................        5/30/97         (1,272,145)
             1,192,960  German Mark  ..............................        6/16/97           (719,435)
             5,778,000  German Mark  ..............................        7/31/97         (3,496,195)
             5,766,400  German Mark  ..............................        8/15/97         (3,493,183)
             1,468,500  German Mark  ..............................        8/29/97           (890,556)
             2,990,200  German Mark  ..............................        9/30/97         (1,817,964)
             2,215,650  German Mark  ..............................       10/15/97         (1,348,679)
             2,207,400  German Mark  ..............................       10/31/97         (1,345,403)
             2,243,700  German Mark  ..............................       11/14/97         (1,369,101)
             1,552,250  German Mark  ..............................        1/20/98           (952,475)
             4,003,750  German Mark  ..............................         2/5/98         (2,459,998)
             5,749,240  German Mark  ..............................        2/17/98         (3,536,005)
             8,266,000  German Mark  ..............................        3/27/98         (5,100,199)
             2,463,000  German Mark  ..............................        4/14/98         (1,521,872)
                 5,470  Great Britain Pound Sterling  .............         4/3/97             (8,999)
             1,647,757  Great Britain Pound Sterling  .............        4/15/97         (2,710,460)
             1,993,620  Great Britain Pound Sterling  .............        4/30/97         (3,278,820)
             1,330,495  Great Britain Pound Sterling  .............        5/15/97         (2,187,724)
               648,004  Great Britain Pound Sterling  .............        6/16/97         (1,064,950)
             6,137,160  Great Britain Pound Sterling  .............        7/31/97        (10,078,729)
               641,643  Great Britain Pound Sterling  .............        8/15/97         (1,053,478)
               642,880  Great Britain Pound Sterling  .............        9/15/97         (1,054,960)
               955,171  Great Britain Pound Sterling  .............        9/30/97         (1,567,022)
             2,187,637  Great Britain Pound Sterling  .............       10/15/97         (3,588,060)
             3,350,798  Great Britain Pound Sterling  .............       11/28/97         (5,491,662)
             1,208,971  Great Britain Pound Sterling  .............       12/31/97         (1,980,276)
               906,098  Great Britain Pound Sterling  .............        1/20/98         (1,483,770)
             1,244,400  Great Britain Pound Sterling  .............         2/5/98         (2,037,315)
             9,568,905  Great Britain Pound Sterling  .............        2/17/98        (15,663,594)
             6,179,324  Great Britain Pound Sterling  .............        3/13/98        (10,111,954)
             6,609,801  Great Britain Pound Sterling  .............        3/27/98        (10,814,466)
             1,554,533  Great Britain Pound Sterling  .............        4/14/98         (2,542,704)
           100,687,600  Hong Kong Dollar  .........................        6/16/97        (12,991,326)
            11,613,450  Hong Kong Dollar  .........................        8/29/97         (1,497,938)
            11,619,750  Hong Kong Dollar  .........................        9/30/97         (1,498,525)
             7,746,300  Hong Kong Dollar  .........................        1/20/98           (998,329)
         4,432,320,000  Italian Lira  .............................        4/15/97         (2,656,647)
         7,180,150,000  Italian Lira  .............................        4/30/97         (4,300,522)
         7,966,500,000  Italian Lira  .............................        5/30/97         (4,765,366)
           468,105,000  Italian Lira  .............................        6/16/97           (279,798)
         4,658,600,000  Italian Lira  .............................        7/15/97         (2,781,249)
         5,411,875,000  Italian Lira  .............................        8/14/97         (3,227,513)
        18,651,600,000  Italian Lira  .............................        8/29/97        (11,117,871)
        21,678,300,000  Italian Lira  .............................        9/30/97        (12,909,673)
        18,472,800,000  Italian Lira  .............................       10/15/97        (10,996,753)
         4,608,750,000  Italian Lira  .............................       10/31/97         (2,742,597)
         9,171,420,000  Italian Lira  .............................       11/14/97         (5,456,263)
        16,382,835,000  Italian Lira  .............................        1/20/98         (9,736,359)
         7,321,950,000  Italian Lira  .............................         2/5/98         (4,350,551)
         2,548,875,000  Italian Lira  .............................         3/6/98         (1,514,035)
        15,423,300,000  Italian Lira  .............................        3/27/98         (9,159,840)
         1,709,300,000  Italian Lira  .............................        4/14/98         (1,014,650)
            31,057,436  Japanese Yen  .............................         4/3/97           (251,147)
         1,595,877,500  Japanese Yen  .............................        4/15/97        (12,931,863)
           555,747,500  Japanese Yen  .............................        4/30/97         (4,513,080)
         1,654,040,000  Japanese Yen  .............................        5/15/97        (13,462,166)
           725,200,000  Japanese Yen  .............................        5/30/97         (5,916,016)
           313,020,000  Japanese Yen  .............................        6/16/97         (2,560,029)
         2,625,250,000  Japanese Yen  .............................        6/30/97        (21,515,710)
           411,680,000  Japanese Yen  .............................        7/15/97         (3,381,714)
           823,640,000  Japanese Yen  .............................        7/31/97         (6,782,372)
         1,031,700,000  Japanese Yen  .............................        8/15/97         (8,515,426)
           837,440,000  Japanese Yen  .............................        8/29/97         (6,927,164)
           421,120,000  Japanese Yen  .............................        9/15/97         (3,492,765)
           532,100,000  Japanese Yen  .............................        9/30/97         (4,423,770)
         1,197,405,000  Japanese Yen  .............................       10/15/97         (9,979,135)
         1,064,200,000  Japanese Yen  .............................       10/31/97         (8,892,189)
         1,620,300,000  Japanese Yen  .............................       11/14/97        (13,570,072)
         1,513,680,000  Japanese Yen  .............................       11/28/97        (12,706,644)
           920,405,500  Japanese Yen  .............................       12/30/97         (7,767,584)
         1,440,270,000  Japanese Yen  .............................        1/20/98        (12,193,512)
           635,855,000  Japanese Yen  .............................         2/5/98         (5,396,205)
         3,521,700,000  Japanese Yen  .............................        2/27/98        (29,985,660)
         3,487,500,000  Japanese Yen  .............................         3/6/98        (29,725,501)
         2,198,110,000  Japanese Yen  .............................         4/6/98        (18,824,200)
         2,902,375,000  Japanese Yen  .............................        4/14/98        (24,887,102)
             6,669,800  Netherlands Guilder  ......................        4/15/97         (3,560,080)
             6,685,600  Netherlands Guilder  ......................        4/29/97         (3,572,074)
             4,180,000  Netherlands Guilder  ......................        5/15/97         (2,235,978)
             6,722,400  Netherlands Guilder  ......................        5/30/97         (3,600,064)
             1,625,800  Netherlands Guilder  ......................        7/31/97           (874,656)
             1,648,500  Netherlands Guilder  ......................       10/31/97           (893,368)
             8,386,000  Netherlands Guilder  ......................       11/14/97         (4,549,847)
            16,164,900  Netherlands Guilder  ......................         2/5/98         (8,829,750)
             5,898,240  Netherlands Guilder  ......................        2/17/98         (3,224,848)
            18,562,000  Netherlands Guilder  ......................         3/6/98        (10,162,372)
             5,578,200  Netherlands Guilder  ......................         4/6/98         (3,061,468)
             2,005,554  New Zealand Dollar  .......................        5/15/97         (1,390,167)
             1,136,364  New Zealand Dollar  .......................        6/16/97           (786,481)
             1,487,874  New Zealand Dollar  .......................        7/31/97         (1,027,668)
             4,345,307  New Zealand Dollar  .......................       10/15/97         (2,990,772)
            13,060,514  New Zealand Dollar  .......................       11/28/97         (8,971,026)
             1,457,938  New Zealand Dollar  .......................        4/14/98           (995,946)
            64,785,000  Norwegian Krone  ..........................        6/16/97         (9,881,329)
            12,790,000  Norwegian Krone  ..........................       11/28/97         (1,972,753)
             9,625,950  Norwegian Krone  ..........................         2/5/98         (1,491,782)
             1,652,520  Singapore Dollar  .........................        4/30/97         (1,145,318)
             1,102,000  Singapore Dollar  .........................        5/30/97           (765,012)
             1,381,300  Singapore Dollar  .........................        6/16/97           (960,613)
             1,390,200  Singapore Dollar  .........................        7/31/97           (969,794)
             4,848,900  Singapore Dollar  .........................        8/15/97         (3,384,345)
               834,420  Singapore Dollar  .........................        9/30/97           (583,099)
             2,385,100  Singapore Dollar  .........................         3/6/98         (1,681,744)
             1,413,000  Singapore Dollar  .........................        4/14/98           (997,829)
            16,807,547  Spanish Peseta  ...........................         4/3/97           (118,970)
           127,840,000  Spanish Peseta  ...........................        4/15/97           (904,828)
           130,050,000  Spanish Peseta  ...........................        4/30/97           (920,395)
           130,550,000  Spanish Peseta  ...........................        5/15/97           (923,873)
           524,800,000  Spanish Peseta  ...........................        5/30/97         (3,713,689)
           194,355,000  Spanish Peseta  ...........................        6/16/97         (1,375,316)
           127,490,000  Spanish Peseta  ...........................        7/15/97           (902,207)
           126,410,000  Spanish Peseta  ...........................        8/15/97           (894,709)
           259,040,000  Spanish Peseta  ...........................        9/15/97         (1,833,930)
           194,685,000  Spanish Peseta  ...........................        9/30/97         (1,378,547)
           192,810,000  Spanish Peseta ............................       10/15/97         (1,365,543)
           129,350,000  Spanish Peseta  ...........................       11/14/97           (916,537)
           130,645,000  Spanish Peseta  ...........................       11/28/97           (925,952)
           398,190,000  Spanish Peseta  ...........................        1/20/98         (2,825,185)
           426,864,000  Spanish Peseta  ...........................        2/17/98         (3,030,427)
           819,432,000  Spanish Peseta  ...........................        3/27/98         (5,822,580)
           571,600,000  Spanish Peseta  ...........................        4/14/98         (4,062,357)
            23,824,850  Swedish Krona  ............................        4/30/97         (3,165,546)
            16,363,700  Swedish Krona  ............................        5/15/97         (2,170,000)
             6,577,300  Swedish Krona  ............................        8/15/97           (878,171)
             6,653,000  Swedish Krona  ............................        8/29/97           (888,888)
            22,934,100  Swedish Krona  ............................        9/30/97         (3,069,069)
            13,449,000  Swedish Krona  ............................       11/28/97         (1,805,033)
             6,832,000  Swedish Krona  ............................        1/20/98           (919,361)
            60,983,250  Swedish Krona  ............................         2/5/98         (8,212,707)
            75,152,000  Swedish Krona  ............................        4/14/98        (10,154,347)
             8,370,000  Swiss Franc  ..............................        4/15/97         (5,825,596)
             8,344,350  Swiss Franc  ..............................        4/30/97         (5,817,129)
            10,440,500  Swiss Franc  ..............................        5/15/97         (7,290,365)
            12,315,000  Swiss Franc  ..............................        5/30/97         (8,613,695)
             1,828,950  Swiss Franc  ..............................        6/16/97         (1,281,660)
             5,817,000  Swiss Franc  ..............................        7/31/97         (4,097,234)
             8,650,500  Swiss Franc  ..............................        8/15/97         (6,103,700)
             7,726,550  Swiss Franc  ..............................        8/29/97         (5,460,784)
             4,832,400  Swiss Franc  ..............................        9/30/97         (3,428,496)
             9,704,000  Swiss Franc  ..............................       10/15/97         (6,897,606)
            14,691,600  Swiss Franc  ..............................       10/31/97        (10,463,782)
             5,008,400  Swiss Franc  ..............................       11/14/97         (3,573,482)
             7,628,100  Swiss Franc  ..............................       11/28/97         (5,452,448)
            42,586,500  Swiss Franc  ..............................       12/31/97        (30,570,383)
            10,588,600  Swiss Franc  ..............................        1/20/98         (7,619,233)
            13,715,000  Swiss Franc  ..............................         2/5/98         (9,887,927)
            11,137,600  Swiss Franc  ..............................        2/27/98         (8,051,087)
            38,460,960  Swiss Franc  ..............................        3/13/98        (27,849,596)
             5,595,200  Swiss Franc  ..............................         4/6/98         (4,063,291)
             7,682,400  Swiss Franc  ..............................        4/14/98         (5,584,459)
                                                                                        -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $1,050,991,191) ..................................                     $(988,738,908)
                                                                                        =============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
 Statement of Assets and Liabilities
-------------------------------------------------------------------------------
March 31, 1997

ASSETS
    Investments, at value (Cost $1,227,799,364) (Note 1)
        See accompanying schedule ........................                       $1,392,381,297
    Cash and foreign currency (Cost $1,075,991) ..........                            1,084,452
    Net unrealized appreciation of forward exchange
      contracts
      (Note 1) ...........................................                           62,463,646
    Receivable for Fund shares sold ......................                            6,165,754
    Dividends and interest receivable ....................                            4,052,021
    Receivable for investment securities sold ............                              796,618
    Unamortized organization costs (Note 5) ..............                               26,071
    Prepaid expenses .....................................                                6,650
                                                                                 --------------
        TOTAL ASSETS .....................................                        1,466,976,509
                                                                                 --------------

LIABILITIES
    Payable for investment securities purchased ..........      $21,573,132
    Payable for Fund shares redeemed .....................        2,002,529
    Investment advisory fee payable (Note 2) .............        1,520,549
    Transfer agent fees payable (Note 2) .................           60,000
    Custodian fees payable (Note 2) ......................           55,000
    Accrued expenses and other payables ..................          554,807
                                                                -----------
        TOTAL LIABILITIES ................................                           25,766,017
                                                                                 --------------
NET ASSETS ...............................................                       $1,441,210,492
                                                                                 ==============
NET ASSETS CONSIST OF
    Undistributed net investment income ..................                       $   11,956,516
    Accumulated net realized gain on securities, forward
      exchange contracts and foreign currencies ..........                           23,644,999
    Net unrealized appreciation of securities, forward
      exchange
      contracts, foreign currencies and net other assets .                          226,761,808
    Par value ............................................                                9,324
    Paid-in capital in excess of par value ...............                        1,178,837,845
                                                                                 --------------
        TOTAL NET ASSETS .................................                       $1,441,210,492
                                                                                 ==============
NET ASSET VALUE, offering and redemption price per share
    ($1,441,210,492 / 93,237,678 shares of common stock
    outstanding) .........................................                               $15.46
                                                                                         ======

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
 Statement of Operations
-------------------------------------------------------------------------------

For the Year Ended March 31, 1997

INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $2,667,110) ..............     $  21,537,601
    Interest (net of foreign withholding taxes of $192) .....................         4,832,359
                                                                                  -------------
        TOTAL INVESTMENT INCOME .............................................        26,369,960
                                                                                  -------------
EXPENSES
    Investment advisory fee (Note 2) ......................      $14,318,034
    Administration fee (Note 2) ...........................        1,398,274
    Custodian fees (Note 2) ...............................          894,791
    Transfer agent fees (Note 2) ..........................          545,246
    Legal and audit fees ..................................          107,479
    Amortization of organization costs (Note 5) ...........           22,285
    Directors' fees and expenses (Note 2) .................           15,300
    Other .................................................          844,873
    Waiver of fees by administrator (Note 2) ..............          (84,934)
                                                                 -----------
        TOTAL EXPENSES ......................................................        18,061,348
                                                                                  -------------
NET INVESTMENT INCOME .......................................................         8,308,612
                                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3)
    Net realized gain (loss) on:
      Securities ............................................................        54,568,300
      Forward exchange contracts ............................................        66,112,135
      Foreign currencies ....................................................          (674,536)
                                                                                  -------------
    Net realized gain on investments during the year ........................       120,005,899
                                                                                  -------------

    Net change in unrealized appreciation (depreciation) of:
      Securities ............................................................        19,433,370
      Forward exchange contracts ............................................        35,713,408
      Foreign currencies and net other assets ...............................          (248,729)
                                                                                  -------------
    Net unrealized appreciation on investments during the year ..............        54,898,049
                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .............................       174,903,948
                                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $ 183,212,560
                                                                                  =============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
  Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                YEAR                YEAR
                                                                ENDED               ENDED
                                                               3/31/97             3/31/96
                                                         -------------------  -----------------
Net investment income .................................        $  8,308,612       $  9,045,946
Net realized gain (loss) on securities, forward
  exchange
  contracts and currency transactions during the year .         120,005,899        (10,403,439)
Net unrealized appreciation of securities,
  forward exchange contracts, foreign currencies and
  net other assets during the year ....................          54,898,049        185,687,996
                                                             --------------       ------------
Net increase in net assets resulting from operations ..         183,212,560        184,330,503
DISTRIBUTIONS:
  Dividends to shareholders from net investment income          (14,614,831)         --
  Dividends in excess of net investment income ........         (28,673,453)         --
  Distributions to shareholders from net realized gain
    on
    investments .......................................         (44,555,478)        (3,341,225)
  Distributions to shareholders in excess of net
    realized gain
    on investments ....................................          --                 (9,099,176)
Net increase in net assets from Fund share transactions
  (Note 4) ............................................         394,930,728        123,986,313
                                                             --------------       ------------
Net increase in net assets ............................         490,299,526        295,876,415
NET ASSETS
Beginning of year .....................................         950,910,966        655,034,551
                                                             --------------       ------------

End of year (including undistributed net investment
  income of $11,956,516 and $14,504,033, respectively)       $1,441,210,492       $950,910,966
                                                             ==============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
 Financial Highlights
-------------------------------------------------------------------------------

For a Fund share outstanding throughout each year.

                                         YEAR              YEAR            YEAR           PERIOD
                                         ENDED            ENDED           ENDED            ENDED
                                        3/31/97         3/31/96(a)       3/31/95       3/31/94(a)(b)
                                      ----------        ----------       -------       -------------
Net asset value, beginning of
  year..........................      $    14.28         $  11.52        $  12.26        $  10.00
                                      ----------         --------        --------        --------
Income from investment operations:
Net investment income (loss)(c)             0.12             0.15            0.10           (0.00)(d)
Net realized and unrealized gain
  (loss) on investments ........            2.18             2.81           (0.68)           2.26
                                      ----------         --------        --------        --------
    Total from investment
      operations ...............            2.30             2.96           (0.58)           2.26
                                      ----------         --------        --------        --------
DISTRIBUTIONS:
  Dividends from net investment
    income .....................           (0.19)         --              --              --
  Dividends in excess of net
    investment income ..........           (0.36)         --              --              --
  Distributions from net
realized gains                             (0.57)           (0.05)          (0.06)        --
  Distributions in excess of net
    realized gains .............        --                  (0.15)          (0.10)        --
                                      ----------         --------        --------        --------
    Total distributions ........           (1.12)           (0.20)          (0.16)        --
                                      ----------         --------        --------        --------
Net asset value, end of year ...      $    15.46         $  14.28        $  11.52        $  12.26
                                      ==========         ========        ========        ========
Total return(e) ................           16.66%           25.88%          (4.74)%         22.60%
                                      ==========         ========        ========        ========
Ratios/Supplemental Data:
Net assets, end of year (in 000's)    $1,441,210         $950,911        $655,035        $297,434
Ratio of operating expenses
  to average net assets(f) .....          1.58%              1.60%           1.65%           1.73%(g)
Ratio of net investment income
  (loss) to average net assets .          0.73%              1.15%           1.08%          (0.00)%(g)(h)
Portfolio turnover rate ........            20%                17%             16%             14%
Average commission rate
  (per share of security)(i) ...      $  0.0249          $ 0.0206             N/A             N/A
------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) The Fund commenced operations on June 15, 1993.
(c) Net investment income for a Fund share outstanding, before the waiver of fees by the administrator and/or investment adviser for the year ended March 31, 1997 and for the 7.5- month period ended March 31, 1994 was $0.11 and $(0.01) per share, respectively.
(d) Amount represents less than $(0.01) per share.
(e) Total return represents aggregate total return for the periods indicated.
(f) Annualized expense ratio before the waiver of fees by the administrator and/or investment adviser for the year ended
    March 31, 1997 and for the 7.5-month period ended March 31, 1994 was 1.58% and 1.83%, respectively.
(g) Annualized.
(h) Amount represents less than (0.01)% per share.
(i) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1,
    1995.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
-------------------------------------------------------------------------------
 Notes to Financial Statements
-------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

    Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities, for which the primary market is a national securities exchange or other market where there exists a reliable daily publication of actual transaction prices, are valued at the last sale price prior to the close of regular trading or, if there were no sales during the day, at the mean between the last ask price and the last bid price prior to the close of regular trading. Over-the-counter securities and securities listed or traded on certain foreign exchanges whose operations are similar to the United States ("U.S.") over-the-counter market are valued at the mean between the bid and ask prices. Portfolio securities that are traded primarily on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

    REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the credit-worthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

    The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

    The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company L.P. ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

    The current and retired general partners and their families, as well as employees of Tweedy, Browne, the investment adviser to the Fund, have approximately $24.4 million of their own money invested in the Fund.

    The Company on behalf of the Fund has entered into an administration agreement, as amended on February 15, 1997 (the "Administration Agreement") with First Data Investor Services Group, Inc. ("FDISG"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays FDISG an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                                   FEES ON ASSETS
                                       ---------------------------------------
                                                       BETWEEN
                                         UP TO         $500 AND     EXCEEDING
                                       $500 MILLION   $1 BILLION   $1 BILLION
------------------------------------------------------------------------------
Administration Fees                       0.06%         0.04%         0.02%
------------------------------------------------------------------------------

                                          UP TO       EXCEEDING
                                       $100 MILLION  $100 MILLION
------------------------------------------------------------------------------
Accounting Fees                           0.03%         0.01%
------------------------------------------------------------------------------

    For the period from February 15, 1997 through March 31, 1997, FDISG voluntarily waived administration and fund accounting fees of $84,934.

    Under the terms of the Administration Agreement, the Company will pay for Fund Administration Services a minimum fee of $40,000 per annum, not to be aggregated with fees for Fund Accounting Services. The Company will pay a minimum monthly fee of $4,000 for Fund Accounting Services for the Fund, not to be aggregated with fees for Fund Administration Services.

    Prior to February 15, 1997, the Company paid FDISG an administrative fee and a fund accounting fee computed daily and paid monthly at the annual rates of the value of the average daily net assets of the Fund as follows:

                                                        FEES ON ASSETS
                                      ----------------------------------------
                                                       BETWEEN
                                          UP TO       $200 AND      EXCEEDING
                                      $200 MILLION  $500 MILLION  $500 MILLION
------------------------------------------------------------------------------
Administration Fees                      0.12%         0.10%         0.08%
------------------------------------------------------------------------------

                                                      BETWEEN
                                         UP TO        $50 AND       EXCEEDING
                                      $50 MILLION   $100 MILLION  $100 MILLION
------------------------------------------------------------------------------
Accounting Fees                          0.08%         0.06%         0.04%
------------------------------------------------------------------------------

    For the period April 1, 1996 through February 14, 1997, the Company paid for Fund Administration Services a minimum fee of $40,000 per Fund per annum, not to be aggregated with fees for Fund Accounting Services and a minimum fee of $20,000 per Fund per annum, not to be aggregated with fees for Fund Administration Services.

    No officer, director or employee of Tweedy, Browne, FDISG or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each director who is not an officer, director or employee of Tweedy, Browne, FDISG or any of their affiliates $2,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

    Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Bank, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). Unified Advisers, Inc., serves as the Fund's transfer agent. Effective May 12, 1997, FDISG will replace Unified Advisers, Inc. as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

    For the year ended March 31, 1997, the Fund incurred total brokerage commissions of $2,167,248.

3.  SECURITIES TRANSACTIONS

    Cost of purchases and proceeds from sales of investment securities, excluding short-term investments for the year ended March 31, 1997, aggregated $537,030,192 and $202,319,185, respectively.

    At March 31, 1997, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $232,016,098 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $77,355,544.

4.  CAPITAL STOCK

    The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                                            YEAR ENDED 3/31/97                   YEAR ENDED 3/31/96
                                    ------------------------------------------------------------------------
                                         SHARES            AMOUNT             SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------
Sold                                     35,117,166       $522,414,402        29,891,616       $381,433,296
Reinvested                                5,409,129         78,324,194           854,225         11,062,218
Redeemed                                (13,856,018)      (205,807,868)      (21,057,222)      (268,509,201)
--------------------------------------------------------------------------------------------------------------
Net increase                             26,670,277       $394,930,728         9,688,619       $123,986,313
--------------------------------------------------------------------------------------------------------------

5.  ORGANIZATION COSTS

    The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.  FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

7.  LINE OF CREDIT

    The Company and Mellon Bank, N.A. have entered into a Line of Credit Agreement (the "Agreement") which provides the Fund with a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the lessor of $50 million or one-third of its net assets. Interest is payable at the bank's Money Market Rate plus 0.75% on an annualized basis. Under the Agreement, the Company is charged a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 1997, the Fund did not borrow under this Agreement.

TWEEDY, BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors
------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the schedule of forward exchange contracts, of Tweedy, Browne Global Value Fund (the "Fund") (one of a series of Tweedy, Browne Fund Inc.) as of March 31, 1997, the related statement of operations for the year then ended, and the related statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the period from June 15, 1993 (commencement of operations) to March 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tweedy, Browne Global Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the period from June 15, 1993 to March 31, 1994, in conformity with generally accepted accounting principles.

Boston, Massachusetts                           ERNST & YOUNG LLP
May 2, 1997

TWEEDY, BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------------
Tax Information (unadited)
------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 1997

    For the fiscal year ended March 31, 1997, the amount of long-term capital gain distributed to shareholders by the Fund was $32,491,565.

    Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 1997, 5.56% qualify for the dividend received deduction available to corporate shareholders.

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------
March 31, 1997

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                     TWEEDY, BROWNE AMERICAN VALUE FUND VS.
           STANDARD & POOR'S 500 STOCK INDEX 12/8/93 THROUGH 3/31/97

                                               INDEX: STANDARD & POOR'S
                    TWEEDY, BROWNE                 500 STOCK INDEX
                  AMERICAN VALUE FUND*             (THE "S&P 500")
                  --------------------         ------------------------
DEC 1993                10.00                         10.12
MAR 1994                 9.71                          9.74
JUN 1994                 9.82                          9.78
SEP 1994                10.26                         10.26
DEC 1994                 9.88                         10.25
MAR 1995                10.78                         11.25
JUN 1995                11.98                         12.32
SEP 1995                13.06                         13.30
DEC 1995                13.46                         14.10
MAR 1996                14.52                         14.86
JUN 1996                14.99                         15.53
SEP 1996                15.17                         16.01
DEC 1996                16.48                         17.34
MAR 1997                17.09                         17.80

--------------------------------------------------------------------------------

The S&P 500 is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

Index information is available at month end only; therefore, the closest month end to inception date of the Fund, November 30, 1993, has been used.

             AVERAGE ANNUAL TOTAL RETURN*                          AGGREGATE TOTAL RETURN*
--------------------------------------------------------------------------------------------------------

                                                                         YEAR               INCEPTION
                                             WITHOUT                     ENDED              12/8/93 -
THE FUND                        ACTUAL      WAIVERS**                   3/31/97              3/31/97
----------                      ----------  -----------------------------------------------  -----------
Inception (12/8/93)                                    The Fund         17.75%               70.97%
 through 3/31/97                17.58%       17.28%    S&P 500          19.82%               78.04%
Year Ended 3/31/97              17.75%       17.61%
--------------------------------------------------------------------------------------------------------

Note:          The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.
              *Assumes the reinvestment of all dividends and distributions.
             **See Note 2 to Financial Statements.

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------

March 31, 1997

                     [Graphic Omitted]

                                                                                    MARKET
                                                                                     VALUE
      SHARES                                                                        (NOTE 1)
      ------                                                                        -------
                     COMMON STOCKS--DOMESTIC--86.5%
                     ADVERTISING--0.5%
              6,680  Grey Advertising Inc.  ..................................  $  1,796,920
                                                                                ------------
                     APPAREL/TEXTILES--0.2%
             45,900  Chic by H.I.S. Inc.+  ...................................       281,136
              9,400  Garan Inc. ..............................................       169,200
              2,000  Thomaston Mills, Inc., Class A  .........................        22,000
                                                                                ------------
                                                                                     472,336
                                                                                ------------
                     AUTOMOTIVE PARTS--0.8%
            144,500  Standard Motor Products, Inc. ...........................     1,896,562
             23,300  Standard Products Company  ..............................       541,725
              5,200  Woodward Governor Company  ..............................       141,700
                                                                                ------------
                                                                                   2,579,987
                                                                                ------------
                     BANKING--14.0%
             56,700  BancFirst Corporation  ..................................     1,658,475
            316,160  BanPonce Corporation  ...................................    11,223,680
             10,200  Cape Cod Bank & Trust Company  ..........................       275,400
             89,207  Chase Manhattan Corporation  ............................     8,352,005
             75,100  Comerica, Inc. ..........................................     4,233,762
              4,500  Community Financial Group--Bank of Nashville  ...........        54,000
            114,910  First Chicago NBD Corporation  ..........................     6,219,505
             20,400  First Mortgage Corporation+ .............................        94,350
             33,900  Mercantile Bancorporation, Inc. .........................     1,796,700
             40,855  Mid-America Bancorporation  .............................       817,100
              9,000  Peoples Bank Corporation of Indianapolis  ...............       391,500
            230,700  PNC Bank Corporation  ...................................     9,228,000
              4,300  Suffolk Bancorp  ........................................       180,600
             18,425  Transworld Bancorp+  ....................................       331,650
             11,000  Wells Fargo & Company  ..................................     3,125,375
                                                                                ------------
                                                                                  47,982,102
                                                                                ------------
                     BASIC INDUSTRIES--4.6%
            100,500  ACX Technologies Inc.+  .................................     1,934,625
             25,000  Blessings Corporation  ..................................       246,874
            103,300  Gorman-Rupp Company  ....................................     1,652,800
             61,400  Monarch Machine Tool Company  ...........................       452,825
             70,200  Sequa Corporation, Class A+ .............................     3,132,675
             78,000  Tremont Corporation+  ...................................     2,720,250
             30,200  Unilever NV, ADR  .......................................     5,624,750
                                                                                ------------
                                                                                  15,764,799
                                                                                ------------
                     BUSINESS AND COMMERCIAL SERVICES--0.0%++
              1,300  IIC Industries Inc.+  ...................................        54,275
             12,500  Paris Corporation+  .....................................        25,781
                                                                                ------------
                                                                                      80,056
                                                                                ------------
                     CHEMICALS--1.4%
            177,700  Lilly Industries Inc., Class A  .........................  $  3,265,238
            103,100  Oil-Dri Corporation of America  .........................     1,688,263
                                                                                ------------
                                                                                   4,953,501
                                                                                ------------
                     CONSUMER NON-DURABLES--11.6%
            142,400  Bairnco Corporation  ....................................       996,800
             76,700  Coca-Cola Bottling Company  .............................     3,336,450
            209,200  EKCO Group Inc. .........................................     1,046,000
             76,800  Fuji Photo Film Company Ltd., ADR  ......................     2,515,200
             43,535  Great Atlantic & Pacific Tea Company, Inc. ..............     1,104,701
             19,000  Hyde Athletic Industries Inc., Class A+  ................        87,875
             25,000  Hyde Athletic Industries Inc., Class B+  ................       124,220
            121,735  Nestle, ADR  ............................................     7,037,805
             49,800  OroAmerica Inc.+  .......................................       249,000
            106,750  Philip Morris Companies Inc. ............................    12,182,844
             10,800  TCC Industries Inc.+  ...................................        16,200
            366,200  UST Inc. ................................................    10,207,825
             57,200  Village Super Market Inc., Class A+  ....................       514,800
                                                                                ------------
                                                                                  39,419,720
                                                                                ------------
                     CONSUMER SERVICES--1.8%
            301,800  Jones Intercable Inc., Class A+  ........................     2,867,100
            128,900  Pinkerton's, Inc. .......................................     3,319,175
                                                                                ------------
                                                                                   6,186,275
                                                                                ------------
                     ELECTRONIC EQUIPMENT--0.1%
              8,000  Espey Manufacturing and Electronics Corporation  ........       143,000
                                                                                ------------
                     ENGINEERING AND CONSTRUCTION--3.1%
             12,700  Atkinson (Guy F.) Company California+  ..................       104,775
             22,700  Devcon International Corporation+  ......................       116,337
            107,300  Harding Lawson Associates Group .........................       737,688
            150,500  Hovnanian Enterprises, Inc.+  ...........................       978,250
             58,800  M/I Schottenstein Homes Inc.+  ..........................       602,700
              4,080  Oilgear Company  ........................................        66,300
             42,000  Oriole Homes Corporation, Class A+  .....................       330,750
             91,500  Oriole Homes Corporation, Class B+  .....................       714,843
            329,700  Ryland Group, Inc. ......................................     3,873,975
            489,300  Standard-Pacific Corporation ............................     3,058,125
                                                                                ------------
                                                                                  10,583,743
                                                                                ------------
                     FINANCIAL SERVICES--11.5%
            191,230  American Express Company ................................    11,449,895
            418,280  Federal Home Loan Mortgage Corporation ..................    11,398,130
             48,300  Household International Inc .............................     4,147,762
             18,600  HPSC Inc.+  .............................................       111,600
             20,800  Kent Financial Services Inc.+  ..........................       158,600
            345,550  Lehman Brothers Holdings Inc ............................    10,064,145
             10,000  Letchworth Independent Bancshares Corporation  ..........       355,000
              1,500  Norex American Inc.+  ...................................        68,625
             88,200  Phoenix Duff & Phelps Corporation .......................       672,525
             29,800  Value Line Inc. .........................................       983,400
              1,604  Whitney Holding Corporation .............................        62,456
                                                                                ------------
                                                                                  39,472,138
                                                                                ------------
                     FOOD AND BEVERAGES--0.0%++
             40,600  United Foods, Inc., Class A+  ...........................        73,588
             25,400  United Foods, Inc., Class B+  ...........................        46,037
                                                                                ------------
                                                                                     119,625
                                                                                ------------
                     FURNITURE--0.1%
             29,900  Flexsteel Industries Inc ................................       358,800
                                                                                ------------
                     HEALTH CARE--8.5%
            163,670  Glaxo Wellcome PLC, Sponsored ADR  ......................     5,789,826
             33,412  Johnson & Johnson  ......................................     1,766,660
             10,666  Novartis AG, ADR  .......................................       650,182
            222,300  Nycomed ASA, ADR, Class B  ..............................     3,334,500
            167,000  Pharmacia & Upjohn, Inc. ................................     6,116,375
            401,800  Regency Health Services, Inc. ...........................     4,269,125
            497,600  Sun Healthcare Group Inc.+  .............................     7,153,000
              7,500  Trans Leasing International, Inc. .......................        42,186
              8,000  Wyant Corporation .......................................        40,000
                                                                                ------------
                                                                                  29,161,854
                                                                                ------------
                     INSURANCE--11.1%
             15,200  Allstate Financial Corporation+  ........................        92,150
            221,000  American Annuity Group Inc. .............................     3,453,125
             77,400  American Indemnity Financial Corporation  ...............     1,020,713
            112,125  American National Insurance Company  ....................     8,773,781
                600  Amwest Insurance Group Inc. .............................         7,275
            122,600  Integon Corporation  ....................................     1,808,350
             23,300  Kansas City Life Insurance Company  .....................     1,578,575
             21,600  Merchants Group Inc. ....................................       410,400
             50,900  National Western Life Insurance Company+  ...............     4,199,250
             13,200  RLI Corporation  ........................................       420,750
             74,000  Security-Connecticut Corporation  .......................     3,339,250
            109,500  Transatlantic Holdings, Inc. ............................     9,198,000
             81,715  USLIFE Corporation  .....................................     3,820,176
                                                                                ------------
                                                                                  38,121,795
                                                                                ------------
                     LEISURE AND ENTERTAINMENT--1.2%
            165,000  Alliance Entertainment Corporation+ .....................       226,875
            140,400  C-TEC Corporation+  .....................................     3,966,300
                                                                                ------------
                                                                                   4,193,175
                                                                                ------------
                     METALS AND METAL PRODUCTS--0.0%++
             14,000  American Metals Service, Inc.+  .........................        13,125
                                                                                ------------
                     OIL AND GAS--1.4%
             80,000  Isramco, Inc.+  .........................................        50,000
              1,900  Lufkin Industries, Inc. .................................        41,919
             90,400  Matrix Service Company+  ................................       689,300
             87,600  Penn Virginia Corporation ...............................     3,876,300
             10,000  Wiser Oil Company .......................................       176,250
                                                                                ------------
                                                                                   4,833,769
                                                                                ------------
                     REAL ESTATE--2.3%
            347,800  American Real Estate Partners Ltd.  .....................     3,738,850
             26,100  Arizona Land Income Corporation, Class A  ...............       127,237
             18,012  Atlantic Realty Trust Inc.+  ............................       194,755
             13,200  Mays (J.W.), Inc.+  .....................................       125,400
            154,400  Price Enterprises Inc.+  ................................     2,837,100
              3,623  Public Storage, Inc. ....................................       105,067
             36,025  Ramco-Gershenson Properties .............................       630,437
             20,000  Reading Company, Class A+ ...............................       217,500
                                                                                ------------
                                                                                   7,976,346
                                                                                ------------
                     RESTAURANT CHAINS--5.0%
            719,100  Darden Restaurants Inc. .................................     5,662,911
            219,000  McDonald's Corporation  .................................    10,347,750
             83,400  Vicorp Restaurants Inc.+  ...............................     1,063,350
                                                                                ------------
                                                                                  17,074,011
                                                                                ------------
                     RETAIL--5.4%
             82,500  Burlington Coat Factory Warehouse+ ......................     1,485,000
              1,000  Dart Group Corporation, Class A  ........................        90,750
             25,000  Discount Auto Parts Inc.+  ..............................       400,000
            117,900  EZCORP Inc., Class A+  ..................................       928,462
            280,500  Fingerhut Companies, Inc ................................     3,927,000
             90,100  Government Technology Services, Inc. ....................       456,130
            479,000  Jan Bell Marketing Inc.+ ................................     1,017,875
            164,000  Kmart Corporation  ......................................     1,988,500
             32,800  Luria (L) and Sons Inc.+  ...............................        69,700
              9,900  Mercantile Stores Company Inc. ..........................       459,113
             67,200  Penney (J.C.) Company, Inc. .............................     3,200,400
             32,100  Seaman Furniture Company+  ..............................       625,950
            130,100  Swiss Army Brands, Inc. .................................     1,626,250
            158,700  Syms Corporation+  ......................................     1,448,137
            138,000  United Retail Group, Inc. ...............................       621,000
                                                                                ------------
                                                                                  18,344,267
                                                                                ------------
                     TECHNOLOGY--0.1%
             44,600  Astrosystems Inc.+  .....................................       245,300
                                                                                ------------
                     TELECOMMUNICATIONS--0.0%++
             15,300  TCI International Inc.+  ................................       108,056
                                                                                ------------
                     TRANSPORTATION/TRANSPORTATION SERVICES--1.8%
            114,000  GATX Corporation ........................................     5,571,750
             53,100  KLLM Transport Services Inc.+  ..........................       577,463
                                                                                ------------
                                                                                   6,149,213
                                                                                ------------
                     TOTAL COMMON STOCKS--DOMESTIC
                     (COST $234,985,659) .....................................   296,133,913
                                                                                ------------
                     COMMON STOCKS--FOREIGN--4.8%
                     FINLAND--0.5%
             15,500  Kone Corporation, Class B  ..............................     1,883,357
                                                                                ------------
                     FRANCE--0.3%
              7,200  Compagnie Financiere de Suez  ...........................       373,048
              2,725  Klepierre  ..............................................       402,841
              2,300  Peugeot SA  .............................................       262,588
                                                                                ------------
                                                                                   1,038,477
                                                                                ------------
                     ITALY--0.2%
             72,100  Arnoldo Mondadori Editore SPA  ..........................       454,072
             15,000  Franco Tosi SPA  ........................................       107,153
                                                                                ------------
                                                                                     561,225
                                                                                ------------
                     JAPAN--1.4%
             63,000  Aichi Electric Company Ltd.  ............................       277,634
             49,000  Amada Sonoike Company Ltd.  .............................       192,165
             15,200  Chofu Seisakusho Company  ...............................       254,420
             58,000  Dowa Fire & Marine Insurance Company  ...................       238,247
             17,000  Fuji Photo Film Ltd.  ...................................       559,473
             30,000  Gakken Company Ltd.  ....................................       138,030
             53,000  Koyosha Inc.+  ..........................................       273,850
             19,000  Matsushita Electric Industrial Company  .................       296,515
             54,000  Mitsubishi Electric Corporation  ........................       303,470
             32,000  Morito  .................................................       220,716
             45,150  Nissan Fire & Marine Insurance Company  .................       175,971
             36,000  Oak  ....................................................       154,282
             62,000  Osaka Securities Finance  ...............................       206,048
             19,000  Sangetsu Company Ltd.  ..................................       328,778
             15,000  Sankyo Company Ltd.  ....................................       413,601
              5,000  Shikoku Coca-Cola Bottling  .............................        54,581
             99,000  Shin Nikkei Company Ltd.  ...............................       300,195
             33,000  Suzuki Motor Corporation  ...............................       320,207
             19,000  Toyo Technical Company Ltd.  ............................       152,098
                                                                                ------------
                                                                                   4,860,281
                                                                                ------------
                     NETHERLANDS--0.5%
             10,900  Heineken Holdings NV, Class A  ..........................     1,644,779
                                                                                ------------
                     SINGAPORE--0.1%
             79,000  Robinson and Company Ord  ...............................       328,141
                                                                                ------------
                     SPAIN--0.2%
              7,600  Argentaria  .............................................       331,382
             16,000  Unipapel SA  ............................................       302,955
                                                                                ------------
                                                                                     634,337
                                                                                ------------
                     SWITZERLAND--0.6%
              2,000  Danzas Holding AG PC  ...................................       394,719
              2,000  Edipresse SA, Bearer  ...................................       460,042
              1,500  Magazine Zum Globus PC  .................................       656,706
                500  Swissair AG, Registered+  ...............................       446,143
                                                                                ------------
                                                                                   1,957,610
                                                                                ------------
                     UNITED KINGDOM--1.0%
            177,800  BTR Ord  ................................................       779,556
            147,300  McAlpine (Alfred) PLC  ..................................       392,587
             32,500  SmithKline Beecham, PLC Units, ADR  .....................     2,275,000
                                                                                ------------
                                                                                   3,447,143
                                                                                ------------
                     TOTAL COMMON STOCKS--FOREIGN
                     (COST $14,616,162) ......................................    16,355,350
                                                                                ------------
          FACE
          VALUE
          -----
                     COMMERCIAL PAPER--3.8% (COST $13,000,000)
        $13,000,000  General Electric Capital Corporation, 6.500% due 4/1/97      13,000,000
                                                                                ------------

                     U.S. TREASURY BILLS--0.2%
           $200,000  5.630%** due 5/1/97  ....................................    $  199,112
            350,000  5.600%** due 8/21/97  ...................................       342,683
            315,000  5.508%** due 10/16/97 ...................................       305,956
                                                                                ------------

                     TOTAL U.S. TREASURY BILLS
                     (COST $847,751) .........................................       847,751
                                                                                ------------
                     REPURCHASE AGREEMENT--5.4%
                     (COST $18,665,000)
         18,665,000  Agreement with UBS Securities, Inc., 6.350% dated 3/31/97, to be repurchased at $18,668,292 on 4/1/97, collateralized by $19,329,000 U.S. Treasury Notes, 6.375% due 9/30/01
                     (market value $19,051,146) ..............................    18,665,000
                                                                                ------------

TOTAL INVESTMENTS (COST $282,114,572*) ................................ 100.7%   345,002,014
OTHER ASSETS AND LIABILITIES (NET) ..................................   (0.7)     (2,534,635
                                                                         ----   ------------
NET ASSETS ............................................................ 100.0%  $342,467,379
                                                                        =====   ============
------------
 * Aggregate cost for Federal tax purposes is $282,090,648.
** Rate represents annualized yield at date of purchase.
 + Non-income producing security.
++ Amount represents less than 0.1% of net assets.

Abbreviations:
ADR--American Depositary Receipt
Ord--Ordinary Share

TWEEDY, BROWNE AMERICAN VALUE FUND
-------------------------------------------------------------------------------------------------------
Schedule of Forward Exchange Contracts
-------------------------------------------------------------------------------------------------------

March 31, 1997

                                                                         CONTRACT          MARKET
                                                                          VALUE            VALUE
     CONTRACTS                                                             DATE           (NOTE 1)
     ---------                                                           --------         --------

FORWARD EXCHANGE CONTRACTS TO SELL
          2,147,265  Finnish Markka ................................        4/15/97        $  (430,352)
          4,464,000  Finnish Markka ................................        8/29/97           (903,897)
          1,721,335  Finnish Markka ................................        3/13/98           (353,773)
          3,029,280  French Franc ..................................        8/29/97           (545,352)
          1,002,660  French Franc ..................................       10/15/97           (181,158)
            125,008  Great Britain Pound Sterling ..................       10/15/97           (205,032)
          1,813,456  Great Britain Pound Sterling ..................       12/31/97         (2,970,414)
            466,650  Great Britain Pound Sterling ..................         2/5/98           (763,993)
            617,932  Great Britain Pound Sterling ..................        3/13/98         (1,011,195)
        544,148,500  Italian Lira ..................................        8/29/97           (324,357)
        423,335,000  Italian Lira ..................................       10/15/97           (252,009)
         55,814,250  Japanese Yen ..................................        4/15/97           (452,279)
         67,990,000  Japanese Yen ..................................        8/29/97           (562,402)
        190,496,250  Japanese Yen ..................................       10/15/97         (1,587,590)
         75,798,100  Japanese Yen ..................................       12/31/97           (639,683)
         29,050,000  Japanese Yen ..................................        3/13/98           (247,864)
        116,095,000  Japanese Yen ..................................        4/14/98           (995,484)
            750,353  Netherlands Guilder ...........................        4/15/97           (400,509)
          1,972,080  Netherlands Guilder ...........................        8/29/97         (1,063,340)
            248,355  Netherlands Guilder ...........................       10/15/97           (134,415)
          3,407,800  Netherlands Guilder ...........................       12/31/97         (1,856,172)
          1,857,800  Netherlands Guilder ...........................        3/13/98         (1,017,677)
          6,478,500  Norwegian Krone ...............................        6/16/97           (988,133)
          4,812,975  Norwegian Krone ...............................         2/5/98           (745,891)
            418,260  Singapore Dollar ..............................       10/15/97           (292,590)
         38,562,000  Spanish Peseta ................................       10/15/97           (273,108)
           6,767,00  Swedish Krona .................................       12/31/97           (909,688)
            951,040  Swiss Franc ...................................        8/29/97           (672,153)
            242,600  Swiss Franc ...................................       10/15/97           (172,440)
          3,871,500  Swiss Franc ...................................       12/31/97         (2,779,126)
          1,371,500  Swiss Franc ...................................         2/5/98           (988,793)
          1,068,360  Swiss Franc ...................................        3/13/98           (773,600)
                                                                                          ------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
  (CONTRACT AMOUNT $26,975,000) ....................................                      $(25,494,469)
                                                                                          ============

TWEEDY, BROWNE AMERICAN VALUE FUND
------------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
------------------------------------------------------------------------------------------------

March 31, 1997

ASSETS
    Investments, at value (Cost $282,114,572) (Note 1)
        See accompanying schedule ............................                      $345,002,014
    Cash and foreign currency (Cost $39,445) .................                             8,740
    Receivable for Fund shares sold ..........................                         3,071,641
    Net unrealized appreciation of forward exchange contracts
      (Note 1) ...............................................                         1,480,531
    Receivable for investment securities sold ................                         1,168,695
    Dividends and interest receivable ........................                           529,305
    Unamortized organization costs (Note 5) ..................                            32,449
    Prepaid expenses .........................................                             1,381
                                                                                    ------------
        TOTAL ASSETS .........................................                       351,294,756
                                                                                    ------------
LIABILITIES
    Payable for investment securities purchased ..............      $7,535,139
    Payable for Fund shares redeemed .........................         796,746
    Investment advisory fee payable (Note 2) .................         362,902
    Transfer agent fees payable (Note 2) .....................          12,300
    Custodian fees payable (Note 2) ..........................           7,395
    Accrued expenses and other payables ......................         112,895
                                                                     ---------
        TOTAL LIABILITIES ....................................                         8,827,377
                                                                                     -----------
NET ASSETS ...................................................                      $342,467,379
                                                                                    ============
NET ASSETS CONSIST OF
    Undistributed net investment income ......................                      $  1,039,581
    Accumulated net realized gain on securities, forward
      exchange
      contracts and foreign currencies .......................                         5,415,390
    Net unrealized appreciation of securities, forward
      exchange
      contracts, foreign currencies and net other assets .....                        64,337,091
    Par value ................................................                             2,112
    Paid-in capital in excess of par value ...................                       271,673,205
                                                                                     -----------
        TOTAL NET ASSETS .....................................                      $342,467,379
                                                                                    ============
NET ASSET VALUE, offering and redemption price per share
    ($342,467,379 / 21,119,090 shares of common stock
    outstanding)                                                                          $16.22
                                                                                          ======

TWEEDY, BROWNE AMERICAN VALUE FUND
----------------------------------------------------------------------------------------------------
 Statement of Operations
----------------------------------------------------------------------------------------------------

For the Year Ended March 31, 1997

INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $83,262) ..................           $ 4,842,528
    Interest .................................................................             1,015,320
                                                                                         -----------
        TOTAL INVESTMENT INCOME ..............................................             5,857,848
                                                                                         -----------
EXPENSES
    Investment advisory fee (Note 2) .........................      $3,176,537
    Administration fee (Note 2) ..............................         329,781
    Transfer agent fees (Note 2) .............................          98,552
    Custodian fees (Note 2) ..................................          56,005
    Legal and audit fees .....................................          32,659
    Amortization of organization costs (Note 5) ..............          19,469
    Directors' fees and expenses (Note 2) ....................           3,820
    Other ....................................................         151,863
    Waiver of fees by investment adviser, administrator and
      custodian (Note 2) .....................................        (343,759)
                                                                    ----------
        TOTAL EXPENSES .......................................................             3,524,927
                                                                                         -----------
NET INVESTMENT INCOME ........................................................             2,332,921
                                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (Notes 1 and 3)
    Net realized gain on:
      Securities .............................................................            10,230,036
      Forward exchange contracts .............................................             1,264,232
      Foreign currencies .....................................................                16,177
                                                                                         -----------
    Net realized gain on investments during the year .........................            11,510,445
                                                                                         -----------

    Net change in unrealized appreciation (depreciation) of:
      Securities .............................................................            25,939,299
      Forward exchange contracts .............................................               906,418
      Foreign currencies and net other assets ................................               (30,702)
                                                                                         -----------
    Net unrealized appreciation of investments during the year ...............            26,815,015
                                                                                         -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..............................            38,325,460
                                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $40,658,381
                                                                                         ===========

TWEEDY, BROWNE AMERICAN VALUE FUND
----------------------------------------------------------------------------------------------
 Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                                   YEAR             YEAR
                                                                   ENDED            ENDED
                                                                  3/31/97          3/31/96
                                                               ------------       ---------
Net investment income ...................................      $  2,332,921       $  1,550,882
Net realized gain on securities, forward exchange
  contracts and currency transactions during the year ...        11,510,445          2,569,270
Net unrealized appreciation of securities, forward
  exchange contracts, foreign currencies and net other
  assets during the year                                         26,815,015         34,254,651
                                                               ------------       ------------
Net increase in net assets resulting from operations ....        40,658,381         38,374,803

DISTRIBUTIONS:
  Dividends to shareholders from net investment income ..        (2,924,069)        (1,344,358)
  Distributions to shareholders from net realized gain on
    investments .........................................        (7,097,006)          (253,652)
Net increase in net assets from Fund share transactions
  (Note 4)                                                      110,231,566        105,965,682
                                                               ------------       ------------
Net increase in net assets ..............................       140,868,872        142,742,475

NET ASSETS
Beginning of year .......................................       201,598,507         58,856,032
                                                               ------------       ------------
End of year (including undistributed net investment
  income of $1,039,581 and $371,199, respectively) ......      $342,467,379       $201,598,507
                                                               ------------       ------------

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

For a Fund share outstanding throughout each year.

                                                 YEAR             YEAR            YEAR            PERIOD
                                                 ENDED           ENDED           ENDED            ENDED
                                                3/31/97        3/31/96(a)     3/31/95(a)       3/31/94(b)
                                               --------        -------        -------          -------
Net asset value, beginning of year ..         $  14.29        $  10.71        $   9.71          $  10.00
                                              --------        --------        --------          --------
Income from investment operations:
Net investment income(c) ............             0.13            0.15            0.13              0.01
Net realized and unrealized gain
  (loss) on investments .............             2.39            3.56            0.93             (0.30)
                                              --------        --------        --------          --------
    Total from investment operations              2.52            3.71            1.06             (0.29)
                                              --------        --------        --------          --------
DISTRIBUTIONS:
  Dividends from net investment
    income ..........................            (0.17)          (0.11)          (0.06)          --
  Distributions from net realized
    gains ...........................            (0.42)          (0.02)        --                --
                                              --------        --------        --------          --------
    Total distributions .............            (0.59)          (0.13)          (0.06)          --
                                              --------        --------        --------          --------
Net asset value, end of year ........         $  16.22        $  14.29        $  10.71          $   9.71
                                              ========        ========        ========          ========
Total return(d) .....................            17.75%          34.70%          11.02%            (2.90)%
                                              ========        ========        ========          ========
Ratios/Supplemental Data:
Net assets, end of year (in 000's) ..         $342,467        $201,599        $ 58,856          $ 16,133
Ratio of operating expenses
  to average net assets(e) ..........             1.39%           1.39%           1.74%             2.26%(f)
Ratio of net investment income
  to average net assets .............             0.92%           1.13%           1.25%             0.64%(f)
Portfolio turnover rate .............            16%                 9%              4%                0%(g)
Average commission rate
  (per share of security)(h) ........         $ 0.0302        $ 0.0341             N/A               N/A

------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) The Fund commenced operations on December 8, 1993.
(c) Net investment income (loss) for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31,
    1997, 1996 and 1995 and the 3.75-month period ended March 31, 1994 was $0.11, $0.12,
    $0.11 and $(0.01), respectively.
(d) Total return represents aggregate total return for the periods indicated.
(e) Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1997, 1996 and 1995 and the
    3.75-month period ended March 31, 1994 were 1.52%, 1.61%, 1.94% and 3.51%, respectively.
(f) Annualized.
(g) Amount rounds to less than 1.0%.
(h) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

    Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities, for which the primary market is a national securities exchange or other market where there exists a reliable daily publication of actual transaction prices, are valued at the last sale price prior to the close of regular trading or, if there were no sales during the day, at the mean between the last ask price and the last bid price prior to the close of regular trading. Over-the-counter securities and securities listed or traded on certain foreign exchanges whose operations are similar to the United States ("U.S.") over-the-counter market are valued at the mean between the bid and ask prices. Portfolio securities that are traded primarily on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

    REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract of the time that it was closed.

    The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

    The Company on behalf of the Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company L.P. ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. From time to time, Tweedy, Browne may voluntarily waive a portion of its fee otherwise payable to it. For the year ended March 31, 1997, Tweedy, Browne voluntarily waived fees of $284,262.

    The current and retired general partners and their families, as well as employees of Tweedy, Browne, the investment adviser to the Fund, have approximately $22.8 million of their own money invested in the Fund.

    The Company on behalf of the Fund has entered into an administration agreement, as amended on February 15, 1997 (the "Administration Agreement") with First Data Investor Services Group, Inc. ("FDISG"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays FDISG an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund.

                                             FEES ON ASSETS
                         -------------------------------------------------------
                                                BETWEEN
                             UP TO              $500 AND           EXCEEDING
                          $500 MILLION         $1 BILLION          $1 BILLION
--------------------------------------------------------------------------------
Administration Fees          0.06%               0.04%               0.02%
--------------------------------------------------------------------------------

                             UP TO             EXCEEDING
                          $100 MILLION        $100 MILLION
--------------------------------------------------------------------------------
Accounting Fees              0.03%               0.01%
--------------------------------------------------------------------------------

    For the period from April 1, 1996 through February 14, 1997, FDISG voluntarily waived administration fees of $32,914. For the period from February 15, 1997 through March 31, 1997, FDISG voluntarily waved administration and fund accounting fees of $21,979.

    Under the terms of the Administration Agreement, the Company will pay for Fund Administration Services a minimum fee of $40,000 per annum, not to be aggregated with fees for Fund Accounting Services. The Company will pay a minimum monthly fee of $3,000 for Fund Accounting Services for the Fund, not to be aggregated with fees for Fund Administration Services.

    Prior to February 15, 1997, the Company paid FDISG an administrative fee and a fund accounting fee computed daily and paid monthly at the annual rates of the value of the average daily net assets of the Fund as follows:

                                              FEES ON ASSETS
                          ------------------------------------------------------
                                                 BETWEEN
                              UP TO              $200 AND           EXCEEDING
                           $200 MILLION        $500 MILLION        $500 MILLION
--------------------------------------------------------------------------------
Administration Fees           0.10%               0.08%               0.06%
--------------------------------------------------------------------------------

                              UP TO             EXCEEDING
                           $100 MILLION        $100 MILLION
--------------------------------------------------------------------------------
Accounting Fees               0.06%               0.04%
--------------------------------------------------------------------------------

    For the period April 1, 1996 through February 14, 1997, the Company paid for Fund Administration Services a minimum fee of $40,000 per Fund per annum, not to be aggregated with fees for Fund Accounting Services and a minimum fee of $40,000 per Fund per annum, not to be aggregated with fees for Fund Administration Services.

    No officer, director or employee of Tweedy, Browne, FDISG or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each director who is not an officer, director or employee of Tweedy, Browne, FDISG or any of their affiliates $2,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

    Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Bank, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). From time to time, Boston Safe may voluntarily waive a portion of its fee otherwise payable to it. For the year ended March 31, 1997, Boston Safe voluntarily waived fees of $4,604. Unified Advisers, Inc., serves as the Fund's transfer agent. Effective May 12, 1997, FDISG will replace Unified Advisers, Inc. as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

    For the year ended March 31, 1997, the Fund incurred total brokerage commissions of $223,652.

3.  SECURITIES TRANSACTIONS

    Cost of purchases and proceeds from sales of investment securities, excluding short-term investments for the year ended March 31, 1997, aggregated $131,396,987 and $36,926,371, respectively.

    At March 31, 1997, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $63,617,578 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $706,212.

4.  CAPITAL STOCK

    The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                     YEAR ENDED 3/31/97               YEAR ENDED 3/31/96
                ----------------------------------------------------------------
                 SHARES           AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------
Sold              9,381,470      $146,286,093      12,329,516     $153,231,522
Reinvested          599,957         9,419,276         112,691        1,493,159
Redeemed         (2,966,055)      (45,473,803)     (3,834,573)     (48,758,999)
--------------------------------------------------------------------------------
Net Increase      7,015,372      $110,231,566       8,607,634     $105,965,682
--------------------------------------------------------------------------------

5.  ORGANIZATION COSTS

    The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.  LINE OF CREDIT

    Effective October 1, 1996, the Company and Mellon Bank, N.A. have entered into a Line of Credit Agreement (the "Agreement") which provides the Fund with a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the lessor of $50 million or one-third of its net assets. Interest is payable at the bank's Money Market Rate plus 0.75% on an annualized basis. Under the Agreement, the Company is charged a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 1997, the Fund did not borrow under this Agreement.

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and schedule of forward exchange contracts, of Tweedy, Browne American Value Fund (the "Fund") (one of a series of Tweedy, Browne Fund Inc.) as of March 31, 1997, the related statement of operations for the year then ended, and the related statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the period from December 8, 1993 (commencement of operations) to March 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and signficant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tweedy, Browne American Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the period from December 8, 1993 to March 31, 1994, in conformity with generally accepted accounting principles.

                                /s/ Ernst & Young LLP

Boston, Massachusetts
May 2, 1997

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 1997

    For the fiscal year ended March 31, 1997, the amount of long-term capital gain distributed to shareholders by the Fund was $4,309,940.

    Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 1997, 62.17% qualify for the dividend received deduction available to corporate shareholders.

                           TWEEDY, BROWNE FUND, INC.
                       52 Vanderbilt Avenue, NY, NY 10017
                          800-432-4789 or 800-873-8242

                                                    PART C: OTHER INFORMATION


                  Item 24. Financial Statements and Exhibits.

                           List all financial statements and exhibits as part of
the Registration Statement.

                              (a)     Financial Statements (included in Part A)
                                            (i)      Financial   Highlights  for
                                                     The Tweedy,  Browne  Global
                                                     Value  Fund for the  period
                                                     June 15, 1993 (commencement
                                                     of operations) to March 31,
                                                     1997 (audited).
                                            (ii)     Financial   Highlights  for
                                                     The Tweedy, Browne American
                                                     Value  Fund for the  period
                                                     December       8,      1993
                                                     (commencement            of
                                                     operations)  to  March  31,
                                                     1997 (audited).
               (b)    Financial Statements (included in Part B):
                      Audited Financial Statements as of March 31, 1997 for the Tweedy Browne Global Value Fund and Tweedy Browne
                              American Value Fund:
                                  Portfolio Highlights
                              Portfolio of Investments
                              Schedule of Forward Exchange Contracts
                              Statement of Assets and Liabilities
                              Statement of Operations
                              Statement of Changes in Net Assets
                              Financial Highlights
                              Notes to Financial Statements
                              Report of Ernst & Young LLP, Independent Auditors

       (b)     Exhibits:
         (1) (a)           Articles  of  Incorporation  is  incorporated  by
                           reference   to   Exhibit   1   to   Pre-Effective
                           Amendment No. 2 to the Registration Statement ("Pre-Effective Amendment No. 2").
         (1) (b)           Articles   Supplementary   is   incorporated   by
                           reference   to   Exhibit   1  to   Post-Effective
                           Amendment  No.  1 to the  Registration  Statement
                          ("Post-Effective Amendment No. 1").
         (2)               By-Laws is  incorporated  by reference to Exhibit
                           2 to Pre-Effective Amendment No. 2.
         (3)               None.
         (4) (a)           Specimen  Certificate  for  the  Tweedy,   Browne
                           Global  Value Fund is  incorporated  by reference
                           to Exhibit 4 to Pre-Effective Amendment No. 2.
         (4) (b)           Specimen  Certificate  for  the  Tweedy,   Browne
                           American Value Fund is  incorporated by reference
                           to Exhibit 4 to  Post-Effective  Amendment  No. 3
                           to the Registration Statement ("Post-Effective Amendment No. 3").
         (5) (a)           Advisory   Agreement   between   Registrant   and
                           Tweedy, Browne Company L.P. dated June 3, 1993 relating to the Tweedy, Browne Global Value Fund is incorporated by reference to Exhibit 5 to Pre-Effective Amendment No. 2.
         (5) (b)           Advisory   Agreement   between   Registrant   and
                           Tweedy, Browne Company L.P. dated December 8, 1993 relating to the Tweedy, Browne American
                           Value  Fund  is   incorporated  by  reference  to
                           Exhibit   5   to   the   Registration   Statement
                          ("Post-Effective Amendment No. 5").
         (6) (a) Distribution Agreement between Registrant and Tweedy, Browne Company L.P. dated June 3, 1993 relating to the Tweedy, Browne Global Value Fund is incorporated by reference to Exhibit 6 to Pre-Effective Amendment No. 2.
         (6) (b) Distribution Agreement between Registrant and Tweedy, Browne Company L.P. dated December 8, 1993 relating to the Tweedy, Browne American
                           Value  Fund  is   incorporated  by  reference  to
                           Exhibit 6 to Post-Effective Amendment No. 5.
         (7)               None.
         (8) (a) Custody Agreement between Registrant and Boston Safe Deposit and Trust Company dated June 2, 1993 relating to the Tweedy, Browne Global Value
                           Fund is  incorporated  by  reference to Exhibit 8
                           to Pre-Effective Amendment No. 2.
         (8) (b) Amended and Restated Custody Agreement between Registrant and Boston Safe Deposit and Trust Company relating to the Tweedy, Browne Global Value Fund and the Tweedy, Browne American Value Fund dated December 8, 1993 is incorporated by
                           reference   to   Exhibit   8  to   Post-Effective
                           Amendment No. 3.
        (8) (c)                First  Amendment  to  the       Amended  and
                           Restated Custody Agreement between Registrant and Boston Safe Deposit & Trust Company relating to the
                           Tweedy, Browne Global Value Fund and the Tweedy, Browne American Value Fund dated December 31, 1996 is filed herein.
        (9) (a)            Transfer Agent Agreement  between  Registrant and
                           Unified   Advisers,   Inc.  dated  June  2,  1993
                           relating to the Tweedy,  Browne Global Value Fund
                           is incorporated by reference to Exhibit 9 to Pre-Effective Amendment No. 2.
        (9) (b) Transfer Agent Agreement between Registrant and Unified Advisers, Inc. relating to the Tweedy, Browne Value Fund is incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 3.
        (9) (c) Transfer Agent Agreement between Registrant and First Data Investor Services Group, Inc. dated
                           May  9,  1997,  relating  to the  Tweedy,  Browne
                           Global   Value  Fund  and  the   Tweedy,   Browne
                           American Value Fund is filed herein.
        (9) (d)            Administration  Agreement between  Registrant and
                           The Boston Company Advisors, Inc. dated June 2, 1993 relating to the Tweedy, Browne Global Value Fund is incorporated by reference to Exhibit 9 to Pre-Effective Amendment No. 2.
        (9) (e)            Amended  and  Restated  Administration  Agreement
                           between   Registrant   and  The  Boston   Company
                           Advisors,  Inc.  relating to the  Tweedy,  Browne
                           Global   Value  Fund  and  the   Tweedy,   Browne
                           American  Value  Fund dated  December  8, 1993 is
                           incorporated   by   reference  to  Exhibit  9  to
                           Post-Effective Amendment No. 3.
         (9) (f) Amendment No. 1 to the Amended and Restated Administration Agreement between Registrant and
                           First  Data   Investor   Services   Group,   Inc.
                           relating to the Tweedy,  Browne Global Value Fund
                           and the Tweedy, Browne American Value Fund dated February 15, 1997 is filed herein.
         (10)              Opinion  and  Consent of Miles &  Stockbridge  is
                           incorporated   by  reference  to  Exhibit  10  to
                           Post-Effective Amendment No. 1.
         (11)              Consent  of  Ernst  &  Young   LLP,   independent
                           auditors is filed herein.
         (12)              Not applicable.
         (13)(a)           Purchase Agreement dated June 2, 1993
                           relating to the initial capital
                           for  the   Tweedy,
                           Browne      Global
                           Value    Fund   is
                           incorporated    by
                           reference       to
                           Exhibit    13   to
                           Post-Effective
                           Amendment No. 3.
                                            (13)              (b)       Purchase
                                                              Agreement relating
                                                              to   the   initial
                                                              capital   for  the
                                                              Tweedy,     Browne
                                                              American     Value
                                                              Fund            is
                                                              incorporated    by
                                                              reference       to
                                                              Exhibit    13   to
                                                              Post-Effective
                                                              Amendment No. 4 to
                                                              the   Registration
                                                              Statement.
                                            (14)              None.
                                            (15)              None.
                                            (16)              None.
                     (17)              Financial Data Schedule is filed herein.


        Item 25. Persons Controlled by or Under Common Control with Registrant.


                                   No person is controlled by the Registrant.

                  Item 26. Number of Holders of Securities.

                                    As of May 15, 1997:

                                   (1)                          (2)
                                                               Number of
                             Title of Class                     Record
                                                                Holders

                    Tweedy, Browne Global
                    Value Fund Stock
                    par value $.0001 per share.................25,531

                    Tweedy, Browne American
                    Value Fund Stock
                    par value $.0001 per share................. 4,251

                  Item 27. Indemnification.

                                    Under Registrant's Articles of Incorporation
                  and By-Laws, as amended, the Directors and officers of Registrant will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, as amended, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided however to any officer or director against any liability to the Registrant or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                                    Article  2,  Section  405.2 of the  Maryland
                  General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the Corporation or its stockholders for money damages in certain instances. The Registrant's Articles of Incorporation, as amended, provide that, to the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, no Director or officer of the Registrant shall be personally liable to the Registrant or its stockholders. The Registrant's Articles of Incorporation also provide that no amendment of the Registrant's Articles of Incorporation, as amended, or repeal of any of its provisions shall limit or eliminate any of the benefits provided to Directors and officers in respect of any act or omission that occurred prior to such amendment or repeal.

                                    The   Investment   Advisory   Agreement  and
                  Distribution Agreement filed as exhibits hereto contain provisions requiring indemnification of the Registrant's investment advisor and principal underwriter by the Registrant.

                                    Insofar as  indemnification  for liabilities
                  arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant and the investment advisor and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the Distributor in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  Item 28. Business and Other Connections of Investment Adviser.

     See "Why Invest in the Funds?" in the Prospectus regarding the business of Tweedy, Browne Company L.P. (the "Investment Adviser"). The Investment Adviser also acts as the adviser for the following investment company: Tweedy, Browne Global Value Fund, Inc. The address of the Investment Adviser is 52 Vanderbilt Avenue, New York, New York 10017. Set forth below is a list of each General Partner of the Investment Adviser.


         NAME                              EMPLOYMENT

Christopher H. Browne      Associated  with the  Investment  Adviser since 1969;
                           General  Partner of TBK  Partners,  L.P.  ("TBK") and
                           Vanderbilt Partners, L.P. ("Vanderbilt") (Private investment funds).

William H. Browne          Associated with  the Investment Adviser  since  1978;
                           General Partner of TBK and Vanderbilt.

John D. Spears             Associated with the Investment Adviser  since  1974;
                           General Partner in TBK and Vanderbilt.

     Item 29. Principal Underwriters.

     (a)     Tweedy,   Browne      Value  Fund  (SICAV)  offshore  fund  series

                                            not offered to U.S. persons.

                                   (b)     Not applicable.

                                    (c)     Not applicable.

                  Item 30. Location of Accounts and Records.

                                    All  accounts,  books  and  other  documents
                  required to be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Administrator at One Exchange Place, Boston, Massachusetts 02109 or at the offices of the Adviser at 52 Vanderbilt Avenue, New York, New York 10017.

                  Item 31. Management Services.

                                    Not applicable.


                  Item 32. Undertakings.

                                    (a) The undersigned Registrant undertakes to
                  furnish each person to whom a prospectus is delivered with a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the day of May, 1997.

                                            TWEEDY, BROWNE FUND INC.

                                            By:  ____________________
                              Christopher H. Browne
                                                  President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated.

       Signature                    Title                               Date


------------------------
Christopher H. Browne               Chairman of the Board,      May     , 1997
                                    President and Director

-------------------------
William H. Browne                   Treasurer and Director       May     , 1997


-------------------------
Bruce A. Beal                               Director             May     , 1997


------------------------
Arthur Lazar                                Director             May     , 1997


-------------------------
Daniel J. Loventhal                         Director             May     , 1997


-------------------------
Richard Salomon                     Director                     May     , 1997

                                                       SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of May, 1997.

                                            TWEEDY, BROWNE FUND INC.

                                            By:   /s/ Christopher H. Browne
                              Christopher H. Browne
                                                  President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated.

         Signature                  Title                               Date


 /s/ Christopher H. Browne
Christopher H. Browne             Chairman of the Board,         May 29, 1997
                                   President and Director

 /s/ William H. Browne
William H. Browne                   Treasurer and Director       May 29, 1997


 /s/ Bruce A. Beal
Bruce A. Beal                               Director             May 29, 1997


 /s/ Arthur Lazar
Arthur Lazar                                Director             May 29, 1997

 /s/ Daniel J. Loventhal
Daniel J. Loventhal                         Director             May 29, 1997


 /s/ Richard Salomon
Richard Salomon                             Director             May 29, 1997

                             EXHIBIT INDEX


Exhibit #                    Description                                 Page #

8(c).....              First Amendment to the Amended and Restated
 .........          Custody Agreement between Registrant and
 .........          Boston Safe Deposit & Trust Company relating
 .........          to the Tweedy, Browne Global Value Fund
 .........          and the Tweedy, Browne American Value Fund
 .........          dated December 31, 1996 <R/>

9(c).....          Transfer Agent Agreement between Registrant and
 .........          First Data Investor Services Group, Inc. dated
 .........          May 9, 1997, relating to the Tweedy, Browne
 .........          Global Value Fund and the Tweedy, Browne
 .........          American Value Fund

9(f).....          Amendment No. 1 to the Amended and Restated
 .........          Administration Agreement between Registrant and
 .........          First Data Investor Services Group, Inc. relating to
 .........          the Tweedy, Browne Global Value Fund and the
 .........          Tweedy, Browne American Value Fund dated
 .........          February 15, 1997

11.......          Consent of Ernst & Young LLP, independent
 .........          auditors

17.......          Financial Data Schedule